UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC   20549

                         CURRENT REPORT

                            FORM 8-K/A
                        Amendment No. 2

                Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934

                      July 30, 2002
        Date of Report (Date of earliest event reported)

   DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP
     (Exact name of registrant as specified in its charter)

                           Wisconsin
	        (State or other jurisdiction of incorporation)

			    0-21455
                        (Commission File Number)

			   39-1518732
                         (IRS Employer Identification No.)

             N19 W24130 Riverwood Drive, Suite 100
                      Waukesha, WI  53188
       (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (262) 522-8990

ITEM 2:     Acquisition or Disposition of Assets

     This Amendment is being filed to include certain audited and compiled financial information that was not available as of the original filing date, and certain other exhibits not previously filed.

ITEM 7:     Financial Statements and Exhibits.

(a)  Financial Statements of business acquired.

The following required financial statements are filed herewith:

Statement of Operating Income and Certain Expenses of ABR Plymouth Plaza for the year ended December 31, 2001.

Statement of Operating Income and Certain Expenses of ABR Plymouth Plaza for the six months ended June 30, 2002.

Statement of Operating Income and Certain Expenses of ABR Spectrum for the year ended December 31, 2001.

Statement of Operating Income and Certain Expenses of ABR Spectrum for the six months ended June 30, 2002.

(c)    Exhibits

     The Exhibits required under Item 601 of Regulation S-K are filed herewith. See Exhibit Index following the Signature
     Page of this report, which is incorporated herein by reference.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            Decade Companies Income Properties,
                                    A Limited Partnership
                                        (Registrant)

                              By: Decade Companies
                              (General Partner of the Registrant)

Date: August 29, 2003       By:/s/ Jeffrey Keierleber
                            Jeffrey Keierleber,
                            Principal Executive Officer and
			    Principal Financial and Accounting Officer
                            of the Registrant
	    (Duly authorized to sign on behalf of the Registrant)

DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP
                       (the "Registrant")
                 (Commission File No. 0-21455)

                         EXHIBIT INDEX
                    FORM 8-K CURRENT REPORT
               Date of Report: July 30, 2002

Exhibit
Number         Description                       Dated  Filed  Herewith
99.7      ABR Plymouth Plaza Statement of Operating
          Income Expenses for the year ended
          December 31, 2001.                   12/31/01             X

99.8      ABR Plymouth Plaza Statement of Operating
          Income Expenses for the six months ended
          June 30, 2002.                       6/30/02              X

99.9      ABR Spectrum Statement of Operating Income
          Expenses for the year ended
          December 31, 2001.                   12/31/01             X

99.10     ABR Spectrum Statement of Operating Income
          Expenses for the six months ended     6/30/02             X
          June 30, 2002.

10.46     Assignment of Note, Mortgage, and
          Loan Documents                        8/27/02             X


10.47     Allonge to Note                       8/27/02             X


10.48     Bill of Sale                          7/30/02             X

10.49     Assignment of Warranties and
          Assumption Agreement                  7/30/02             X

10.50     Assignment of Leases and Security
          Deposit and Assumption Agreement      7/30/02             X

10.51     Cross-Easement Agreement              7/30/02             X

10.52     Signage Easement Agreement            7/30/02             X

10.53     Parking Easement Agreement            7/30/02             X

10.54     Mortgage Deed and Security Agreement 11/23/92             X

10.55     Allonge to Note                      10/30/92             X

10.56     Mortgage                                                  X

10.57     Assignment of Mortgage and Other Loan
          Documents                            11/3/94              X

10.58     Assignment of Mortgage and Other Loan
          Documents                           10/31/95              X

10.59     Promissory Note                     11/23/92              X

10.60     Environmental Indemnity (Plymouth)   7/1/97               X

10.61     Environmental Indemnity (Spectrum)   7/1/97               X

10.62     Imposition Reserve Agreement         7/1/97               X

10.63     Escrow Agreement                     7/30/02              X

10.64     Assignment of Leases and Rents       6/28/97              X

10.65     Escrow Agreement                     7/30/02              X

EXHIBIT NUMBER 99.7

ABR PLYMOUTH PLAZA

STATEMENT OF OPERATING INCOME
AND CERTAIN EXPENSES

DECEMBER 31, 2001

Letterhead of
Price Donoghue Ridenour
Certified Public Accountants & Business Consultants

INDEPENDENT AUDITORS' REPORT


General Partner
Decade Companies Income Properties,
  a Limited Partnership

We have audited the accompanying statement of operating income and certain expenses of ABR Plymouth Plaza (an office building) for the year ended December 31, 2001. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note A, this financial statement was prepared in conformity with the accounting practices prescribed or permitted by Regulation S-X of the Securities and Exchange Commission, which is a comprehensive basis of accounting other than U.S. generally accepted accounting principles.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the results of operations of ABR Plymouth Plaza for the year ended December 31, 2001 on the basis of accounting described in Note A.

This report is intended solely for the information and use of the board of directors and management of Decade Companies Income
Properties, a Limited Partnership and the Securities and Exchange
Commission and is not intended to be and should not be used by anyone other than these specified parties.

/s/ Price Donoghue Ridenour

Clearwater, Florida
July 28, 2003

ABR PLYMOUTH PLAZA

STATEMENT OF OPERATING INCOME AND CERTAIN EXPENSES

YEAR ENDED DECEMBER 31, 2001


Revenue	$	1,027,749

Certain operating expenses		453,632

Excess of operating revenues over certain expenses $574,117

See accompanying notes and accountants' report

ABR PLYMOUTH PLAZA

NOTES TO FINANCIAL STATEMENT

DECEMBER 31, 2001

ABR Plymouth Plaza ("Plymouth") is a five-story, approximately 57,238 square foot office building, which includes approximately 53,573 rentable square feet, and a 354-car, five-level parking garage of approximately 106,424 square feet. Plymouth is located at 26750 U.S. Highway 19 North in Clearwater, Pinellas County, Florida. During the period presented, Plymouth was owned by ABR Plymouth Plaza, Ltd., a Florida limited partnership. Plymouth was purchased by Decade Companies Income Properties, A Limited Partnership, a Wisconsin limited partnership ("DCIP"), on July 30, 2002.

Note A  Summary of Significant Accounting Policies

1.	Basis of Presentation

The accompanying statement of operating income and certain expenses was prepared from financial information submitted to DCIP by the former owner, ABR Plymouth Plaza Ltd., a Florida limited partnership.

The accompanying statement of operating income and certain expenses has been prepared in conformity with the accounting practices prescribed or permitted by Regulation S-X of the Securities and Exchange Commission, which is a comprehensive basis of accounting other than U.S. generally accepted accounting principles.

The accompanying statement of operating income and certain expenses reflects income and expenses that are directly attributable to the operations of the office building, and that are not dependent upon a particular owner of the property. As a result, interest income and certain expenses which are included in the accounting records of the property are not included in the accompanying financial statements. These expenses are depreciation, amortization, mortgage interest, office and administrative expenses.

The financial information of Plymouth presented herein does not necessarily reflect what the results of operations of Plymouth would have been had it been operated by DCIP during the period covered, and may not be indicative of future results of operations.

Note B Concentration of Credit Risk

Plymouth contracts with a limited number of lessees and its credit risk is dependent upon the loss of a significant lessee as well as the local commercial real estate market.

EXHIBIT NUMBER 99.8

ABR PLYMOUTH PLAZA

STATEMENT OF OPERATING INCOME
AND CERTAIN EXPENSES

JUNE 30, 2002

Letterhead of
Price Donoghue Ridenour
Certified Public Accountants & Business Consultants

General Partner
Decade Companies Income Properties,
  a Limited Partnership


We have compiled the accompanying statement of operating income and certain expenses of ABR Plymouth Plaza (an office building) for the six months ended June 30, 2002 included in the accompanying prescribed form in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

Our compilation was limited to presenting in the form prescribed by Regulation S-X of the Securities and Exchange Commission information that is the representation of management. We have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion or any other form of assurance on it.

As described in Note A, this financial statement (including related disclosures) is presented in accordance with the requirements of Regulation S-X of the Securities and Exchange Commission, which differ from U.S. generally accepted accounting principles. Accordingly, this financial statement is not designed for those who are not informed about such differences.

/s/ Price Donoghue Ridenour

Clearwater, Florida
August 6, 2003

ABR PLYMOUTH PLAZA

STATEMENT OF OPERATING INCOME AND CERTAIN EXPENSES

SIX MONTHS ENDED JUNE 30, 2002

Revenue	$	439,662

Certain operating expenses		178,082

Excess of operating revenues over certain expenses   $261,580

See accompanying notes and accountants' report

ABR PLYMOUTH PLAZA

NOTES TO FINANCIAL STATEMENT

JUNE 30, 2002

ABR Plymouth Plaza ("Plymouth") is a five-story, approximately 57,238 square foot office building, which includes approximately 53,573 rentable square feet, and a 354-car, five-level parking garage of approximately 106,424 square feet. Plymouth is located at 26750 U.S. Highway 19 North in Clearwater, Pinellas County, Florida. During the period presented, Plymouth was owned by ABR Plymouth Plaza, Ltd., a Florida limited partnership. Plymouth was purchased by Decade Companies Income Properties, A Limited Partnership, a Wisconsin limited partnership ("DCIP"), on July 30, 2002.

Note A Summary of Significant Accounting Policies

1.	Basis of Presentation

The accompanying statement of operating income and certain expenses was prepared from financial information submitted to DCIP by the former owner, ABR Plymouth Plaza Ltd., a Florida limited partnership.

The accompanying statement of operating income and certain expenses has been prepared in conformity with the accounting practices prescribed or permitted by Regulation S-X of the Securities and Exchange Commission, which is a comprehensive basis of accounting other than U.S. generally accepted accounting principles.

The accompanying statement of operating income and certain expenses reflects income and expenses that are directly attributable to the operations of the office building, and that are not dependent upon a particular owner of the property. As a result, interest income and certain expenses which are included in the accounting records of the property are not included in the accompanying financial statements. These expenses are depreciation, amortization, mortgage interest, office and administrative expenses.

The financial information of Plymouth presented herein does not necessarily reflect what the results of operations of Plymouth would have been had it been operated by DCIP during the periods covered, and may not be indicative of future results of operations.

Note B Concentration of Credit Risk

Plymouth contracts with a limited number of lessees and its credit risk is dependent upon the loss of a significant lessee as well as the local commercial real estate market.

EXHIBIT NUMBER 99.9

ABR SPECTRUM

STATEMENT OF OPERATING INCOME
AND CERTAIN EXPENSES

DECEMBER 31, 2001

Letterhead of
Price Donoghue Ridenour
Certified Public Accountants & Business Consultants

INDEPENDENT AUDITORS' REPORT

General Partner
Decade Companies Income Properties,
  a Limited Partnership


We have audited the accompanying statement of operating income and certain expenses of ABR Spectrum (an office building) for the year ended December 31, 2001. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note A, this financial statement was prepared in conformity with the accounting practices prescribed or permitted by Regulation S-X of the Securities and Exchange Commission, which is a comprehensive basis of accounting other than U.S. generally accepted accounting principles.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the results of operations of ABR Spectrum for the year ended December 31, 2001 on the basis of accounting described in Note A.

This report is intended solely for the information and use of the board of directors and management of Decade Companies Income
Properties, a Limited Partnership and the Securities and Exchange
Commission and is not intended to be and should not be used by anyone other than these specified parties.

/s/ Price Donoghue Ridenour

Clearwater, Florida
July 28, 2003

ABR SPECTRUM

STATEMENT OF OPERATING INCOME AND CERTAIN EXPENSES

YEAR ENDED DECEMBER 31, 2001

Revenue	$	2,318,105

Certain operating expenses		866,799

Excess of operating revenues over certain expenses $1,451,306

See accompanying notes and accountants' report

ABR SPECTRUM

NOTES TO FINANCIAL STATEMENT

DECEMBER 31, 2001

ABR Spectrum ("Spectrum") is a two-story, approximately 125,098 square foot atrium-style office building, which includes approximately 112,223 rentable square feet. Spectrum is located at 900 Winderly Place in the Maitland Center office park in Maitland, Orange County, Florida. During the period presented, Spectrum was owned by ABR Spectrum, Ltd., a Florida limited partnership. Spectrum was purchased by Decade Companies Income Properties, A Limited Partnership, a Wisconsin limited partnership ("DCIP"), on July 30, 2002.

Note A  Summary of Significant Accounting Policies

1. Basis of Presentation

The accompanying statement of operating income and certain expenses was prepared from financial information submitted to DCIP by the former owner, ABR Spectrum Ltd., a Florida limited partnership.

The accompanying statement of operating income and certain expenses has been prepared in conformity with the accounting practices prescribed or permitted by Regulation S-X of the Securities and Exchange Commission, which is a comprehensive basis of accounting other than U.S. generally accepted accounting principles.

The accompanying statement of operating income and certain expenses reflects income and expenses that are directly attributable to the operations of the office building, and that are not dependent upon a particular owner of the property. As a result, interest income and certain expenses which are included in the accounting records of the property are not included in the accompanying financial statements. These expenses are depreciation, amortization, mortgage interest, office and administrative expenses.

The financial information of Spectrum presented herein does not necessarily reflect what the results of operations of Spectrum would have been had it been operated by DCIP during the period covered, and may not be indicative of future results of operations.

Note B  Concentration of Credit Risk

Spectrum contracts with a limited number of lessees and its credit risk is dependent upon the loss of a significant lessee as well as the local commercial real estate market.

EXHIBIT NUMBER 99.10

ABR SPECTRUM

STATEMENT OF OPERATING INCOME
AND CERTAIN EXPENSES

JUNE 30, 2002

Letterhead of
Price Donoghue Ridenour
Certified Public Accountants & Business Consultants

General Partner
Decade Companies Income Properties,
  a Limited Partnership

We have compiled the accompanying statement of operating income and certain expenses of ABR Spectrum (an office building) for the six months ended June 30, 2002 included in the accompanying prescribed form in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

Our compilation was limited to presenting in the form prescribed by Regulation S-X of the Securities and Exchange Commission information that is the representation of management. We have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion or any other form of assurance on it.

As described in Note A, this financial statement (including related disclosures) is presented in accordance with the requirements of Regulation S-X of the Securities and Exchange Commission, which differ from U.S. generally accepted accounting principles. Accordingly, this financial statement is not designed for those who are not informed about such differences.

/s/ Price Donoghue Ridenour

Clearwater, Florida
August 6, 2003


ABR SPECTRUM

STATEMENT OF OPERATING INCOME AND CERTAIN EXPENSES

SIX MONTHS ENDED JUNE 30, 2002

Revenue	$	1,119,980

Certain operating expenses		327,261

Excess of operating revenues over certain expenses $792,719

See accompanying notes and accountants' report

ABR SPECTRUM

NOTES TO FINANCIAL STATEMENT

JUNE 30, 2002

ABR Spectrum ("Spectrum") is a two-story, approximately 125,098 square foot atrium-style office building, which includes approximately 112,223 rentable square feet. Spectrum is located at 900 Winderly Place in the Maitland Center office park in Maitland, Orange County, Florida. During the period presented, Spectrum was owned by ABR Spectrum, Ltd., a Florida limited partnership. Spectrum was purchased by Decade Companies Income Properties, A Limited Partnership, a Wisconsin limited partnership ("DCIP"), on July 30, 2002.

Note A  Summary of Significant Accounting Policies

1.	Basis of Presentation

The accompanying statement of operating income and certain expenses was prepared from financial information submitted to DCIP by the former owner, ABR Spectrum Ltd., a Florida limited partnership.

The accompanying statement of operating income and certain expenses has been prepared in conformity with the accounting practices prescribed or permitted by Regulation S-X of the Securities and Exchange Commission, which is a comprehensive basis of accounting other than U.S. generally accepted accounting principles.

The accompanying statement of operating income and certain expenses reflects income and expenses that are directly attributable to the operations of the office building, and that are not dependent upon a particular owner of the property. As a result, interest income and certain expenses which are included in the accounting records of the property are not included in the accompanying financial statements. These expenses are depreciation, amortization, mortgage interest, office and administrative expenses.

The financial information of Spectrum presented herein does not necessarily reflect what the results of operations of Spectrum would have been had it been operated by DCIP during the period covered, and may not be indicative of future results of operations.

Note B  Concentration of Credit Risk

Spectrum contracts with a limited number of lessees and its credit risk is dependent upon the loss of a significant lessee as well as the local commercial real estate market.

EXHIBIT NUMBER 10.46

This Instrument Prepared By:
Jeffrey C. Shannon, Esq.
Fowler White Boggs Banker P.A.
501 E. Kennedy Boulevard
Suite 1700
Tampa, Florida 33602

                 [Space Above for Recorder's Use]

         ASSIGNMENT OF NOTE, MORTGAGE, AND LOAN DOCUMENTS

This Assignment of Note, Mortgage and Loan Documents (the "Assignment") is executed as of August 27 , 2002, by TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation (the "Assignor"), to DECADE MORTGAGE LOAN PARTNERS, L.L.C., a Wisconsin limited liability company (the "Assignee"), having an office at Riverwoods Corporate Center, N19 W24130 Riverwood Drive, Suite 100, Waukesha, Wisconsin 53188.

                            BACKGROUND

Assignor is the owner and holder of the following documents or instruments (collectively, the "Loan Documents"):

1. Purchase Money Promissory Note (the "First Union Note") dated October 30, 1992, in the original principal sum of $8,048,000 executed by ABR Spectrum, Ltd., a Florida limited partnership ("Spectrum"), in favor of First Union National Bank of Florida, a national banking association ("First Union"), as assigned to Assignor by that certain Assignment of Note and Mortgage dated July 1, 1997, recorded in Official Records Book 5294, Page 908 of the Public Records of Orange County, Florida (the "Assignment of First Union Note and Mortgage");

2. Purchase Money Mortgage, Security Agreement, Financing Statement and Fixture Filing, dated October 30,1992, executed by Spectrum in favor of First Union, and recorded in Official Records Book 4483, at Page 2903 of the Public Records of Orange County, Florida (the "First Union Mortgage"), as assigned to Assignor pursuant to the Assignment of First Union Note and Mortgage;

3. Assignment of Rents and Leases dated October 30, 1992, executed by Spectrum in favor of First Union, and recorded in Official Records Book 4483, Page 2928 of the Public Records of Orange County, Florida (the "First Union Assignment"), as assigned to Assignor pursuant to the Assignment of First Union Note and Mortgage;

4. UCC-1 Financing Statement in favor of First Union recorded in Official Records Book 4483, Page 2938 of the Public Records of Orange County, Florida (the "First Union Financing Statement"), as assigned to Assignor pursuant to the Assignment of First Union Note and Mortgage;

5. Promissory Note (the "Chase Note") dated November 23,1992, in the original principal sum of $2,896,ooo executed by ABR Plymouth, Ltd., a Florida limited partnership ("Plymouth"), in favor of The Chase Manhattan Bank, N.A., a national banking association ("Chase"), as assigned to Lennar Northeast Limited Partnership, a Delaware limited partnership ("Lennar") by that certain Assignment of Mortgage and other Loan Documents dated November 3,1994, recorded in Official Records Book 8909, Page 683 of the Public Records of Pinellas County, Florida (the "Lennar Assignment"), and as assigned to Bank Midwest, N.A., a national banking association ("Bank Midwest") by that certain Assignment of Mortgage and Other Loan Documents dated October 31,1995, recorded in Official Records Book 9155, Page 612 of the Public Records of Pinellas County, Florida (the "Bank Midwest Assignment"), and as assigned to Assignor by that certain Assignment of Note, Mortgage, and Leases and Rents dated June 30, 1997, recorded in Official Records Book 9788, Page 831 of the Public Records of Pinellas County, Florida (the "Assignment of Chase Note and Mortgage");

6. Mortgage Deed and Security Agreement dated November 23, 1992, executed by Plymouth in favor of Chase, and recorded in Official Records Book 8108, at Page 2182 of the Public Records of Pinellas County, Florida (the "Chase Mortgage"), as assigned to Lennar pursuant to the Lennar Assignment, and as assigned to Bank Midwest pursuant to the Bank Midwest Assignment, and as assigned to Assignor pursuant to the Assignment of Chase Note and Mortgage;

7. Collateral Assignment of Leases, Rents and Contract Rights dated November 23, 1992, executed by Plymouth in favor of Chase, and recorded in Official Records Book 8108, at Page 2202 of the Public Records of Pinellas County, Florida (the "Chase Assignment", the First Union Assignment and Chase Assignment shall hereinafter be collectively referred to as the "Assignment of Rents")), as assigned to Lennar pursuant to the Lennar Assignment, and as assigned to Bank Midwest pursuant to the Bank Midwest Assignment, and as assigned to Assignor pursuant to the Assignment of Chase Note and Mortgage;

8. UCC-1 Financing Statement in favor of Chase recorded in Official Records Book 8108, Page 2214 of the Public Records of Pinellas County, Florida (the "Chase Financing Statement", the First Union Financing Statement and Chase Financing Statement shall hereinafter be collectively referred to as the "Financing Statements"), as assigned to Lennar pursuant to the Lennar Assignment, and as assigned to Bank Midwest pursuant to the Bank Midwest Assignment, and as assigned to Assignor pursuant to the Assignment of Chase Note and Mortgage;

9.   Consolidation Note effective July 1, 1997 in the amount of
$10,230,952.88 made by Spectrum and Plymouth (collectively, the "Borrower") in favor of Assignor (the "Consolidation Note");

10.   Future Advance Note effective July 1, 1997 in the amount of
$619,048.12 made by Borrower in favor of Assignor (the "Future
Advance Note");

11. Renewal Promissory Note dated July 1, 1997 in the amount of $10,850,000.00 made by Borrower in favor of Assignor (the "Renewal Note", the First Union Note, Chase Note, Consolidation Note, Future Advance Note and Renewal Note shall hereinafter be collectively referred to as the "Note");

12. Assumption Agreement and Consolidation, Renewal and Restatement of Mortgages and Security Agreements and Assignments of Leases and Rents and Spreader Agreement and Notice of Future Advance dated July 1, 1997, executed by Borrower in favor of Assignor, and recorded in Official Records Book 5294, Page 912 of the Public Records of Orange County, Florida, and recorded in Official Records Book 9788, Page 838 of the Public Records of Pinellas County, Florida (the "Consolidated Mortgage", the First Union Mortgage, Chase Mortgage and Consolidated Mortgage shall hereinafter be collectively referred to as the "Mortgage"); and

13. Any and all other documents held by Assignor executed and delivered in conjunction with the Note.

For valuable consideration granted by Assignee to Assignor, the receipt of which is hereby acknowledged, Assignor agrees to absolutely assign the Note, Mortgage, Assignment of Rents, and Financing Statements to Assignee on the terms and conditions more particularly set forth below.

                       OPERATIVE PROVISIONS

1. Assignment of Note. Mortgage, Assignment of Rents, and Financing Statements. Assignor hereby unconditionally grants, transfers, and assigns to Assignee, all of Assignor's right, title and interest in the Note, Mortgage, Assignment of Rents, and Financing Statements, including all of Assignor's right to receive payments of principal and interest under the Note, to have and to hold the same unto the Assignee, its successors and assigns, forever. Concurrently herewith, Assignor has endorsed to Assignee, without recourse, the Note.

2. All Other Loan Documents. Assignor hereby unconditionally grants, transfers, and assigns to Assignee, all of Assignor's right, title and interest in all other documents or agreements entered into by Borrower in connection with or related to the loan evidenced by the Note (the "Loan") and secured by the Mortgage, including, without limitation, any letters of credit, to have and to hold the same unto the Assignee, its successors and assigns, forever.

3. No Representations or Warranties. This Assignment is being made without recourse and, except for Assignor's representations that (i) it is the owner of the Loan Documents as of the date hereof; (ii) it has good right, power and authority to assign the Loan Documents and the undersigned is fully authorized to execute this instrument on behalf of the Assignor; (iii) it has not executed any prior assignment or pledge of any of the Loan Documents; and (iv) the outstanding principal balance under the Note as of this date is $10,079,063.71; without any representation or warranty of any kind, including, but not limited to, the enforceability or collectibility of the Note, Mortgage, Assignment of Rents, Financing Statements and other Loan Documents, or compliance with any applicable laws or regulations. By its acceptance of this Assignment, Assignee acknowledges and agrees that it is not relying presently and shall not be entitled to rely in the future on any representations or warranties by Assignor, and hereby irrevocably releases and waives any and all rights to any claims, damages, or causes of action against Assignor.

4. Successors and Assigns. This Assignment shall inure to the benefit of the successors and assigns of Assignor and Assignee, and shall be binding upon the successors and assigns of Assignor and Assignee.

             (Remainder of page intentionally blank)

IN WITNESS WHEREOF, the Assignor has caused these presents to be executed in its name and its seal to be affixed, by its proper officer thereunto duly authorized, this 27th day of August, 2002.

Signed, sealed and delivered
in the presence of              TEACHERS INSURANCE AND ANNUITY
                                ASSOCIATION OF AMERICA,
                                a New York corporation

Print name:   /s/ Sangeeta Kumar          By:  /s/ William A. Welcher
                                        Name:     William A. Welcher
Print name:  /s/ Jasmine Rosario
Title:    Associate Director

Address: 730 Third Avenue
New York, New York 10017

STATE OF NEW YORK               )
                                ) ss:
COUNTY OF NEW YORK              )

The foregoing instrument was acknowledged before me this 27th day of August, 2002, by William A. Welcher, as Associate Director of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation, on behalf of said corporation. He/she is personally known to me or produced a driver's license as identification.

/s/ Anthony L. Grimaldi
Notary Public, State of
at Large

Print name:
Commission No., if any:

(SEAL)  Anthony L. Grimaldi
Notary Public, State of New York
No. 4911148
Qualified in Westchester County
My Commission Expires:                       Commission Expires
                                             October 13, 2003

EXHIBIT 10.47

                         ALLONGE TO NOTE

Pay to the order of DECADE MORTGAGE LOAN PARTNERS, L.L.C., a
Wisconsin limited liability company, "without recourse"

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation

     By:  /s/ William A. Welcher
          Name:     William A. Welcher
          Title:    Associate Director
          Dated:    August 27, 2002


THIS ALLONGE HAS BEEN EXECUTED IN CONNECTION WITH AN ASSIGNMENT OF that certain Renewal Promissory Note dated July 1, 1997, in the amount of Ten Million Eight Hundred Fifty Thousand and No/100 Dollars ($10,850,000.00) executed by ABR Spectrum, Ltd., a Florida limited partnership, and ABR Plymouth, Ltd., a Florida limited partnership, and payable to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation (said note hereinafter called "Note"). THIS ORIGINAL ALLONGE SHALL BE PERMANENTLY AFFIXED TO THAT SAID NOTE.


EXHIBIT NUMBER 10.48

                           BILL OF SALE

ABR PLYMOUTH PLAZA, LTD. and ABR SPECTRUM, LTD., both entities being Florida limited partnerships ("Seller"), in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration received, hereby, on this 30th day of July, 2002, sells to DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP, a Wisconsin limited partnership ("Buyer"), the personal property (the "Personal Property") described as:

Any and all apparatus, equipment, appliances, systems, tools, machineries, fixtures, inventory, furniture or furnishings of any kind in the possession of and owned by Seller, used in the operation or occupancy of the premises described on Exhibit "A" and Exhibit "A-1" attached hereto and incorporated herein by virtue of this reference; which personalty is more particularly described on Exhibit "B" attached hereto and incorporated herein by virtue of this reference, and warrants that the Personal Property is free of all encumbrances, that good title to and right to sell that Personal
Property is vested in Seller, and that Seller will defend the title against the lawful claims of all persons.

Signed, sealed and delivered          ASSIGNOR:
in the presence of:
                              ABR PLYMOUTH PLAZA, LTD., a Florida
                                   /s/ Leo Salvatori limited partnership
Witness No. 1 Signature

				 By:  (Corporate Seal)
                                     REED DEVELOPMENT COMPANY,
Leo J. Salvatori                   a Florida corporation, as General Partner
Witness No. 1 Printed Name

/s/ Debra K. Blackwell             By:
Witness No. 2 Signature               Robert M. Reed, II, as
                                      President

Debra K. Blackwell
Witness No. 2 Printed Name

                       ABR SPECTRUM, LTD., a Florida
                              limited partnership

/s/ Leo J. Salvatori                  By:    (Corporate Seal)
Witness No. 1 Signature            REED DEVELOPMENT COMPANY,
                                   A Florida corporation, as General Partner

Leo J. Salvatori
Witness No. 1 Printed Name
                                      By:
                                   Robert M. Reed, II, as
                                   President

/s/ Debra K. Blackwell
Witness No. 2 Signature

Debra K. Blackwell
Witness No. 2 Printed Name
STATE OF FLORIDA
COUNTY OF COLLIER

The foregoing instrument was acknowledged before me this 30th day of July, 2002 by Robert M. Reed II, as President of Reed Develop o y, a Florida corporation, as General Partner on behalf of both ABR PLYMOUTH PLAZA, LTD. and ABR SPECTRUM, LTD., both Florida limited partnerships, who is personally known to me.

                                              /s/ Leo J. Salvatori
						    Notary Public

                      TYPED, PRINTED OR STAMPED NAME OF NOTARY PUBLIC My Commission Expires:

                      Leo J. Salvatori
                      My Commission # CC 967892
                     Expires: November 28, 2004
                     Bonded Thru Notary Public Underwriters

			 EXHIBIT A


 LEGAL DESCRIPTION:  PARCEL 1

A TRACT OF LAND LYING IN SECTION 30, TOWNSHIP 28 SOUTH, RANGE 16
EAST, CLEARWATER. PINELLAS COUNTY, FLORIDA, AND BEING MORE
PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE CENTER OF SAID SECTION 30: THENCE S.00'12'15'E, FOR
50.00 FEET. ALONG THE CENTERLINE OF U.S. HIGHWAY 19; THENCE N.89'55'13'W, FOR 100.00 FEET, TO THE INTERSECTION OF THE SOUTH RIGHT-OF-WAY LINE OF S.R. 580, AND THE WEST RIGHT-OF-WAY LINE OF U.S. HIGHWAY 19 (A 200 FOOT RIGHT-OF-WAY), THENCE ALONG SAID RIGHT-OF-WAY THE FOLLOWING THREE (3) COURSES: 1) S,00'12'15'E, FOR
150.49 FEET, TO A POINT OF CURVATURE OF A CURVE CONCAVE TO THE NORTHEAST; 2) THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 2964.93 FEET, CENTRAL ANGLE OF 21'50'27', AND ARC LENGTH OF 1130.21 FEET, AND A CHORD BEARING S.11'07'28'E, FOR 1123.38 FEET TO THE POINT OF BEGINNING: 3) THENCE CONTINUE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 2964.93 FEET, CENTRAL ANGLE OF 04'59'40', AN ARC LENGTH Of 258.46 FEET, AND A CHORD BEARING S.24'32'32'E. FOR 258.37 FEET; THENCE, LEAVING SAID RIGHT-OF-WAY LINE S.53'51'47'W, FOR 93.06 FEET; THENCE N.36'08'28'W, FOR 111.50 FEET; THENCE S.53'51'32'W, FOR 229,00
FEET; THENCE N.36'08'28'W,' FOR 18.50 FEET; THENCE S.53'51'32'W,
FOR 201,65 FEET; THENCE N.36'08'23'W, FOR 160.00 FEET: THENCE S.53'51'32'W, FOR 210.82 FEET, TO A POINT ON THE EASTERLY RIGHT-OF-WAY LINE OF ENTERPRISE ROAD; THENCE ALONG SAID RIGHT-OF-WAY LINE THE FOLLOWING THREE COURSES: 1) N,5519'05'W, FOR
307.28 FEET, TO THE POINT OF CURVATURE OF A CURVE CONCAVE TO THE NORTHEAST; 2) THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE HANNC A RADIUS OF 270.00 FEET. CENTRAL ANGLE OF 45'19'50', AN ARC LENGTH OF 213.62 FEET, AND A CHORD BEARING N.32'39'10'W, FOR 208.09 FEET TO THE POINT OF COMPOUND CURVATURE OF OF CURVE CONCAVE TO THE NORTHEAST; 3) THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 835.00 FEET, A CENTRAL ANGLE OF 00'24'40', AN ARC LENGTH OF 5.99 FEET AND A CHORD BEARING N.09'46'55'W, FOR 5.99 FEET TO A POINT ON THE SOUTH LINE OF THE PLAT OF DUNEDIN INDUSTRIAL PARK, AS RECORDED IN PLAT BOOK 64, PACE 76, OF THE PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA; THENCE ALONG THE SOUTHERLY AND EASTERLY LINES OF SAID PLAT THE FOLLOWING TWO (2) COURSES: 1) S.89'55'13'E, FOR 6.87 FEET; 2) THENCE N.00'04'47'E, FOR 167,02
FEET. THENCE, LEAVING SAID PLAT, S,89'55'13'E, FOR 220.00 FEET. THENCE S,00'04'47'W, FOR 135.00 FEET; THENCE S.89-55-13-E, FOR
568.72 FEET; THENCE N.00'04'47'E, FOR 10.00 FEET; THENCE S.36'56'12'E, FOR 70.43 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE TO THE NORTHWEST; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE, HAVING A RADIUS OF 47.75 FEET, A CENTRAL ANGLE OF 38'13'11', AN ARC LENGTH OF 31.85 FEET AND A CHORD BEARING N.77'38'48'E, FOR 31.26 FEET TO A POINT OF TANGENCY; THENCE N,58'32'12'E, FOR 121.19 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE TO THE SOUTHEAST; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 187,16 FEET, CENTRAL ANGLE OF 09'05'08', AN ARC LENGTH OF 29.68 FEET, AND A CHORD BEARING N.63'04'46'E, FOR 29.65 FEET TO A POINT OF TANGENCY; THENCE N.67'37'20'E. FOR 26.65 FEET TO THE POINT OF BEGINNING. LESS THAT PART THEREOF AS DESCRIBED IN ORDER OF TAKING RECORDED IN OR BOOK 6656, PACE 889.

AND LESS THE FOLLOWING DESCRIBED PARCEL TO WIT:

LEGAL DESCRIPTION: PARCEL 2

A TRACT OF LAND LYING IN SECTION 30, TOWNSHIP 28 SOUTH, RANGE 16
EAST, CLEARWATER, PINELLAS COUNTY, FLORIDA, AND BEING MORE
PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE CENTER OF SAID SECTION 30; THENCE S.00'12'15'E, FOR
50.00 FEET, ALONG THE CENTERLINE OF U.S. HIGHWAY 19; THENCE N.89'55'13'W, FOR 100.00 FEET, TO THE INTERSECTION OF THE SOUTH RIGHT-OF-WAY LINE OF S.R. 580, AND THE WEST RIGHT-OF-WAY LINE OF U.S. HIGHWAY 19 (A 200 FOOT RIGHT-OF-WAY), THENCE ALONG SAID RIGHT-OF-WAY THE FOLLOWING THREE (3) COURSES: 1) S.0012'15'E, FOR
150.49 FEET, TO A POINT OF CURVATURE OF A CURVE CONCAVE TO THE NORTHEAST; 2) THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 2964.93 FEET, CENTRAL ANGLE OF 21'50'27', AND ARC LENGTH OF 1130.21 FEET, AND A CHORD BEARING S.11'07'28'E, FOR 1123.38 FEET; 3) THENCE CONTINUE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 2964.93 FEET, CENTRAL ANGLE OF 04'59'40', AN ARC LENGTH OF 258.46 FEET, AND A CHORD BEARING S.24'32'32'E. FOR 258.37 FEET; THENCE, LEAVING SAID RIGHT-OF-WAY LINE S.53'51'47'W, FOR 93.06 FEET; THENCE N.36'08'28'W, FOR 111.50
FEET; THENCE S.53'51'32'W, FOR 229.00 FEET; THENCE N.36'08'28'W,
FOR 18.50 FEET; THENCE S.53'51'32'W, FOR 201.65 FEET; THENCE N.36'08'23'W, FOR 160.00 FEET; THENCE S.53'51'32'W, FOR 53.82 FEET
TO THE POINT OF BEGINNING; THENCE CONTINUE S.53'08'28'W, A DISTANCE OF 157.20 FEET, TO A POINT ON THE EASTERLY RIGHT-OF-WAY LINE OF ENTERPRISE ROAD; THENCE ALONG SAID RIGHT-OF-WAY LINE N.55'19'05'W, FOR 307.28 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE TO THE NORTHEAST; 2) THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 270.00 FEET, CENTRAL ANGLE OF 45'19'50', AN ARC LENGTH OF 213.62 FEET, AND A CHORD BEARING N.32'39'10'W., FOR
208.09 FEET TO THE POINT OF COMPOUND CURVATURE OF CURVE CONCAVE TO THE NORTHEAST; 3) THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 835.00 FEET, A CENTRAL ANGLE OF 00'24'40', AN ARC LENGTH OF 5.99 FEET AND A CHORD BEARING N.09'46'55'W, FOR 5.99 FEET TO A POINT ON THE SOUTH LINE OF THE PLAT OF DUNEDIN INDUSTRIAL PARK, AS RECORDED IN PLAT BOOK 64, PACE 76, OF THE PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA; THENCE ALONG THE SOUTHERLY AND EASTERLY LINES OF SAID PLAT THE FOLLOWING TWO (2) COURSES: 1) S.89'55'13'E, FOR 6.87 FEET; 2) THENCE N.00'04'47'E, FOR 167.02
FEET; THENCE, LEAVING SAID PLAT, S,89'55'13'E, FOR 220.00 FEET; THENCE SOUTH. FOR 294.58 FEET TO THE POINT OF BEGINNING; HAVING AN AREA OF 1500414.4 SQUARE FEET, 3.44 ACRES MORE OR LESS.

			   EXHIBIT A-1

                        LEGAL DESCRIPTION

                        SPECTRUM PROPERTY

A part of Tract 9, MAITLAND CENTER SECTION THREE, Maitland, Orange County, Florida, according to the plat thereof as recorded in Plat Book 10, Page 10, Public Records of Orange County, Florida, more particularly described as follows:

BEGIN at the Southwest corner of SUN BAY CLUB UNIT 1, as shown on the plat thereof as recorded in Condominium Plat Book 7, Pages 70 through 87, Public Records of Orange County, Florida; THENCE North 8956'05" East along the South boundary of said SUN BAY CLUB UNIT
1 a distance of 42.00 feet; THENCE South 78Section03'55" East a distance of 200.00 feet; THENCE South 2822'30" East a distance of 44.11 feet; THENCE South 69Section12'28" East a distance of 753.22 feet to the Southeast corner of Tract 9; THENCE South 64Section33'33" West a distance of 1057.07 feet to a point on the West boundary of Tract 9, said point being on a curve concave Southwesterly, a radial line to said point bearing South 88Section23'40" East; THENCE Northerly along said West boundary, along the arc of said curve, having a radius of
709.07 feet, through a central angle of 18Section47'19" a distance of
232.52 feet to a point of reverse curvature of a curve concave
Easterly; THENCE Northerly along said West boundary of Tract 9, along the arc of said curve having a radius of 639.07 feet, through a central angle of 33Section05'55" a distance of 369.18 feet to a point of reverse curvature of a curve concave Westerly; THENCE Northerly along said West boundary of Tract 9, along the arc of said curve having a radius of 709.07 feet, through a central angle of 15Section58'50" a distance of 197.77 feet to a point of tangency; THENCE North 00Section03'55" West along said West boundary of Tract 9, a distance of 12.97 feet to the point of beginning.

			    Exhibit B

                            Personalty

That personalty owned by Assignor and located upon the real property described in Exhibit A and Exhibit A-1 attached hereto as of September 12, 2002.

EXHIBIT NUMBER 10.49

ASSIGNMENT OF WARRANTIES AND ASSUMPTION AGREEMENT

This Assignment of Warranties and Assumption Agreement (the
"Assignment") is entered into as of July 30, 2002, by and between ABR PLYMOUTH PLAZA, LTD. and ABR SPECTRUM, LTD., both entities being Florida limited partnerships ("Assignor") and DECADE
COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP, a Wisconsin limited partnership ("Assignee").

                            RECITALS

A. Assignor and Assignee have entered into a Purchase and Sale Agreement dated June 12, 2002 (the "Agreement") for the sale of real property situated in Pinellas County and Orange County, State of Florida, described in Exhibit A and
     Exhibit A-1 attached hereto and incorporated herein by virtue of this reference (the "Real Property").

B. Assignor desires to assign to Assignee all of Assignor's right, title, and interest in and to the warranties, guaranties, and similar rights described below, and Assignee desires to accept such assignment from Assignor.

                           AGREEMENTS

In consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

     1. Assignor assigns, sets over, transfers, conveys, and sells to Assignee all of Assignor's right, title and interest in and to the warranties, guaranties, and similar rights (the "Warranties and Guaranties"), if any, that Assignor may hold or own, all as described on Exhibit "B" attached hereto. By execution hereof, Assignee accepts this Assignment, agrees to pay and perform all terms, conditions, and covenants made by Assignor in connection with the Warranties and Guaranties assigned hereby, and assumes all of the obligations of Assignor thereunder from and after the date hereof.

     2. Assignor warrants that Assignor is the owner of all interest conveyed hereby, that Assignor has full and lawful authority to assign the Warranties and Guaranties (to the extent permitted by the terms thereof), and that Assignor will defend the assignment and sale under this Assignment against all persons claiming the same or any part thereof.

     3. This Assignment shall inure to and be binding upon the parties hereto and their respective heirs, successors and assigns.

     4. This Assignment shall be governed by and construed in accordance with the laws of the State of Florida.

     EXECUTED as of the date first written above.

                                      Signed, sealed and delivered
				                ASSIGNOR:
IN THE PRESENCE OF:
                              ABR PLYMOUTH PLAZA, LTD., a Florida
                              /s/  Leo J. Salvatori
			      limited partnership
Witness No. 1 Signature
                             By:  (Corporate Seal)
                                     REED DEVELOPMENT COMPANY,
Witness No. 1 Printed Name           A Florida corporation, as
                                     General Partner

/s/ Debra K. Blackwell
Witness No. 2 Signature            By:
                                   Robert M. Reed, II, as President
Witness No. 2 Printed Name

/s/  Leo J. Salvatori              ABR SPECTRUM, LTD., a Florida limited
Witness No. 1 Signature            partnership

                              By: (Corporate Seal)
Witness No. 1 Printed Name        REED DEVELOPMENT COMPANY,
                                  a Florida corporation, as
                                   General  Partner
 /s/ Debra K. Blackwell

Witness No. 2 Signature     By:
				 Robert M. Reed, II, as
                                 President
Witness No. 2 Printed Name
/s/ Nan Gregory

ASSIGNEE:

Witness No. 1 Signature
                              DECADE COMPANIES INCOME PROPERTIES, A LIMITED
Witness No. 1 Printed Name    PARTNERSHIP, a Wisconsin limited partnership

/s/ Patsy E. Trusal             By:  Decade Companies, General Partner
Witness No. 2 Signature
                                By:  Decade 80, Inc., General Partner
Witness No. 2 Printed Name      By:  Jeffrey Keierleber, President
                                By:  Jeffrey Keierleber, General Partner

				   LEGAL DESCRIPTION;
PARCEL 1
A TRACT OF LAND LUNG IN SECTION 30, TOWNSHIP 28 SOUTH, RANGE 16 EAST, CLEARWATER. PINELLAS COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCE AT THE CENTER OF SAID
SECTION 30; THENCE S.00'12'15'E, FOR 50.00 FEET, ALONG THE CENTERLINE OF U.S. HIGHWAY 19; THENCE N.89'S5't3'w, FOR 100.00 FEET, TO THE INTERSECTION OF THE SOUTH RIGHT-OF-WAY LINE OF S.R. 580, AND THE WEST RIGHT-OF-WAY LINE OF U.S. HIGHWAY 19 (A 200 FOOT RIGHT-OF-WAY), THENCE ALONG SAID RIGHT-OF-WAY THE FOLLOWING THREE
(3) COURSES: 1) S.0012'15'E, FOR 150.49, FEET, TO A POINT OF CURVATURE OF A CURVE CONCAVE TO THE NORTHEAST; 2) THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE HAYING A RADIUS OF 2964.93 FEET, CENTRAL ANGLE OF 21'50'27', AND ARC LENGTH OF 1130.21 FEET, AND A CHORD BEARING S.11'07'28'E, FOR 1123.38 FEET TO THE POINT OF BEGINNING; 3) THENCE CONTINUE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 2964.93 FEET, CENTRAL ANGLE OF 04'59'40', AN ARC LENGTH OF 258.46 FEET, AND A CHORD BEARING 5.24'32'32'E. FOR 258.37 FEET; THENCE, LEAVING SAID RIGHT-OF-WAY LINE S.53'51'47'w, FOR 93.06 FEET; THENCE N.36'08'28'w, FOR 111.50
FEET: THENCE S.53'51'32'w, FOR 229.00 FEET; THENCE N,36'08'28'W,'
FOR 18.50 FEET; THENCE 5.53'51'32'W, FOR 201.65 FEET; THENCE N,36'08'23'W, FOR 160.00 FEET; THENCE S.53'51'32'w, FOR 210.82
FEET, TO A POINT ON THE EASTERLY RIGHT-OF-WAY LINE OF ENTERPRISE ROAD; THENCE ALONG SAID RIGHT-OF-WAY LINE THE FOLLOWING THREE
COURSES: 1) N,55'19'05'W, FOR 307,28 FEET, TO THE POINT OF CURVATURE OF A CURVE CONCAVE TO THE NORTHEAST; 2) THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 270.00 FEET, CENTRAL ANGLE OF 45'19'50', AN ARC LENGTH OF 213.62 FEET, AND A CHORD BEARING N,32'39'10'W.. FOR 208.09 FEET TO THE POINT OF COMPOUND CURVATURE OF CURVE CONCAVE TO THE NORTHEAST; 3) THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 835.00 FEET, A CENTRAL ANGLE OF 00'24'40', AN ARC LENGTH OF 5.99 FEET AND A CHORD BEARING N.09'46'55'W, FOR 5.99 FEET TO A POINT ON THE SOUTH LINE OF THE PLAT OF DUNEDIN INDUSTRIAL PARK, AS RECORDED IN
PLAT BOOK 64, PAGE 76, OF THE PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA; THENCE ALONG THE SOUTHERLY AND EASTERLY LINES OF SAID PLAT THE FOLLOWING TWO (2) COURSES: 1) 5.89'55'13'E, FOR 6.87 FEET; 2) THENCE N.OOT34'47'E. FOR 167.02 FEET; THENCE, LEAVING SAID PLAT, S.89'55'13'E. FOR 220.00 FEET; THENCE S.00'04'47'W, FOR 135.00
FEET; THENCE S.89'55'13'E, FOR 568.72 FEET; THENCE N.00'04'47'E,
FOR 10,00 FEET; THENCE S.36'56'12'E, FOR 70.43 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE TO THE NORTHWEST; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE, HAVING A RADIUS OF 47.75 FEET, A CENTRAL ANGLE OF 38'13'11', AN ARC LENGTH OF 31.85 FEET AND A CHORD BEARING N,77'38'48-E, FOR 31,26 FEET TO A POINT OF TANGENCY; THENCE N.58'32'12'E, FOR 121.19 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE TO THE SOUTHEAST; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 187.16 FEET, CENTRAL ANGLE OF 09'05'08', AN ARC LENGTH OF 29.68 FEET, AND A CHORD BEARING N.63'04'46'E, FOR 29.65 FEET TO A POINT OF TANGENCY; THENCE N.67'37'20'E, FOR 26.65 FEET TO THE POINT OF BEGINNING, LESS THAT PART THEREOF AS DESCRIBED IN ORDER OF TAKING RECORDED IN OR BOOK 6656, PAGE 889.

AND LESS THE F04LOYANC DESCRIBED PARCEL TO WIT:

LEGAL DESCRIPTION; PARCEL 2
A TRACT OF LAND LYING IN SECTION 30, TOWNSHIP 28 SOUTH, RANGE 16 EAST, CLEARWATER, PINELLAS COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCE AT THE CENTER OF SAID
SECTION 30; THENCE S.0012'15'E, FOR 50.00 FEET, ALONG THE CENTERLINE OF U.S. HIGHWAY 19: THENCE N.89'S5'13'W, FOR 100.00 FEET, TO THE INTERSECTION OF THE SOUTH RIGHT-OF-WAY LINE OF S.R, 580, AND THE WEST RIGHT-OF-WAY LINE OF U.S. HIGHWAY 19 (A 200 FOOT RIGHT-OF-WAY), THENCE ALONG SAID RIGHT-OF-WAY THE FOLLOWING THREE
(3) COURSES: 1) S.00'12'15'E, FOR 150.49 FEET, TO A POINT OF CURVATURE OF A CURVE CONCAVE TO THE NORTHEAST; 2) THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 2964,93 FEET, CENTRAL ANGLE OF 21'50'27', AND ARC LENGTH OF 1130.21 FEET, AND A CHORD BEARING S.11'07'28'E, FOR l123.38 FEET; 3) THENCE CONTINUE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 2964.93 FEET, CENTRAL ANGLE OF 04'59'40', AN ARC LENGTH OF
258.46 FEET, AND A CHORD BEARING S.24'32'31'E. FOR 258.37 FEET:
THENCE, LEAVING SAID RIGHT-OF-WAY LINE S.53'51'47'W, FOR 93.06 FEET; THENCE N.36'08'28'W, FOR 111.50 FEET; THENCE S.53'51'32'W,
FOR 229.00 FEET; THENCE N.36'08'28'W, FOR 18.50 FEET; THENCE S.53'51'32'W, FOR 201,65 FEET; THENCE N,36'08'23'W, FOR 160.00
FEET; THENCE S.53'51'32'w, FOR 53.82 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE S.53'08'28'W, A DISTANCE OF 157.20 FEET, TO A POINT ON THE EASTERLY RIGHT-OF-WAY LINE OF ENTERPRISE ROAD; THENCE ALONG SAID RIGHT-OF-WAY LINE N,5519'05'w, FOR 307,28 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE TO THE NORTHEAST: 2) THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE HAYING A RADIUS OF
270.00 FEET, CENTRAL ANGLE OF 4519'50', AN ARC LENGTH OF 213.62 FEET, AND A CHORD BEARING N.32'39'10'w., FOR 208.09 FEET TO THE POINT OF COMPOUND CURVATURE OF CURVE CONCAVE TO THE NORTHEAST; 3) THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF
835.00 FEET, A CENTRAL ANGLE OF 00'24'40', AN ARC LENGTH OF 5.99 FEET AND A CHORD BEARING N.09'46'55'W, FOR 5.99 FEET TO A POINT ON THE SOUTH LINE OF THE PLAT OF DUNEDIN INDUSTRIAL PARK, AS RECORDED IN PLAT BOOK 64, PACE 76, OF THE PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA; THENCE ALONG THE SOUTHERLY AND EASTERLY LINES OF SAID PLAT THE
FOLLOWING TWO (2) COURSES: 1) S.89'55'13'E, FOR 6.87 FEET; 2) THENCE N.00'04'47'E, FOR 167.02 FEET; THENCE, LEAVING SAID PLAT, 5.89'55'13'E, FOR 220.00 FEET; THENCE SOUTH, FOR 294.56 FEET TO THE POINT OF BEGINNING: HAVING AN AREA OF 1500414.4 SQUARE FEET, 3.44 ACRES MORE OR LESS.

			   EXHIBIT A

                       LEGAL DESCRIPTION

                       SPECTRUM PROPERTY

A part of Tract 9, MAITLAND CENTER SECTION THREE, Maitland, Orange County, Florida, according to the plat thereof as recorded in Plat Book 10, Page 10, Public Records of Orange County, Florida, more particularly described as follows:

BEGIN at the Southwest corner of SUN BAY CLUB UNIT I, as shown on the plat thereof as recorded in Condominium Plat Book 7, Pages 70 through 87, Public Records of Orange County, Florida; THENCE North 89Section56'05" East along the South boundary of said SUN BAY CLUB UNIT I a distance of 42.00 feet; THENCE South 78Section03'55" East a distance of 200.00 feet; THENCE South 28Section22'30" East a distance of 44.11 feet; THENCE South 69Section12'28" East a distance of 753.22 feet to the Southeast corner of Tract 9; THENCE South 6433'33" West a distance of 1057.07 feet to a point on the West boundary of Tract 9, said point being on a curve concave Southwesterly, a radial line to said point bearing South 88Section23'40" East; THENCE Northerly along said West boundary, along the arc of said curve, having a radius of
709.07 feet, through a central angle of 18047'19' a distance of
232.52 feet to a point of reverse curvature of a curve concave
Easterly; THENCE Northerly along said West boundary of Tract 9, along the arc of said curve having a radius of 639.07 feet, through a central angle of 33Section05'55" a distance of 369.18 feet to a point of reverse curvature of a curve concave Westerly; THENCE Northerly along said West boundary of Tract 9, along the arc of said curve having a radius of 709.07 feet, through a central angle of 15Section58'50" a distance of 197.77 feet to a point of tangency; THENCE North OOU03'55" West along said West boundary of Tract 9, a distance of 12.97 feet to the point of beginning.

			   EXHIBIT B
                              NONE


EXHIBIT 10.50

ASSIGNMENT OF LEASES AND SECURITY DEPOSIT AND ASSUMPTION AGREEMENT

This Assignment of Leases and Security Deposit and Assumption Agreement (the "Assignment") is entered into as of July 30, 2002, by and between ABR PLYMOUTH PLAZA, LTD. and ABR SPECTRUM, LTD., both entities being Florida limited partnerships ("Assignor"); and DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP, a Wisconsin limited partnership ("Assignee").

                             RECITALS

     A. Assignor and Assignee have entered into a Purchase and Sale Agreement dated June 12, 2002 (the "Agreement") for the sale of real property situated in Pinellas County and Orange County, State of Florida, described in Exhibit A and Exhibit A-1 attached hereto and incorporated herein by virtue of this reference (the "Real Property").

     B. Assignor desires to assign to Assignee all of Assignor's right, title, and interest in and to any and all leases of space in buildings and improvements located on the Real Property described below, and Assignee desires to accept such assignment from Assignor, and to assume
     Assignor's obligations thereunder from and after the date of this Agreement.

                            AGREEMENTS

In consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

     1. Assignor assigns, sets over, transfers, conveys, and sells to Assignee all of Assignor's right, title and interest as landlord in and to those certain leases for space in the buildings and improvements situated on the Real Property (the "Leases") and identified in Exhibit B attached hereto and incorporated herein by virtue of this reference, and the rents, income, receipts, revenue, issues, and profits derived or arising from the Leases and any and all security and other deposits held by Assignor under the Leases payable thereunder, from and after the date of this Agreement; provided, however, if Assignor has received a credit against the purchase price payable under the Purchase and Sale Agreement for the amount of any such deposits, Assignor shall not be deemed to have conveyed, assigned, or sold the same hereunder. For purposes of this Assignment, rents, income receipts, revenues, issues, and profits include, without limitation, minimum rents, additional rents, percentage rents, deficiency rents, liquidated damages following default, together with any and all rights and claims of any kind which Assignor may have against any tenant under the Leases or any subtenants or occupants of the Real Property, for the time period commencing from and after the date hereof. By execution hereof, Assignee accepts this Assignment, agrees to assume and perform all terms, conditions, and covenants made by Assignor, as landlord, in each lease assigned hereby, and assumes all of the Leases and any and all of the obligations of Assignor as landlord thereunder accruing from and after the date hereof.

     2. Assignor represents and warrants that the information shown on Exhibit B relating to the security deposits and the payment of rents accurately reflects all rental payments and security deposits paid to date, and that Assignor shall indemnify and hold Assignee harmless for any errors or omissions therein.

     3. Assignor warrants that Assignor is the owner of all interest conveyed hereby; that Assignor has not transferred, sold, pledged, or assigned any of the Leases or any of the rents thereunder or any right or interest therein; that Assignor is entitled to receive rents from the Real Property and to enjoy all other rights mentioned herein; that except as noted in Exhibit B, there is no default now existing under any of the Leases; that the Leases are valid and enforceable in accordance with their terms; that Assignor has full and lawful authority to assign the Leases; and that Assignor will defend the assignment and sale under this Assignment against all persons claiming the same or any part thereof. In the event of such a claim, upon Assignor's written request, Assignee shall make available to Assignor the original documents, or copies thereof, to the extent in Assignee's possession or control, as are necessary to defend such a claim, and shall cooperate with Assignor as reasonably necessary, at no expense to Assignee, to defend such a claim.

     4. Assignor hereby agrees to indemnify and hold Assignee harmless from and against any loss, expense, or liability (including attorneys' fees, expenses of litigation, and costs of any appeal) resulting from Assignor's breach of Assignor's responsibilities and obligations under any of the Leases assigned hereunder which may accrue prior to the date hereof. Assignee hereby agrees to indemnify any loss, expense or liability (including attorneys' fees, expenses of litigation, and costs of appeal) resulting from any breach of Assignee's responsibilities and obligations under any lease assigned hereunder and assumed by Assignee which may accrue from and after the date hereof.

     5. This Assignment shall inure to and be binding upon the parties hereto and their respective heirs, successors and assigns.

     6. This Assignment shall be governed by and construed in accordance with the laws of the State of Florida.

EXECUTED as of the date first written above.

Signed, sealed and delivered                 ASSIGNOR:
in the presence of:
                                   ABR PLYMOUTH PLAZA, LTD., a Florida
                                   limited partnership
  /s/ Leo J. Salvatori
Witness No. 1 Signature            By:       (Corporate Seal)
                                   REED DEVELOPMENT COMPANY,
Witness No. 1 Printed Name         A Florida corporation, as General Partner
  /s/ Debra K. Blackwell

Witness No. 2 Signature            By:    /s/ Robert M. Reed
                                   Robert M. Reed, II, as President

Witness No. 2 Printed Name
 /s/ Leo J. Salvatori            ABR  SPECTRUM, LTD., a
                                 Florida limited
Witness No. 1 Signature          Partnership

                                   By:   (Corporate Seal)
Witness No. 1 Printed Name        REED DEVELOPMENT COMPANY,
  /s/ Debra K. Blackwell          A Florida corporation, as General Partner

Witness No. 2 Signature
                                   By: /s/ Robert M. Reed
                                       Robert M. Reed, II, as President

Witness No. 2 Printed Name
/s/ Nan Gregory                 ASSIGNEE:

Witness No. 1 Signature
                             DECADE COMPANIES INCOME PROPERTIES,
                             A LIMITED PARTNERSHIP, a
Witness No. 1 Printed Name   Wisconsin limited partnership


Witness No. 2 Signature     By:    Decade Companies, General Partner

                            By:     Decade 80, Inc., General Partner

Witness No. 2 Printed Name  By:        /s/ Jeffrey Keierleber
                                      Jeffrey Keierleber, President

                            By:        /s/Jeffrey Keierleber
                                      Jeffrey Keierleber, General Partner

                 EXHIBIT A

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JO 1NIOd 3H1 01 133.1  MW 40.4 'HiAOS 30N3H1 1133) 00'OZZ bOJ '3,Ct,SS.62 S
'IYld oIYS ONAY31 '33N>U 11331 ZO'49l bo.1 '3.0,+0.00 N 30N>1 (Z 1331 42'9
bo.1 '3.Ct,59.69 S (t    :S3Sbno3 (Z) OAU ONVAOIIOJ  3H1 iYld oIYS 10 S3Nn
Au31SY3 ONY A1d3H1nOS 3H1 DNOlY 3ON3H1 1YOIVOIJ 'A1NnOJ SY113HId JO SObOO3b 3118nd 3H1 JO '9L 30Yd 't9 XOOe IY1d NI 030b0338 SY 'XbYd 1VI&Sf)ONI NI03Nn0 ..10 IYld 3H1 JO 3Nn HIAOS 3H1 NO 1NIOd Y 01 1331 66'Q VOJ 'M,SS,9v,60'N ONIbY38 ObOH3 V ONV 133 66'S .10 H1DN31 Obr NY ',Ot,tZ.00 JO 31ONY lvkUN30 Y '1331 00'SCQ JO SOIOYb Y OWYH 3Abn3 oIYS O UY 3H1 DNOlY Alb31S3MHIWON
33N3F11 (C 11SY3H1dON 3H1 Ol 3AYONOD 2Adn3 JO JO 3tlnlVAbn3 ONn0dAo3 JO LNIOd 3H1 01 133 60'90Z WJ "MM,6UC'N DNIdr3e Obomo V ONY '133 Z9'CtZ JO HLDN31
02ly NY ',06,6LSv JO 31ONY IYb1N33 '133 00'OZZ JO Snlova v DNIAVH 3Adn0 oIYS do Oar 3tt1 ONOlY klM3.LS3MHLbON 33N3H1 (Z :1SY3H1a0N 3HI 01 3AYJN00 3AbnO Y 10 3bfUVAdn3 JO 1NIOd 3ft1 Ol 133 QZ'LOC UOJ 'M,S0,6L49'N 3NI1 AVM-JO-1HDIb oIYS ONOlY 30NIHL 10VOb 3SIbdb31N3 0 3Nn AYM-10-1HOIb Alki31SY3 3H1 NO 1NIOd Y 01 '1331 OZ'L6l .10 30NYISI0 Y 'M,8Z,90.CS'S 3nNILNO3 33N3HI 1DNINNI038 JO INIOd 3H1 01 1331 Z9 'CS Lb0 'M,LC,tS.CS'S 33N>1 133 00'091 b0.1
'M,CZ,20.9C'N 33N3Hl '133 S9'tOZ  b01 'M,ZC,IS.CS'S 33N3H1:133 OS'9t tio
'M.9Z,Q0.9C'N 33N3Ft1 1331 00'6ZZ bOJ 'M.ZC,1S.CS'S 33N3H1 Y33J OS'tt1 b0
'M.QZ,Q0.9C'N 30N3H1 133 90'C6 d0 'M,Gt,tS,CS'S 3Nn AYM-JO-LHDlb  OIYS
ONAY31 '30N3rU 133 LC'2SZ 103 '3.ZC,ZC.PZ'S ONIbY3e O8OH3 Y ONY '133
9t'99Z JO HIDN31 OdY NV '.Ot,6S.t0 0 31ONY IVb1N33 '133 C6'1,964 d0 Sn10Yb V
ONIAYH 3AbnO Olrs JO 3av 3H1 DNOIY Ald3LSY3HlnOS 3f)NaN03 30N3H1 (C 1331 QVCZlt bOJ '3.QZ,LO.lt'S DNIdV38 OMOH3 v ONY '1331 lZ'Oftl JO HION31 ONY ONY '.LZ,OSAZ JO 31ONY 1YUIN30 '133 CB't96Z 1o SMOrb r ONLAYH 3Adn0 oIYS 1O 0bv 3H1 ONO)Y Alb31SY3Hi0OS 30N3H1 (Z 11SY3H18ON 3H1 Ol 3AY0N03 3AbnO Y JO 3brUYAdn3 30 LNIOd r Ol '1331 61,'OSt WJ '3,S1,LL00'S (t :S3Sbn0O (C) 33drU DNVAOT10J 3H1 AYM-10-1HOIb OIVS DNOjY 33N>1 '(AYM-d0-1HDlb 1003 o0Z Y) 61 AVMHDIH 'S'n JO 3NII AVM-JO-IHDIN 1S3M 3H1 ONY 'OQS 'U'S JO 3NII AVM-JO-1H0Ib HinOS 3H1 JO NOt133sb31NI 3H1 Ol 1331 00'001 101 'M.Cl,9S.69'N 33N3H1 161
AYMHDIH 'S'ri .10 3NIla3lN30 3H1 ONOlY '133 00'OS b0 '3.St,ZL00'S 30N3H1 10C NOU33S oIYS Jo b31N30 3H1 1V 3ON3nrlOO ISMO110J SV 0381UJS30 k%lYln3UbfYd 3a0n ONI38 ONY 'YOI8OIJ 'AINn00 SY113NId 'b31YMdY310 '1SY3 91 30NYV 'tUf)OS QZ diHSNM01 'OC NOt103S NI ONU1 ONVI JO 1DYb1 Y Z 133bvd 11NOI1dWS30 1Y031
UV'A Ol 130UYd 0381dOS30 DN1MOIloj 3H1 SS31 ONr
'692 30rd '9999 HOOK b0 NI 030b003b DNIXYI JO a30dO Ni 03BIdOS30 SV .1030H1 ldYd LYhU SS31 'ONINNID38 .10 LNIOd 3FU 01 1333 S9 9Z bOJ '3.0Z,LC,G9'N 3ON3H1 1AON30NY1 .10 1NIOd V Ol 1331 99'6Z NOJ '3.9+,+O.C9'N DNIHV38 OUOH3 Y ONY '133.1 99'62 d0 HION31 Dar NY ',90,90.60 JO 31ONY Wb1N33 '1331 9t'L2t .10
Snicyn v oNtnym 3Aan3 oIYS 10 :)by 3H1 DNOIv A1a315v3KIboN 30N>1 115Y3HinoS 3H1 Ol 3AYON03 3AbnD Y JO 3drLLYA03 JO 1NIOd 3HI of 1331 6t'iZl b0 '3.Zt,ZC,QS'N 30N3).1 1AON30NY1
30 1NIOd Y Ol 1331 9Z'lf bOJ '3,Bti,9C.LL N ONIbY38 ObOH3 Y ONV 1331 S9'tC ..10 FUDN31 3WY NY ',n,Ct.9C JO 31ONY lYb1N33 V '133 SL'Lv JO SnIOvb Y ONIAYH '3AdnD oIYS JO DVY 3H1 0NOlY ),la31Sr3HIWN 30H3K1 :1S3MK1bON 3H1 Ol 3AYON03 3Aan0 V .10 3bnirndn3 1o 1NIOd 3H 01 133.1 Ct'04 b01 '3,Zl,9S.9C'S 3ON3H1
1133 00'01 dOJ '3.Ct,t0.00'N 3ON3H1 '1331 ZL'995  bO.1 '3S1,SS,681 30N>1
'133 00'SCl bOJ 'M.Lt,f0.00'S 3ON3H1 1133 00'OZZ WJ '3.Ct,SS.6Q'S 'IYld 01YS
DNLAY31 '33N3K1 133.1 ZO'L9t bOJ '3.Lt,t0.00'N 30N31(1 (Z '133.1 49'9 101
'3.Ct,SS,6B'S  (t   S3SdnOO (Z) OKI ONVAO1lOJ 3tU IYld oIYS .10 s3Nn Ala31SY3
ONr Ald3h11nOS 3H1 0NOlY 33N3H1 1VOIdOld 'A1N000 SY113NId 0 SOb033b O118nd
3ru JO '9L 33rd 't9 X008 IYld Ni o306O33b S'Y ')Ibrd 1YIb1SnoN1 NI03Nn0 .do 1Vld 3H1 O 3Nn H1nOS 3H1 NO 1NIOd V Ol 133 66-S VOJ 'M.99,9t,60'N ONIuY39 ObOH0 Y ONY 133.1 66 'S JO HLON31 ObY NY '.Ot,iZ.00 JO 31ONY lyMiN30 Y '133.1 00'SCQ JO SniCYb Y ONIAVH 3Abn0 oIYS 10 Odv 3H1 DNOlY A1b3153MFUbON 30N3H1 (C 11SY3H1bON 3H1 01 3AVON03 3Atln3 JO JO 3brUYAbn3 ONnOdn03 .10 1NIOd >U of 1331
 60'QOZ b0d "M,O1,6C,ZC'N DNINV38 ONOH3 Y ONY '133.1 Z9'fiZ 0 tUDN3l DbY NY '.OS,6LSt 10 31ONY lvti1N33 '133 00'OLZ Jo SAIOYV r ONAYH 3A600 OIVS JO :)WY 3H1 ONOlY A1b3MMFUbON
30N3H1 (Z 11SY3FUbON 3H1 01 3AYONOO 3Abn3 Y JO 3MAJLYAbn3 40 iNJOd 3H1 01 '133.1 QZ'40C bOJ 'M.S0,6LSS'N (1 :S3Snn00 33bml DNIMOIIOJ 3HI 3Nn AYM-.10-1HOId oIYS DNOIV 330H1 10YOa 3SIbda31N3 JO 3NIl AYM-JO-1H0)d Alb31SY3 3H1 NO 1NIOd Y 01 '1331 Z9'OtZ b0 'M.ZC,lS,CS'S 30N3H 11331 00'091 d0.1
'At,CZ,90.9C'N 30N3H1 1133) S9'IOZ d0 'M.Zf,MCS'S 30N31u  '133.1 OS'Ql a0.1
;M.QZ,Q(19C'N 3ON3HI 11331 OO'6LZ bOJ 'M,LC,IS.fS'S 30N3tu 133.1 09 11, b0
'M,9l,90.9V'N 30N3H1 11331 90'C6 a0J 'M,Lt,MMS 3NII AYM-JO-1MDId oIYS DNIAY31
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INIOd 3rU Ol 133.1 9C'CL11 dO.1 '3,9Z,LO.tt'S ONIdY38 ObOHO Y ONV '1331
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                           EXHIBIT A
                          EXHIBIT A-1

                       LEGAL DESCRIPTION

                       SPECTRUM PROPERTY

A part of Tract 9, MAITLAND CENTER SECTION THREE, Maitland, Orange County, Florida, according to the plat thereof as recorded in Plat Book 10, Page 10, Public Records of Orange County, Florida, more particularly described as follows:

BEGIN at the Southwest corner of SUN BAY CLUB UNIT I, as shown on the plat thereof as recorded in Condominium Plat Book 7, Pages 70 through 87, Public Records of Orange County, Florida; THENCE North 89Section56'05" East along the South boundary of said SUN BAY CLUB UNIT I a distance of 42.00 feet; THENCE South 78Section 03'55" East a distance of 200.00 feet; THENCE South 28
Section 22'30" East a distance of 44.11 feet; THENCE South 69 Section 12'28" East a distance of 753.22 feet to the Southeast corner of Tract 9; THENCE
South 64Section33'33" West a distance of 1057.07 feet to a point on the West boundary of Tract 9, said point being on a curve concave Southwesterly, a radial line to said point bearing South 88Section23'40" East; THENCE Northerly along said West boundary, along the arc of said curve, having a radius of 709.07 feet, through a central angle of 18'47'19" a distance of 232.52 feet to a point of reverse curvature of a curve concave Easterly; THENCE Northerly along said West boundary of Tract 9, along the arc of said curve having a radius of 639.07 feet, through a central angle of 33Section05'55" a distance of 369.18 feet to a point of reverse curvature of a curve concave Westerly; THENCE Northerly along said West boundary of Tract 9, along the arc of said curve having a radius of 709.07 feet, through a central angle of 15Section58'50" a distance of 197.77 feet to a point of tangency; THENCE North OOU03'55" West along said West boundary of Tract 9, a distance of 12.97 feet to the point of beginning.

PLYMOUTH PLAZA RENT ROLL
ratio

Tenant    unm    Leased     Vacant Annual eem/n= So. Ft.
om mw  Tenant Name

--7-77

 $22,65
 Lucent Technologies 2-DD 01   16,484 i  289,522 j $18.74
     1    $0.00     05/2511999     NA 5% on amount over CAIV     Saw MNI
 vacant     3011
10,381,       190,940;  $18.43    .  $0.00; ouxnano  NA
Rent m,c,emy     omoamm
CpA  .    20 mm.  6,r1    'Annual Rent Steps ,wm
 1   Life Insurance     sm1.839   Jo   $
w    NA   Add. Rowmw aommm
Eae TNx  u  A  s ma   AmmmVm
x34| 11,23S| mu,9s    Y`n.3r    $0.00 Fiscal Yr 2002
THE SPECTRUM BUILDING  112,273 SQUARE FEET  RENT ROLL -September 2002
yi)1 1 1h  lsa  t
100 Vacant
101  I FBI
104  1 Reliance Standard Life Incur.
to$ I Randolph, Swain, Teltenl,  Whitehead b German
1,229  3.796  2,617
3.061
3,061  1,229  3,796  2,617
$20.00  519.00  $18.75
$24.580  572,124  $46,069
$0.00  $7 25  $7.25
12-17-97  8d 1.99  0&01-93
09-30--03 12  09-30-07 60  09-30-05 30
None  (1) S-year  None
s year ren.wet eBedlve so/u0z. Roles: $19419.571S20.115/320.76421.38
3yearrenewalellec8ve10/01/02. rteles:S18.7S/S19.25420.00
106  110  111  114  115  116  117  120  122
EMI, A Modis Solutions Cu,  Network Magid
Spectrum Cafe  Texas Instruments  Vacant
Vacant
Physicians Healthcare Ptnna
Vacant
Upchurch, Watson 6 White
1,266  967  1,590  2,406
1,996
3,738
1,261  1,121
7,035
1,266  967  1,590  2,406  1,261  1,121  1.1396  7.035  3.736
120.05  $21,00  $6.04  $2025
S20.50
$19.00
$25,764  120,307  $9,604  $46.722
$40,918
170.9x4
16.50  57.25
2000 base
2001 base
$7.25
04-01-96  0301-01  0501-00  1-15-00
03-01.01
03-01-96
09-30-03 30  02-28-06 60  04-30-05 60  1-31-05 60.5
02-28-03 1 24
06-30-02 1 66
None
None  1, syr
None
None
Ren(Irureass 4/03 to $21.43
Rental Roles based on a % o(building ocuipancy
1103-S21,00,1,10.4-S21.761/06 321.60
66 month renewal affective 7/1/02- Ralet: 119.03119.57/120.181320.76
$21.981122-03. Tenant has a right to cancel at the end of the 40th month Free Base Rent 717102-70131/02
120
Pactlic Global Investment M9tnt.
$1950
$21.723
2002 base
09-01-02
08-31-07 1 60
None
Rates: $19.50/119.8&320.291320.901321.52. Tenant has the right to cancel  at the end of the JIM year. Ir cancellation Is exercised tenant must repay initial three months tree rent omount (S5,766.6o)
130  132  136  140  145  toe  149
Paragon Computer Professionals  Waukesha Electric Systems  Vacant
Vacant
Allen Norowile 8 Assoc,  VRS Really Servicrs, Inn.  Vacant
2,078  1,212
683  1.959
301  10.370
416
2,076  1,222  301  10,370  683  1,959  416
$18.75  $19.76
1118,00  $18.48
$41,001  $24,135
$12,294  536,202
$8.50
2002 base
37.05
0941-97  03-2242
M-T-M  04.01.99
08-31-03 I 12  O S$1-05  37
M-T-M 9  03-31-03 24
2, yr  1, 3yr
None
First month is rent free. Yr. 2120.34psf Yr. ZZ; $20.95 Yr 4: 321.58
THE SPECTRUM BUILDING
112,22 SQUARE FEET  RENT ROLL -September 2002
SUITE
7ENAk
TFC,I,-X
u Y
vrti
S
iLgR BEGINNING t ENDfNC.
$ENt11VA1
i.
1
CDMMENTS-
150  200  215  222  224  228  230  232
Vaunt Vacant vacant &asReld & Gorrie EMC Corporation' CMC Corporation' EMC Corporation, Vacant
1,606  1,90E  2.016  1,273
3,694  28,492  7,640
4,972
3,894  28.482  7,540  1,4108  1,90E  2,018  1,273  4,872
421,38  $19,88  $19.68  $18.6E
:34.336  537,931  $40,078  s2s,307
2000 base  $7.20  $7.20  $7.20
02-01-00  05-01-99  0901-07  05-01-98
09-30-03  04-30-03  04-30-03  04-3003
12 fries  48
None  1-3YR 1-3YR  1,3YR
Tenant has vaceled but continues to pay rent
TervM has vacated but continues 10 pay rent Tenant has vaoled but comlnues to pay rent
240 Vacant
246  Brasneln E Gorrie
248  &ssneld 8 Gome
250  Brasheld & Gonto  COMMON AREA SPACE  102     IConrerence Center
457  1,451  4,662
2,423
2,423  457  1,451  4,682
604
$21.38  $21,38  $21.38
$9.771  $31.022  499,674
2000 base  2000 base  2000 base
10-01-97  10-01-97  07-01-93
09-30-03  09J0-03  09-30-03
12  12  12
None  None  None
COMMON AREA SPACE,
40,654 70,706 111.360 319.08 5775,566 $0.00
'Indicates tenant has vacated
prentises but mn9nves to pay  Oetupeevy      2s-att  rent according to lease
terms

EXHIBIT NUMBER 10.51

This instrument prepared by and after recording return to:
Leo J. Salvatori, Esq.
QUARLES & BRADY LLP
4501 North Tamiami Trail, Suitel'1300
Naples, Florida 34103
I
Exhibit A Legal Description - Plymouth Property

Exhibit B Legal Description - Decade Property

Exhibit C Legal Description & Sketch - Common Entrance

                    CROSS-EASEMENT AGREEMENT

This Cross-Easement Agreement is made and entered into effective the 30th day of July, 2002, by and between ABR PLYMOUTH PLAZA, LTD., at Florida limited partnership ("Plymouth") and DECADE INCOME COMPANIES, A LIMITED PARTNERSHIP, a Wisconsin limited partnership ("Decade).

			   WITNESSETH

WHEREAS, Plymouth is the fee simple title owner of a parcel of real property which is legally described on the attached Exhibit "A" (the "Plymouth Property"); and

WHEREAS, Decade is the fee simple title owner of a parcel of real property which is legally described on the attached exhibit "B"(the "Decade Property"); and

WHEREAS, the Plymouth and Decade Properties are contiguous to one another, having been heretofore owned by Plymouth in their entirety; and

WHEREAS, driveways presently exist over and across both the Plymouth Property and the Decade Property, which are connected with each other, over which ingress and egress to the respective properties may be obtained; and

WHEREAS, as a result of Plymouth selling Decade the Decade Property, it is beneficial to both parties that this Cross-Easement Agreement be entered into, allowing each of the parties hereto, their invitees, tenants and guests, the right to utilize all driveways now or hereafter located on the respective parcels of property, for purposes of ingress and egress to the same; a d for the shared use and maintenance of utility facilities.

NOW, THEREFORE, for and in consideration of the sum of TEN ($10) DOLLARS and other good and valuable consideration passed between the parties, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

1.   The above recitals pre true and correct.

     2. Plymouth and Decade do hereby grant unto each other, their respective successors and assigns, a perpetual, non-exclusive ingress and egress easement over and across all driveways now or hereafter existing anywhere on their respective parcels of property. Incident thereto, the parties hereto do hereby agree as follows:

          (a) Said non-exclusive ingress and egress easement is given for the benefit of the parties hereto, their respective successors and assigns, and all invitees, guests and tenants of said parties.

	  (b) Said easement shall encumber all driveways now or hereafter located upon either the Plymouth Property or the Decade Property. In the event that one or both of said parties wishes to hereafter reconfigure or relocate any driveway located on their respective parcel of property, said party may do so without the notice to, or consent of the other; provided, however, at no time shall any party have the right to reconfigure a driveway in such a fashion so that the same no longer connects with the driveway located on the other's property, without the ',consent of the other party, which consent may be withheld for any reason. The parties further agree that neither party shall have the right to construct a new parking lot which integrates a driveway as o portion thereof so that the driveway is contiguous to, and a part of,' said parking lot; provided, however, nothing herein shall prohibit a parity from constructing a parking lot which connects to a driveway, through a driveway cut, so long as the driveway is otherwise physically separated, by grass buffer or otherwise, from said parking lot.

          (c) Each party shall incur all costs of repairing, maintaining and replacing the driveways located upon their respective parcel of property, without contribution from the other party; provided, however, in the event that one party should intentionally or negligently cause damage to the other party's driveway, the party causing said damage shall be responsible for repairing the same at their sole cost and expense.

     3. Plymouth and Decade acknowledge that there are certain utility facilities now existing on their respective parcels of property serving one or both of said parcels. Plymouth and Decade do hereby give and grant unto each other perpetual, non-exclusive easements for the installation, maintenance and repair of said utility facilities; and, further, the installation, maintenance and repair of any additional utility facilities later constructed or installed that may be needed to service said properties. Incident thereto, the parties hereto do hereby agree as follows::

          (a) All new utility facilities shall be installed in such a manner as to minimize the' impact on the other's parcel of property, and to the fullest extent possible, shall be located in grassy areas in which no improvements have been constructed.

		Cross-Easement Agreement  Page 2

	       (c) In the event that it is necessary to excavate either party's properties incident to the installation, maintenance or repair of said utility facilities, the party causing said excavation to be performed shall be responsible for all damages caused thereby, and remediating the property to the manner in which the property existed prior to commencing said excavation activities.

     4. This Cross-Easement Agreement shall be binding upon, and inure to the benefit of, all heirs, successors and assigns of the parties and shall bind all successors in title to the properties encumbered thereby.

     5. The prevailing party, in any dispute which may arise concerning this Cross Easement Agreement shall be entitled to recover its reasonable attorney's fees and court costs from the non-prevailing party, regardless of whether an action is filed or the dispute is resolved prior to an action being filed, including all attorney's fees and court costs associated with any appeal.

IN WITNESS ,WHEREOF, the parties hereto have set their hands and seals the date and year and year first written above.

          Signed, sealed and delivered                 PLYMOUTH::
in the presence of:
                                   ABR PLYMOUTH PLAZA, LTD., a Florida
/s/ Leo J. Salvatore               limited partnership
Witness No. 1 Signature
                                   By:   (Corporate Seal)
Witness No. 1 Printed Name         REED DEVELOPMENT COMPANY,
                                      A Florida corporation, as General Partner
Witness No. 2. Signature           By:  /s/ Robert M. Reed
Witness No. 2 Printed Name                        Robert S. Reed, II, as
                                                  President

STATE OF FLORIDA
COUNTY OF COLLIER

The foregoing instrument was acknowledged before me this 10th day of September 2002 by Robert M. Reed II as' President of Reed Development Company a Florida, corporation, as General Partner on behalf of ABR PLYMOUTH PLAZA, LTD., a Florida limited partnership, who is personally known to me

                Cross-Easement Agreement  Page 3

        TYPED, PRINTED OR STAMPED NAME OF NOTARY PUBLIC
                              My Commission Expires:

                                   DECADE.::

/s/ Nan Gregory       DECADE COMPANIES INCOME
   Witness No. 1         PROPERTIES, A LIMITED
                         PARTNERSHIP, a
                         Wisconsin limited partnership

Witness No. 1 Printed Name                   By:  Decade Companies,
                                                  General Partner

/s/Patsy E. Trusal                           By:  Decade 80, Inc.,
                                                  General Partner

Witness No. 2 Signature              By:/s/ Jeffrey Keierleber
Witness No. 2 Printed Name             Jeffrey Keierleber,
                                              President

                          By:        /s/ Jeffrey Keierleber
                                     Jeffrey Keierleber, General Partner


STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me this 13TH day of September, 2002 by Jeffrey Keierleber, as President of Decade 80, Inc., a Wisconsin corporation, as General Partner of Decade Companies, as General Partner of DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP, a Wisconsin limited partnership, on behalf of said corporation, who [x] is
personally known to me or who [  ] produced                            as
identification.
                                               DECADE::
   /s/ Nan Gregory

                                   Notary Public

                                   TYPED, PRINTED OR STAMPED NAME OF
                                   NOTARY PUBLIC
                                   My Commission expires:


                Cross-Easement Agreement  Page 4

                          EXHIBIT "A"
                      LEGAL DESCRIPTION OF
                       PLYMOUTH PROPERTY
                         PHASE 11 LEGAL


LEGAL DESCRIPTION: PARCEL. 2
A TRACT OF LAND LYING IN SECTION 30, TOWswr 28 SOUTH, RANGE 15 EAST. CLEARWATER, PNNLLII COUNTY, FLORIDA, AND BEWC MORE PARTICULARLY DESCRIBED
AS MOWS:  ,
COMMENCE AT THE CENTER OF SAID SEC" 30; THENCE 5.0012'15, FOR 50.00 FEET. ALONG THE CENTERLINE OF U.S. HIOMY I9; THENCE N.695513"A FOR ID0.00 FEET, TO THE INTERSECTION of THE SOUTH RIGHT-OF-WXY LINE OF S.R. SW. MD THE WEST RIGHT-OF-WAY UNE OF U.S. HIGHWAY 19 (A 200 FOOT RIGHT-4F-WAY), WNCE ALONG SAID RGHT-OF BRAY THE Fd10WN0 THREE (3) COURSE& 1} 5.00"12'13', FOR
150.,9 FEET, TO A POINT OF CURVATURE OF A CURVE CONCAVE TO THE NORTHEAST, 2) THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE HAVING ,A RADIUS OF 2964.93 FEET. CENTRAL ANGLE OF M0'2. AND ARC LENGTH OF 1130.21 FEET, AND A CHORD SEARING S.11'07'21'E, FOR 1123.35 FEET; 3) THENCE CONTINUE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 2964.93 FEET. CENTRAL ANGLE OF 04`59'46'. AN ARC LENGTH OF 25&46 FEET.. AND A DtORD BEARING S.24'32'32'E:
FOR 2SU7 FEET; THENCE. LEAVING SAID R4HT-OF-WAY LINE S0'51'4TK FOR 93.06 FEET; THENCE N.36TW28'K FOR 111.50 FEET. THENCE S.53'S1'3fK FOR 229.00 IFEET; THENCE &36VZFT1'% FOR 18.30 FEET:TltEKa 5.33'51'32'4., FOR 2{11.63 FEET;
TrENCE N.36'0823~K FOR 1QO-00 FEET THENCE &s3'51'3rW, FOR 53.02 FEET TO THE PONT OF BECINNING; THENCE CONTINUE S.53'Oe2WW. A DISTAXCE OF 157.20 FEET, TO
A POINT ON THE EASTERLY RIGHT-OF-WAY LINE OF ENTERPRISE_ ROAD; THENCE ALONG SAID RWT-OF-'WAY LINE K55ll'Or-t, FM 3GTvWFEET TO THE PANT OF CURVATURE OF A
CURVE CONCAVE TO THE MRTHEASt;     2) THENCE NDRTHWESTMY ALONG THE ARC OF
SAID CURVE HANG A RADIUS OF 270.00 FEET, CENTRAL ANGLE OF 45'14'6('. A14 ARC LENGTH OF 213,62 FEET. AND A CF40M BEARING K=910'X. FOR 208.09 FEET TO 7FIE PANT OF COMPOUND CURVATURE OF OF CURVE CONCAVE TO THE NORTHEAST, 3) THENCE NORTHWESTERLY ALONG THE ARC OF SAI9 CURVE HAVING A RADIUS OF 855.00 FEET. A CENTRAL AN" OF 00'24'40'. AN ARC L04M OF 5.99 FEET AND A CHGR0 REARING N.0946'55'11; FOR 5.94 FEET TO A POINT 014 THE SOUTH LINE OF THE PLAT OF MNEW INOUSTRIAt PARK. AS RECORDED IN PLAT BOOK 194, PACE 76, OF THE PLSLIC RECORDS OF PINELLAS COUNTY, FLORIDA; THENCE ALONG THE SOUTHERLY ANO EASTERLY LINES OF
SAID PLAT THE rOULOWkNG TWO (2) COURSE$:     1) S.89'83'13'E, FOR 6.87 FEET.
     2) THENCE N.00104'47'E, FOR 167.02 FEET: THENCE, LEAVING SAID PLAT. 58955'13 f, FOR 220.00 FEET. THENCE S0UM FOR 294.58 FEET TO THE POINT OF
BEGINNING: HA14NG AN AREA Of  163663.3 SOUAR FEET, 3.80 ACRES MORE OR LESS.

                          EXHIBIT "B"
                      LEGAL DESCRIPTION OF
                        DECADE PROPERTY
                         PHASE I LEGAL

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EXHIBIT NUMBER 10.52

This instrument prepared by,
and after recording return to:

Leo J. Salvatori, Esquire
Quarles & Brady
4501 Tamiami Trail North
Suite 300
Naples, Florida 34103


                   SIGNAGE EASEMENT AGREEMENT


THIS SIGNAGE EASEMENT AGREEMENT (the "Agreement") is made and entered Into effective the 30th day of July, 2002 by and between ABR PLYMOUTH PLAZA, LTD., a Florida limited partnership ("Plymouth"); and DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP, a Wisconsin limited partnership ("Decade").
                                   RECITALS

     1. WHEREAS, Plymouth and Decade are the owners of certain properties in Pinellas County, Florida, the legal descriptions of which are depicted on Exhibit A ('the "Plymouth Property") and Exhibit R (the "Decade Property") attached hereto and incorporated herein by virtue of this reference.

     2. WHEREAS, the Decade Property may be accessed over and across the Plymouth Property through an existing driveway, located on the sketch attached hereto as Exhibit C and incorporated herein by virtue of this reference.

     3. WHEREAS, no signage presently exists at the intersection (the "Intersection") of said driveway with Enterprise Avenue. However, Plymouth contemplates that at some time Plymouth, Plymouth's successors, Decade, or Decade's successors, may wish to construct a monument sign adjacent to said Intersection. In that event, Decade may wish to participate in the cost of construction of said sign, and the use of the same, in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, end for other good and valuable consideration, the parties hereto agree as follows:

     4.   The above-captioned recitals are true and correct,

     5. In the event that Plymouth or Decade ever elects to construct a sign in the vicinity of the intersection of the existing driveway and Enterprise Avenue as depicted on Exhibit C, which sign, at a minimum, may list all tenants in the buildings located on the Plymouth
     Propertyand the Decade Property and direct all visitors and customers to such buildings, the parties hereto do hereby agree as follows:

         a. Plymouth shall grant unto Decade, at Decade's option, a perpetual, non-exclusive easement (the "Easement") , for the shared use of said signage, consistent with the terms of this Agreement.

         b. Said signage shall be constructed at the shared cost and expense of both Plymouth and Decade provided Decade elects to be included on such sign. In the event of such joint participation, Plymouth shall be responsible for sixty-four (64%) percent, and Decade shall be responsible for thirty-six (36%) percent, of the cost of the design; permitting, construction and installation thereof.

         c. Plymouth shall be responsible for the design and construction of said signage, and all attendant landscaping, lighting, irrigation and facilities. In the event Decade elects to be included on the sign, Decade must approve of the design and plans and specifications for such signage before Plymouth causes same to be constructed. Said sign shall be a monument sign, containing the names of the buildings located upon the Plymouth Property and Decade Property, together with such other information as the parties hereto may mutually agree to include; provided, however, if Decade does not elect to be included on the sign, the sign shall be designed, and contain such information, as Plymouth alone elects. If Decade elects to be included on the sign, Decade shall be entitled to utilize thirty-six (36%) percent, and Plymouth the balance, of the area of the sign designed for containing such information.

               d. Plymouth shall be solely responsible for the maintenance and repair of said signage, and shall maintain the same in a neat and attractive condition, and in a first class manner. Plymouth shall be responsible for sixty-four (64%) percent, and Decade shall be responsible for thirty-six (36%) percent, of the maintenance cost thereof; provided, however, if Decade should not elect to be included on the sign, Plymouth shall be solely responsible for said maintenance costs. In the event that Plymouth should fall or refuse to properly maintain and/or promptly repair said signage, Decade shall have the power and authority to enter upon the area upon which the signage is located, and remediate the deficient situation, at the shared cost of Plymouth and Decade; provided, however, if Decade should not elect to be included on the sign, Plymouth shall be solely responsible for said maintenance costs.

         e. Plymouth does hereby further agree that Plymouth shall be solely responsible for the irrigation, illumination, and maintenance of any and all landscaping attendant to any signage constructed within the Easement Area. Plymouth shall be responsible for sixty-four (64%) percent, and Decade shall be responsible for thirty-six (36%) percent, of the cost of the same; provided, however, if Decade should not elect to be included on the sign, Plymouth shall be solely responsible for said maintenance costs. Plymouth shall cause said landscaping and improvements to be maintained in a good and first class manner. In the event that Plymouth should fall to do so, Decade shall have the power and authority to enter the Easement Area for maintaining said landscaping, or irrigating the same, and assess Plymouth one half of the cost of the same.

         f. Decade, at its option, may construct a directional sign adjacent to the Intersection directing traffic to any buildings located on the Decade Property, provided said directional sign (i) does not unreasonably interfere with Plymouth's ability to erect a monument sign at the Intersection, (ii) shall be removed if required by applicable governmental authorities upon construction of a monument sign at the Intersection, or if Decade elects to be included on the monument sign; (iii) shall be built in accordance with all applicable permits and building codes, in a good and workmanlike manner; and (iv) the plans and specifications of which shall meet with Plymouth's reasonable approval. Decade shall be solely responsible for the costs of design, construction and maintenance of such signage, and shall hold Plymouth harmless, and indemnify Plymouth, against any and all losses or damage Plymouth may suffer incident thereto.

     6. Plymouth shall not install the sign until it has obtained, at the shared expense of the parties hereto (unless Decade elects to not participate in the sign, in which case Plymouth alone shall bear said expenses), all necessary approvals from local governing authorities. Plymouth grants no warranties or representations to Decade as to whether local governing authorities will grant Plymouth the necessary approvals to install the sign.

     7. In the event either party hereto should breach its respective obligations hereunder, or fail to cure any noncompliance within thirty
     (30) days after receipt of written notice from the other party hereto, the aggrieved may seek remedies available at law or in equity for enforcement hereof. In such event the prevailing party shall recover costs and expenses of litigation, including but not limited to, reasonable attorney's fees and attorney's fees and cost incurred upon appeal.

     8. The Easement granted hereby and other provisions with this Agreement shall run with the Land and it shall be binding upon, and inure to the benefit of. the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, this Agreement has been signed as of the date first stated above.

Signed, sealed and delivered in   ARB PLYMOUTH PLAZA, LTD., a Florida
the presence of:                      Limited partnership

/s/ Leo J. Salvatori             By: (Corporate Seal)
Witness No. 1 Signature          REED DEVELOPMENT COMPANY,
                                 A Florida corporation, as General Partner
Witness No. 1 Printed Name

/s/ Debra K. Blackwell           By:   /s/ Robert M. Reed
Witness No. 2 Signature                Robert M. Reed, II, as President

Witness No. 2 Printed Name

STATE OF FLORIDA
COUNTY OF COLLIER

The foregoing instrument was acknowledged before me this 4th day of September, 2003 byRobert M. Reed II, as President of Reed Development Company, a Florida Corporation, as General Partner of ABR PLYMOUTH PLAZA, LTD., a Florida limited partnership, who Is personally known to me.


                             /s/ Leo J. Salvatori
                              Notary Public


TYPED, PRINTED OR STAMPED NAME OF NOTARY PUBLIC
My Commission Expires:
LEO J. SALVATORI
MY COMMISSION # CC 967892
EXPIRES: November 28,2004
Bonded Thru Notary Pubic Underwriters

                                   DECADE COMPANIES INCOME
                                   PROPERTIES, A LIMITED PARTNERSHIP, a
/s/ Nan Gregory                    Wisconsin limited partnership
Witness No. 1 Signature

                                   By: Decade Companies, General Partner,
Witness No. 1 Printed Name             A Wisconsin general partnership

/s/Patsy E. Trusal                 By:  (Corporate Seal)
Witness No. 2 Signature                 Decade 80, Inc., a Wisconsin
                                      Corporation, as General Partner of
                                      Decade Companies
Witness No. 2 Printed Name

                                   By:        /s/ Jeffrey Keierleber
                                      Jeffrey Keierleber, President

                                   By:        /s/ Jeffrey Keierleber
                                      Jeffrey Keierleber, as General Partner
                                      Of Decade Companies

STATE OF WISCONSIN FLORIDA
COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me this 13TH day of September, 2002 by Jeffrey Keierleber, as President of Decade 80, Inc., a Wisconsin corporation, as General Partner of Decade Companies, as General Partner of DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP, a Wisconsin limited partnership, and individually, as general partner of Decade Companies in its capacity of Decade Companies Income Properties, a Limited Partnership, a Wisconsin limited partnership, on behalf of said corporation, who [X] is personally known to me or who [ ] produced as identification.

Nan Gregory
MY Commission DD084587
Expires August 01. 2005
                                     /s/ Nan Gregory
                                     Notary Public

                                TYPED, PRINTED OR STAMPED NAME OF NOTARY PUBLIC
                                    My Commission Expires:


                          EXHIBIT "A"
                      LEGAL DESCRIPTION OF
                       PLYMOUTH PROPERTY
                         PHASE 11 LEGAL
r  N
LEGAL, DESCRIPTION: PARCEL 2
A TRACT OF LAND {SING IN SECTION 30, TOWN" 28 SOUTH, RANGE 16 EAST, CLEARWATER, PINELLAS COUNTY, FLORIDA, AND BEING MORE PARTICULARLY UESCRIL1E0 AS FOLIAf
COMMENCE AT THE CM1ER OF SAID SECTION 30. TMCE S.OOK2'IM FOR MOD FEET, ALONG THE CENTERLWE OF U.S. HLGKWAY 19; THENCE N.0"5'13'Y,', FOR 100.00 FEET, TO THE WIERS=DN OF THE SOUTFL RICHT`0F WAY LINE OF S.R. 580. AND THE WEST RIGHT-OF-WAY UNE OF U.S. HI"AY 19 (A 200 FOOT RIGHT-OF-WAY), INEKCE ALONG
SAID Fdeul-OF-1fAY TAE FOLLOWING THREE (S) COURSES:    1) SAO'S?'15'E, FOR
134.49 FEET, TA A PAINT OF CURVATURE OF A CURVE CONCAVE TO THE NORTHEAST; 2) THENCE SMTHEASTEAY ALONG THE ARC OF SAID CURVE HAWKG A RADIUS OF 2954.93 FEET,
 CENTRAL Aii(YE OF 21"30'27", AM ARC LENGTH OF 1130.21 FEET, AND A CHORD BEARING 5.11'07WE, FOR 1123.39 FEET. 3) THENCE CONTINUE SOUTHEASTERLY ALONG THE AN OF SAID CURVE HALING A RADIUS OF 2464.93 FEET, CENTRAL. ANGLE OF 04'59'40', AN ARC t(NGTH OF 258.46 FEET, AND A CHARD BEARING 5.2,1'32'32"E FOR 29M FEET, THENCE, LEAVING SAO RIGHT-OF-WAY UNE S.5361'47'YP, FOR 93,06 FEET; THENCE N.36V8'2", FOR 111..51) FEET; THENCE 55331'32'K FOR 22400 FEET:
THEXCE N.38'0t20"W, FOR 16.30 FEETMENCE S.53-51'32"W, FOR 201.65 FEET; THENCE N.3fi'DS'23'W. FOR 160.00 FEET; THENCE SA311'32'W, FOR 53.52 FEET TO THE P0?1T OF BEGLNNrNC; THENCE CONTINUE S.S3IOW25'W. A DISTANCE OF 157.20 FEET, TO A PAINT ON THE EASTERLY RIGHT-OF-WAY LINE OF ENTERPRME ROAD: THENCE ALONG SAID RIGHT-OF-WAY LINE N.5599'03'W, FOR 307.28 FEET TO THE POINT OF CURVATURE OF A
CURVE CONCAVE TO THE NORTHEAST;    2) THENCE NORTHWESTERLY ALONG THE ARC OF
SAID CURVE HAVING A RADIUS OF 270.00 FEET, CENTRAL ANGLE OF 4339'SO', AN ARC LENGTH # 213.82 FEET. AND A CHORD SEARING N.32-010-W., FOR 2OL.09 FEET TO TK POINT OF COMPOUND .
CURVATURE OF OF CURVE CONCAVE TO THE NORTHEAST, 3) THENCE NORTHKSTERLY ALONG THE ARC OF SAID CURVE HAMNC A RADIUS OF 835.00 FEET, A r CENTRAL ANGLE
OF 0024'4(r, AN ARC LENGTH OF 3.99 FEET AND A CHORD BFrtRINC X.0946'5VW. FOR
5.49 FEET TO A PDlNT ON THE SOUTH LINE OF THE
PLAT OF OUNEOIN INDUSTRIAL PARK. AS RECORDED IN PLAT BOOK 64, PACE 76, OF THE PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA; 74ENCE ALONG THE SOUTHERLY AND EASTERLY LINES OF SAID PLAT THE FOLLowNC TWO (2) COURSES: 1) 5.69'S5'T3'E, FOR 6.61 FEET; 2) THENCE N,OOTa4'4TE, FOR 167.02 FEET; T1iENCE, LEAVING
51110 PLAT, S.59'S5'13'E; FOR 220.00 FEET; THENCE SOUTH, FOR 294.36 FEET TO THE POINT OF BECINNINC; HAVIING AN AREA OF
165663.3 SQUARE FEET, 3.80 ACRES MORE OR LESS     r
0  Lfl  r  OD  r
W  W


                         EXHIBIT "B"
                      LEGAL DESCRIPTION OF
                        DECADE PROPERTY
                         PHASE I LEGAL

M  O
a  O  .r  l71  O  H
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Q1
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110 SIU03N 713BM 3Nl s0 'K 70Y4 "iY =8 lYld IN 0103714 ill '1111'W N011in00
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OMW7t WOW V ONV 131 13'1 0 MAON3 am WY .CIVOM JO 3WNV 1MPW V '1331 00'101  JO
S"W Y OJMYN 34itn0 OYS dO 3i1V 7111 WIY 1U35UlUYDN 3NIW Ir UV3WVU 3x1 Ol
UYSm05 3AWO JQ JO 3WALVAaaD CNMdll= JO 1"d 7JIl 04 11]3 00'304 WOJ JJ0t,6U"
ONI1Y34 014010 v ONY '1334 Wril JO N15+71 Oily 11Y 'A9Ast JO     I'YULND 1331
x0)041 0 Sn1ov11 v 9N1AYN 3WO ays ss on 304 ONO7Y A'04ts3Iua110N 3014,814 (C
     g5Vfm Q
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V OIL 1331 09191 JO )ONVIN V X.SSjUSS 3ftWUNO MN1 :DNU43i JO ANIOd 31a Ol
1.314 ZRV4 1SW at,MMCS'S 3MNL 1137) 00'001 Ws 'x.r9$0.147J 1WMi 1371 Irm  Iw
3.".11.01'1 7Onquu O"t b0J "r,s0.1" mm 3334 WSU 1101 1t.Zr.MM MFON1 1731
drill 10W ti1.141MWW 3ON3 A VMJ 10'44 Mad 91.114,144" 31'1 AYIt-r0-1x011  cry$
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3101101011 DU 1004 Wt 114'1 301411141 131 00'01 101 ' 0,Ot1'N 40ND0 1m
CL'M  4OJ %TIA411 3061" $331 OM WA U.AP" x)411. x331 130'022 WW U3.SL613lYW
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irwit JO rit9H3 OU4 DHY .mppir JD 711143 111411130 1731 r6'"1Z 40 SWYY V QMAYH
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(r) 33041 OW0110J 3111 AYM-JO ANOW OIVS ONOIY 33714 'Um-o0-non 100, OOC Y) it
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111101 3Nt  4 NOM3]Sa31M 3ML 01. '1193.1 00'OOt UOJ 141,11,CS.iYtx MN3r461
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041141101'10'tOUO35 Ni ONIAI Own d0 10V11 Y  t '1301Rd tIW4dYJ3301Y031

                          EXHIBIT "C"
                             Sketch

HWS\TRANSACT1Decade\Signage Easement Agreement. l.wpd
SEP 11 2002 17=36 FR QUARLES BRADY LLP       941 434 4939 TO 518132298313
SUMMONG LOTS
a
MortlhkSide
Y
r    PI, MQI,JTy PLAZA
us.  wRr.+~watn~    .    e    gL   &#Jm n    Services,lnc
 0.EM'~ARR.    awon s F  2    + w~ w - aw+rwart r. .
P.04i04


EXHIBIT10.53

This instrument prepared by,
and after recording return to:

Leo J. Salvatore, esquire
Quarles & Brady
4501 Tamiami Trail North
Suite 300
Naples, Florida 34103

                   PARKING EASEMENT AGREEMENT

THIS PARKING EASEMENT AGREEMENT (the "Agreement") is made and entered into effective the 30th day of July, 2002 (the "Effective Date") by and between ABR
 PLYMOUTH PLAZA, LTD., a Florida limited partnership (hereinafter referred to as "Plymouth"); and DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP, a Wisconsin limited partnership (hereinafter referred to as "Decade").

                           WITNESSETH

WHEREAS, Plymouth is the owner and holder of a certain parcel of property located in Clearwater, County of Pinellas, Florida, the legal description of which is attached hereto as Exhibit A and incorporated herein by virtue of this reference (the "Plymouth Property").

WHEREAS, Decade has effective on the Effective Date, acquired from Plymouth ownership of the parcel of property contiguous to the Plymouth Property, the legal description which is attached hereto as Exhibit B and Incorporated herein by virtue of this reference (the "Decade Property").

WHEREAS, located upon the Decade Property is a parking garage, designed to service both the Plymouth Property and the Decade Property (the "Parking Garage").

WHEREAS, incident to the sale to Decade of the Decade Property, Plymouth has reserved unto itself, and Decade does hereby confirm, give and grant, an exclusive easement over and across certain portions of the Parking Garage, and a non-exclusive easement for ingress and egress thereto, as further described below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.   The above-captioned recitals are true and correct.

     2. Plymouth does hereby reserve for itself, and Decade does hereby give, grant and convey, an easement for the exclusive use by Plymouth, Plymouth's service providers, Plymouth's contractors, and its tenants (collectively, the "Plymouth Tenants") leasing a portion of any building from time to time constructed on Plymouth Property, of one hundred sixty-three (163) parking spaces (the "Plymouth Spaces") within the Parking Garage, which Plymouth Spaces are as depicted on the sketch attached hereto as Exhibit C attached hereto, and bearing parking space numbers through inclusive. At no time shall Plymouth lease any of the Plymouth Spaces to any tenant of any building located on the Decade Property.

     3. Plymouth does hereby reserve for itself, and Decade does hereby give, grant and convey, a non-exclusive easement over and across all driveways and sidewalks now or hereafter existing on the Decade
     Property, for ingress and egress to and from the Parking Garage.

     4.   The term of this Agreement shall be 99 years from the Effective Date.
     5. Plymouth and Decade have inspected the Parking Garage and accept the same "AS IS" in its current condition without any express or implied warranties by the other party. Decade shall be responsible for operating and maintaining said Parking Garage, at the shared cost and expense of Plymouth and Decade as further described below. Said obligations shall include, but not be limited to, maintaining both the interior and exterior of said Parking Garage; maintaining the striping on the parking spaces, and the numbering thereof; and providing such utility facilities as may be required to properly operate said Parking Garage. In the event Decade should fail or refuse to perform any of its maintenance or construction obligations herein within sixty (60) days of Plymouth's written demand for such performance, Plymouth shall have the right to enter the Parking Garage and perform said tasks. In that event, Decade shall reimburse Plymouth Decade's Prorata Share of said Maintenance Costs (as these terms are defined below) within sixty (60) days of Plymouth's demand.

     6. Plymouth and Decade do hereby agree that the parties shall share the total cost (the "Maintenance Costs") of utilities, maintenance and all re-construction, restoration, and/or capital improvements, at any time during the term undertaken to any portion of the said Parking Garage or the paved aprons, drive aisles, sidewalks, landscaping, or other improvements which are a part of the Parking Garage, with Plymouth being responsible for 163/352nd ("Plymouth's Prorata Share"), and Decade responsible for 189/352nd ("Decade's Prorata Share"), of all said maintenance costs in accordance with an annual budget prepared by Decade, which budget shall meet with Plymouth's reasonable approval. Said costs of maintenance and capital improvements shall include, but not be limited to, costs of structural repairs, reasonable reserves for structural repairs, landscaping, cleaning, painting and maintenance of said Parking Garage and commercially reasonable management costs incurred by Decade in the operation of said Parking Garage.

     7. The parties hereto acknowledge that there presently is no elevator servicing the Parking Garage. Plymouth agrees that no later than the time of completion of construction of a primary building on the Plymouth Property, Plymouth shall construct an elevator servicing said Parking Garage, in accordance with plans and specifications approved by both parties hereto, with the costs of construction of the same borne exclusively by Plymouth. Maintenance of the elevator shall be a Maintenance Cost, and borne by the parties hereto in accordance with their respective Prorata Shares.

     8. In addition to the foregoing, Plymouth does hereby agree that Plymouth shall reimburse Decade for Plymouth's Prorata Share of the total cost
     (the "Tax Costs") of real estate taxes and assessments attributable to said Parking Garage.

     9. Decade shall keep the Parking Garage insured against loss by fire or other casualty in such amount as reasonably determined by Decade, and shall name Plymouth as a loss payee thereon, with Plymouth responsible for Plymouth's Prorata Share of the costs (the "Hazard Insurance
     Costs") thereof. Plymouth shall not have any obligation to reimburse Decade for the costs of any liability insurance maintained by Decade on said Parking Garage unless Plymouth agrees to the contrary, as Plymouth is responsible for providing Plymouth's own liability insurance, as set forth below.

     10. With respect to each calendar year or portion thereof during the term, Plymouth shall pay Decade, in the manner hereafter provided, Decade's Prorata Share of the total amount of the Maintenance Costs, the Tax
     Costs, and the Liability Insurance Costs (collectively, "Total Parking Garage Costs") paid or incurred by Landlord during such period. If
     Plymouth shall be obligated to make payments as aforesaid with regard to any partial calendar year during the term, the Total Parking Garage
     Costs shall be prorated on the basis of the number of days during such calendar year for which Plymouth is obligated to make such payments.

       It is acknowledged and agreed that it will not be possible to determine the actual amount of the Total Parking Garage Costs for a given calendar year until after the end of such calendar year. Therefore, until Plymouth's liability for Plymouth's Prorata Share of the Total Parking Garage Costs shall have been finally determined for a particular calendar year, Plymouth shall make payment on account of Total Parking Garage Costs as follows:

         (a) Commencing as of the Effective Date and continuing throughout the term, Decade shall make a good faith estimate of Total Parking Garage Costs for such calendar year and Plymouth's Prorata Share thereof (hereinafter "Estimated Costs" and "Plymouth's Estimated Prorata Share"), the budget for which meets with Plymouth's reasonable approval. Plymouth shall pay to Decade in quarterly installments an amount equal to one-fourth (1/4) of Plymouth's Estimated Prorata Share of the Estimated Costs. Decade's statement of Estimated Costs and Plymouth's Estimated Prorata
          Share for the balance of 2002 is attached hereto as Exhibit D, which estimates for calendar year 2002 are acknowledged and accepted by the parties hereto. Such payments for any partial quarter shall be paid in advance at the daily rate equal to the quarterly payment divided by the number of days in the quarter for which the same is due. On or about January 1 of each calendar year in respect of which Plymouth shall be obligated to make payments on account of the Total Parking Garage Costs during the term, Decade shall furnish to Plymouth a statement for such calendar year of Plymouth's Estimated Prorata Share and of the Estimated Costs and thereupon, as of such January 1, Decade shall make payments under this provision in accordance with such statement.

       (b) On or before April 1 in the year following the year in which the Effective Date occurs and each April 1 thereafter during the term, Decade shall furnish Plymouth with a statement setting forth the total amount of Plymouth's Prorata Share of the Total Parking Garage Costs for the preceding calendar year. If any such statement shall show an overpayment or underpayment of Plymouth's Prorata Share of Total Parking Garage Costs for the preceding calendar year, any overpayment shall be refunded to Plymouth or credited against payments due from Plymouth under this Agreement, and the full amount of any underpayment shall be paid to Decade by Plymouth not later than the date upon which the next quarterly installment is due from Plymouth hereunder.

          In the event any portion of the Total Parking Garage Costs is for whatever reason not included within the Estimated Costs, such portion shall be paid to Decade within thirty (30) days of Decade's demand. Accompanying said demand shall be copies of such invoices evidencing the costs incurred by Decade, for Plymouth's review and reasonable approval.

       In no event shall Decade be entitled to charge Plymouth management fees, overhead, supervision or similar expenses, other than commercially reasonable management fees, it being the express understanding of the parties hereto that Plymouth's obligation to pay a prorate share of the costs described herein shall be limited to those costs described herein incurred by Decade incident to its ownership, operation, maintenance and management of the Parking Garage.

     11. Each party hereto shall keep in effect, at its sole expense, a comprehensive general liability policy covering their respective operations in the Parking Garage, providing coverage for bodily injury, death and property damage with the combined single indemnity of One Million Dollars ($1,000,000.00).

     12. Anything to the contrary contained herein notwithstanding, Plymouth shall additionally pay to Decade all amounts received by Plymouth from any party other than the Plymouth Tenants in excess of Plymouth's Prorata Share of Costs calculated on a per parking space basis. For example, if Plymouth's Prorata Share of the Total Parking Garage Costs for a particular year equals $30,000 then Plymouth must pay to Decade all amounts it receives from any party other than the Plymouth Tenants in excess of $15.34 per month ($30,000 divided by 163 parking spaces divided by 12 months) for any of the Plymouth Spaces.

     13.Plymouth shall not construct or demolish improvements within the Parking Garage, make additions thereto, or structural changes or alterations to said Parking Garage, without the prior written consent of Decade, which consent shall not be unreasonably withheld. Any permitted work shall be performed in a good and workmanlike manner, and at the sole expense of Plymouth.

     14. Decade shall not construct or demolish improvements within the Parking Garage, which materially impedes or inhibits Plymouth's ability to access the Plymouth Spaces, nor demolish the Parking Garage in its entirety, without Plymouth's written consent, which consent shall not be unreasonably withheld; provided, however, Plymouth may condition its consent upon Decade promptly completing said work or, in the case of demolition of the Parking Garage, promptly replacing the same with a comparable structure.

     15. Plymouth does hereby agree to hold Decade harmless, and indemnify Decade, against any and all losses, claims, liabilities, actions, causes of action, expenses, obligations, duties, liens and/or damages, including, without limitation, reasonable attorneys' fees, that Decade may incur or suffer, arising out of Plymouth's (a) use of the Plymouth Spaces, or (b) failure to properly exercise the rights, duties and obligations under this Agreement as required herein. as a result of claims or demands by any contractor, subcontractor, materialmen, laborer or other third person against the Parking Garage.

     16. Decade does hereby agree to hold Plymouth harmless, and indemnify Plymouth, against any and all losses, claims, liabilities, actions, causes of action, expenses, obligations, duties, liens and/or damages, including, without limitation, reasonable attorneys' fees, that Plymouth may incur or suffer, arising out of Decade's (a) use of the Decade Spaces, or (b) failure to properly exercise the rights, duties and obligations under this Agreement as required herein or (c) Decade's use of the Plymouth Spaces, as described herein.

     17. In the event that the Plymouth Spaces should be damaged or destroyed as a result of fire or any other casualty, Decade shall promptly commence to repair or replace the same in as good of condition as the same existed prior to such casualty, and shall diligently pursue said repairs or replacement to completion.

     18. Each party's rights hereunder are freely assignable to any third party who acquires an interest in the Plymouth Property or Decade Property, without notice to, or consent of, any other party hereto. Upon said assignment, the assigning party shall be discharged from any and all liabilities which accrue from and after the date of said assignment, with the assigning party's successor being thereafter responsible for all obligations hereunder. Plymouth shall have the right to pledge its interest herein to any lender, without notice to, or consent of, Decade. Plymouth's easement interest in and to the Parking Garage shall be superior to any mortgage lien now or hereafter encumbering the Decade Property. By joinder herein, the current mortgage lien holder, Decade Mortgage Loan Partners, L.L.C., hereby subordinates the lien of its mortgage and any collateral Loan Documents, to this Agreement.

     19. In the event that the entire Parking Garage is taken by exercise of the power of eminent domain, or is sold in the threat of eminent domain, this Agreement shall terminate as of the date that possession is taken by the condemner. The compensation award for the Parking Garage shall be shared by Plymouth and Decade, in proportion to their respective obligations to pay for the maintenance of the Parking Garage, as described above. In the event that less than the entire Parking Garage is taken by the exercise of the power of eminent domain, or sold under the threat of eminent domain, then this Agreement shall not terminate.
     In that event, any condemnation award shall be shared by the parties hereto in direct proportion to the number of parking spaces that each loses as a result of said condemnation action.

     20. Any notice required or permitted under this Agreement may be personally served or given and shall be deemed sufficiently given or served if sent by registered or certified mail, with postage prepaid thereon, or via recognized overnight courier service, to each party's respective address. Either party may by like notice at any time, and from time to time, designate a different address to which notices shall be sent.
     Notices given in accordance with these provisions shall be deemed received when mailed. Any payment required under this Agreement shall be deemed made on the date mailed if sent by ordinary mail, with postage prepaid thereon, or delivered to the recognized overnight courier service, to the address of the recipient, provided, however, if payment is by check it shall be deemed made on the date mailed only if such check is paid by the bank upon which it is drawn upon presentation for payment.

21. The occurrence of any one or more of the following shall constitute a default by Plymouth:

          (a) Failure by Plymouth to pay any amounts required to be paid by Plymouth hereunder within fifteen (15) days of written notice from Decade that Decade has not received Plymouth's payment;

               (b) If proceedings are instituted in a court of competent jurisdiction for the adjudication of Plymouth as bankrupt or insolvent, or for the appointment of a receiver for the Plymouth Property, and such proceedings are not dismissed and any receiver, trustee, or liquidator appointed therein discharged within ninety (90) days after the institution of said proceedings; and

           (c) The failure of Plymouth to perform any other of its covenants under this Agreement for thirty (30) days after receipt of notice from Decade.

In the event of a default by Plymouth hereunder, Plymouth hereby authorizes and empowers Decade to:

          (x) Bring such actions or proceedings for the recovery of any amounts unpaid hereunder by Plymouth or to enforce any. other covenant or condition herein contained; and/or
          (y)  Exercise any other right or remedy allowed by law to Decade;
          and/or
          (z) Suspends Plymouth's ability to utilize the Plymouth Spaces until the default has been cured.

     22. The failure by Decade to pay any amounts required to be paid by Decade hereunder, or to perform any of its other obligations hereunder, within sixty (60) days of when due or demanded, shall constitute a default by Decade hereunder.

In the event of a default by Decade hereunder, Decade hereby authorizes and empowers Plymouth to:

          (x) Bring such actions or proceedings for the recovery of any amounts unpaid hereunder by Decade or to enforce any other covenant or condition herein contained; and/or

           (y) Enter the Parking Garage and surrounding properties, and perform such maintenance, repairs, construction or re-construction as required of Decade herein, with each party paying its respective Prorata Share of the applicable costs thereof; and/or

     (z)  Exercise any other right or remedy allowed by law to Plymouth.

     23. No waiver of any default of a party hereunder shall be implied from any omission by the other party to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers of any breach of any covenant, term or condition of this Agreement by a party shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition.
     The consent or approval by one party to or of any act by the other party requiring the party's consent or approval shall not be deemed to waive or render unnecessary the party's consent or approval to or for any subsequent similar act by the other party. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provisions.

     24. Except as otherwise herein provided, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, successors and assigns.

     25. This Agreement does not create a joint venture or partnership relationship between the parties hereto.

     26. Both parties hereto shall obey, observe and promptly comply with all rules, regulations, ordinances and laws which shall be applicable, now or at any time during the term, to the Parking Garage and their respective operations thereon and shall promptly comply with all orders, rules, rulings and directives of any governmental authority or agency having jurisdiction over the Parking Garage, including, without limitation, existing and outstanding orders and requirements.

          Neither party hereto shall store, use, discharge, or dispose of any hazardous or toxic substances, pollutants, contaminants, or any other substances (collectively, "Contaminants") regulated by any federal, state, or local statute, ordinance, law, or regulation in or about the Parking Garage. If either party reasonably believes that the other is storing, using, discharging, or disposing of any Contaminants in or about the Parking Garage, the party may require the other party, at the other party's expense, to conduct such tests and inspections as may be necessary to reasonably satisfy the complaining party that the terms of this provision have not been violated. A party shall be solely responsible for the costs of removing or cleaning any Contaminants found in or about the Parking Garage and caused by that party.

     27. Prior to commencing construction of vertical improvements on the Plymouth Property, Decade may access the Plymouth Spaces for the purposes stated herein and for any other purpose which does not interfere with Plymouth's rights created herein. In the event all or some portion of the Plymouth Spaces are utilized for thirty (30) days or more in any calendar year, Decade shall be responsible for Plymouth's Prorata Share of Total Parking Garage Costs for Plymouth Spaces so utilized, for the term of their use. Decade acknowledges and agrees that the use of Plymouth Spaces may be terminated by Plymouth at any time, without prior notice to Decade.

     28.The rights and easements created herein can be modified or terminated by an instrument executed with the formalities of a deed, executed by both the then fee simple owners of the Plymouth Property and the Decade Property.

     29.Either party may enforce this Agreement by appropriate legal action and, should it prevail in such action, it shall recover as part of its cost its reasonable attorneys' fees and related fees and its costs and expenses in such action whether at the appellate level or otherwise.

     30. The laws of the state of Florida shall govern the validity, enforcement and interpretation of this Agreement. The obligations of the parties are performable, and venue for any legal action arising out of this Agreement shall lie in the county of Pinellas, State of Florida.

(SIGNATURES AND NOTARY ACKNOWLEDGEMENTS ON FOLLOWING TWO PAGES)

IN WITNESS WHEREOF, this Agreement has been signed to be effective as of the Effective Date.

Signed, sealed and delivered in              ABR PLYMOUTH PLAZA, LTD., a
                                             Florida
the presence of:                             limited partnership

/s/ Leo J .Salvatori                        By:(Corporate Seal)
Witness No. 1 Signature                      REED DEVELOPMENT COMPANY,
                                  A florida corporation, as General Partner
Witness No. 1 Printed Name
/s/ Debra K. Blackwell                By:   /s/Robert M. Reed
Witness No. 2 Signature                      Robert M. Reed, II, as President

Witness No. 2 Printed Name


STATE OF FLORIDA
COUNTY OF COLLIER

The foregoing instrument was acknowledged before me this 10th day of September, 2002 by Robert M. Reed II, as President of Reed Development Company, a Florida corporation, as General Partner of ABR PLYMOUTH PLAZA, LTD., a Florida limited partnership, who Is personally known to me.

/s/ Leo J. Salvatori
Notary Public-
LEO J. SALVATORI
MY COMMISSION CC 967892
EXPIRES: NOVEMBER 28, 2004
BONDED THRU NOTARY PUBLIC UNDERWRITERS

TYPED, PRINTED OR STAMPED NAME OF NOTARY PUBLIC
My Commission Expires:

(SIGNATURES AND NOTARY ACKNOWLEDGEMENTS CONTINUED ON NEXT PAGE)
Witness No. 1 Sign

                                 DECADE COMPANIES INCOME PROPERTIES, A LIMITED
				 PARTNERSHIP, a
    /s/ Nan Gregory              Wisconsin limited partnership

Witness No. 1 Signature

                                 By: Decade Companies,.
                                     General Partner,
Witness No. 1 Printed Name           A Wisconsin general
                                     partnership

/s/ Patsty E. Trusal             By:  (Corporate Seal)
Witness No. 2 Signature              Decade 80, Inc., a Wisconsin
                                     Corporation, as General partner of
                                     Decade Companies
Witness No. 2 Printed Name       By: /s/ Jeffrey Keierleber
                                     Jeffrey Keierleber, President

                                 By: /s/ Jeffrey Keierleber
                                     Jeffrey Leierleber, as General
                                     Partner of Decade Companies

STATE OF WISCONSIN  FLORIDA
COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me this 13 day of September, 2002 by Jeffrey Keierleber, as President of Decade 80; Inc., a Wisconsin corporation, as General Partner of Decade Companies, as General Partner of DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP, a Wisconsin limited partnership, and individually, as general partner of Decade Companies in its capacity of Decade Companies Income Properties, a Limited Partnership, a Wisconsin limited partnership, on behalf of said corporation, who [X] is personally known to me or who [ ] produced as identification.

                                    /s/ Nan Gregory
                                   Notary Public
                              TYPED, PRINTED OR STAMPED NAME OF NOTARY PUBLIC

Nan Gregory
My Commission DD84587
Expires August 01, 2005

                                   JOINDER

                                   (Corporate Seal)
                                   Decade Mortgage Loan Partners,L.L.C., a
                                   Wisconsin limited liability company

                                   By:
                                   as

                         EXHIBIT "A"
                      LEGAL DESCRIPTION OF
                       PLYMOUTH PROPERTY
                         PHASE II LEGAL

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A  A  1

                             EXHIBIT "C"
                             Sketch
                            Omitted

A
H~JCS%TRAASACT,DecildNPnrking Easomout Agrccntont, l.apd


                              EXHIBIT "C"
                             Sketch

RUMTRANSACT"DecadeTarking Easement Agreement. l.wpd

EXHIBIT NUMBER 10.54

MORTGAGE DEED AND SECURITY AGREEMENT

THIS MORTGAGE INDENTURE, executed this 23rd day of November, 1992, by ABR PLYMOUTH PLAZA, LTD., a Florida limited partnership ("Mortgagor"), as party of the first part, and THE CHASE MANHATTAN BANK, N.A., a national banking association, and its successors or assigns ("Mortgagee") (which term as used in every instance shall include Mortgagee's successors and assigns), as party of the second part;

                      W I T N E S S E T H:
That for valuable considerations, and also in consideration of the aggregate sum of money named in that certain Promissory Note of even date herewith, hereinafter referred to as the "Note", Mortgagor does grant, bargain, sell, alien, remise, release, convey and confirm unto Mortgagee, in fee simple a lien upon and security interest in that certain real estate, of which Mortgagor is now seized and possessed and in actual possession, situate in the County of Pinellas, State of Florida, which is described in Exhibit A attached hereto. Hereinafter said real estate, buildings, improvements (including improvements to be made hereafter), fixtures hereinbelow described and located on said real estate are sometimes collectively referred to as the "Premises".

TOGETHER with all of Mortgagor's gas and electrical fixtures, radiators, heaters, space heaters, engines and machinery, boilers, ranges, elevators and motors, bathtubs, sinks, water closets, basins, pipes, faucets and other air conditioning, plumbing and heating fixtures, drapes, mirrors, mantles, refrigerating plants, dishwashers and appurtenances, and all building material and equipment now or hereafter delivered to the Premises and intended to be installed therein; such other goods, equipment now or hereafter delivered to the Premises and intended to be installed therein; such other goods, equipment, chattels and personal property as are usually furnished by landlords in letting premises of the character hereby conveyed (or as hereafter improved) and all renewals or replacements thereof or articles in substitution thereof and all of the estate right, title and interest of Mortgagor in and to all property of any nature whatsoever, now or

THIS INSTRUMENT PREPARED BY  AND RETURN T0:
Steven M. Samaha, Esquire
Annis, Mitchell, Cockey,  Edwards & Roehn, P.A.
Post Office Box 3433
Tampa, Florida 33601

hereafter situated on the Premises or intended to be used in connection with the operation thereof, all of which shall be deemed to be fixtures and an accession to the freehold and a part of the realty as between the parties hereto and all persons claiming by, through or under them and shall be deemed to be a portion -of the security for the indebtedness herein mentioned and secured by this Mortgage Deed.

TOGETHER with all and singular the rights, members and appurtenances whatsoever, in any way belonging, relating or appertaining to any of the Premises hereinabove mentioned or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor including but not limited to all of Mortgagor's sewer capacity rights, and Mortgagor's rights under contracts, permits, licenses and all other documents and payments affecting the Premises, and all rents, profits, issues and revenues of the Premises from time to time accruing, whether under leases or tenancies now existing or hereafter created, reserving only the right to Mortgagor to collect the same so long as Mortgagor is not in default hereunder (subject to the qualification set forth in that certain Collateral Assignment of Leases, Rents and Contract Rights of even date herewith between Mortgagor and Mortgagee) and so long as the same are not subjected to garnishment levy, attachment or lien. In addition, Mortgagor hereby assigns, transfers and conveys to Mortgagee, its successors and assigns, all of Mortgagor's right, title and interest in, to and under. all leases now or hereafter leasing or affecting the Premises or any part hereof.

TO HAVE AND TO HOLD the Premises and all parts, rights, members and appurtenances thereof, to the use, benefit and behalf of Mortgagee, its successors and assigns in fee simple forever, and Mortgagor covenants that Mortgagor is lawfully seized and possessed of the Premises in fee simple and has good right to convey the same, that the same are unencumbered excepting taxes accruing subsequent to December 31, 1992, and those certain exceptions appearing on Mortgagee's Title Insurance Policy given in connection herewith and specifically approved by Mortgagee, and that Mortgagor will warrant and defend the title thereto against the claims of all persons whomsoever, except as hereinafter expressly provided.

PROVIDED ALWAYS that if Mortgagor shall pay unto Mortgagee all sums required under the terms of the Note, which Note is in the original principal amount of Two Million Eight Hundred Ninety Six Thousand and No/100 Dollars ($2,896,000.00) and is due and payable on November 22, 1997, as may be extended from time to time, and shall comply with and abide by each and every one of the stipulations, agreements, conditions and covenants of the Loan Documents (as such term is defined in subparagraph 2.2(b) hereof), then in such event this mortgage Deed and Security Agreement and the estate hereby created shall cease and be null and void.

Mortgagor covenants with Mortgagee as follows:

                           ARTICLE I.

     20. Payment of Indebtedness. Mortgagor will pay the Note according to the tenor thereof and all other sums secured hereby promptly as the same shall become due.

     1.2 Monthly Deposits. To further secure the payment of the taxes and assessments hereinafter referred to and the premiums on the insurance hereinafter referred to, Mortgagor will, at the request of Mortgagee, deposit with Mortgagee on the first day of each and every month a sum which, in the estimation of Mortgagee, shall be equal to one-twelfth of the annual taxes, assessments and insurance premiums; said deposits to be held by Mortgagee free of interest, and free of any liens or claims on the part of creditors of Mortgagor and as part of the security of Mortgagee, and to be used by Mortgagee to pay current taxes and assessments and insurance premiums on the Premises as the same accrue and are payable. Said deposits shall not be, nor be deemed to be, trust funds but may be commingled with the general funds of Mortgagee. If said deposits are insufficient to pay the taxes and assessments and insurance premiums in full as the same become payable, Mortgagor will deposit with Mortgagee such additional sum or sums as may be required in order for Mortgagee to pay such taxes and assessments and insurance premiums in full. Upon any default hereunder or under the Note, Mortgagee may, at its option, apply any money in the fund resulting from said deposits to the payment of the indebtedness secured hereby in such manner as it may elect.

     1.3  Taxes, Liens and Other Charges.

     1. In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of debts secured by mortgages or the manner of collecting taxes so as to affect adversely Mortgagee, Mortgagor will promptly pay any such tax; if Mortgagor fails to make such prompt payment or if any such state, federal, municipal or other governmental law, order, rule or regulation prohibits Mortgagor from making such payment or would penalize Mortgagee from making such payment or would penalize Mortgagee if Mortgagor makes such payment, then the entire balance of the principal sum secured by this Mortgage Deed and all interest accrued thereon shall, without notice, immediately become due and payable at the option of Mortgagee.

     2. Mortgagor will pay, before the same become delinquent, all taxes, liens, assessments, and charges of every character already levied or assessed or that may hereafter be levied or assessed upon or against the Premises and all utility charges, whether public or private; and upon demand will furnish Mortgagee receipted bills evidencing such payment.

     3. Mortgagor will not suffer any mechanic's, materialmen's, laborer's, statutory or other lien which might or could be prior to or equal to the security interest and mortgage liens of this Mortgage Deed to be created or to remain outstanding upon any part of the Premises.

     1.4 Insurance. Mortgagor will keep all buildings and improvements whether now standing on the Premises or hereafter erected and all fixtures and personal property located in and on the Mortgaged Premises, continuously insured in an amount no less than full insurable value which coverage shall insure the Premises against loss or damage by fire and by the perils covered by extended coverage and against such other hazards as Mortgagee, in its sole discretion, shall from time to time require, for the benefit of Mortgagee. All such insurance at all times will be in an insurance company or companies in such amounts and with terms acceptable to Mortgagee, with loss, if any, payable to Mortgagee as its interest may appear, pursuant to a noncontributory mortgagee clause which shall be satisfactory to Mortgagee; and forthwith upon the issuance of such policies Mortgagor will deliver to Mortgagee receipts for the premiums paid thereon and certificates of insurance and certified copies of such policies. Any policies furnished Mortgagee shall become its property in the event Mortgagee becomes the owner of the Premises by foreclosure or otherwise. Mortgagee is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies on the Premises, and to collect and receive the proceeds from any such policy or policies. Each insurance company is hereby authorized and directed to make payment for all such losses to Mortgagor and Mortgagee jointly. in case of loss under any such policy of insurance, Mortgagee may apply the net proceeds to the payment of the indebtedness hereby secured, whether due or not, or Mortgagee may require all buildings and improvements to be repaired or replaced by the use of said net proceeds. Additionally, Mortgagor shall maintain public liability insurance in such amounts as Mortgagee shall require.

     1.5  Care of Premises.

     1. Mortgagor will keep the improvements now or hereafter erected on the Premises in good condition and repair, will not commit or suffer any waste and will not do or suffer to be done anything which will increase the risk of fire or other hazard to the Premises or any part thereof.

     2. Mortgagor will not remove or demolish nor alter the design or structural character of any building (now or hereafter erected), fixture or chattel which are part of the security or other part of the Premises without the prior written consent of Mortgagee.

     3. If the Premises or any part thereof is damaged by fire or any other cause, Mortgagor will give immediate written notice of the same to Mortgagee.

     4. Mortgagee or its representative is hereby authorized to enter upon and inspect the Premises at any time during normal business hours.

     5. Mortgagor will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Premises or any part thereof.

     6. If all or any part of the Premises shall be damaged by fire or other casualty, Mortgagor will, upon request of Mortgagee, promptly restore the Premises to the equivalent of its condition immediately prior to such damage, and if a part of the Premises shall be damaged through condemnation, Mortgagor will, upon request of Mortgagee, promptly restore, repair or alter the remaining part of the Premises in a manner satisfactory to Mortgagee.

     1.6 Further Assurances; Modifications. At any time, and from time to time, upon request by Mortgagee, Mortgagor will make, execute and deliver or cause to be made, executed and delivered, to Mortgagee, any and all other further instruments, certificates and other documents as, may, in the opinion of Mortgagee, be necessary or desirable in order to effectuate, complete, or perfect or to continue and preserve (i) the obligations of Mortgagor under the Note, (ii) the security interest of this Mortgage Deed, and (iii) the mortgage lien hereunder. Upon any failure by Mortgagor so to do, Mortgagee may make, execute and record any and all such instruments, certificates and documents for and in the name of Mortgagor and Mortgagor hereby irrevocably appoints Mortgagee the agent and the attorney in fact of Mortgagor so to do.

     1.7 Leases Affecting the Premises. Except in the ordinary course of business and utilizing a substantially similar form previously approved by Mortgagee, Mortgagor shall not make any lease covering all or any part of the Premises without first submitting the proposed lease to Mortgagee and obtaining Mortgagee's approval of the form and substance thereof. Mortgagor shall perform all covenants to be performed by the landlord under any and all leases now or hereafter on the Premises or any part thereof and shall not, without the prior written consent of Mortgagee, cancel, surrender or modify any such lease. Mortgagor will furnish Mortgagee signed copies of all leases on the Premises,.or any part thereof promptly after' their' execution Upon request of Mortgagee, Mortgagor shall, by written instrument in form and substance satisfactory to Mortgagee, assign to Mortgagee the landlord and lessor interest in each and every lease hereafter entered into by Mortgagor leasing all or any part of the Premises. The terms "lease" and "leases" as used in this paragraph 1.7 shall include all tenancies.

     1.8 Expenses. In addition to the expenses described in subparagraph 2.5(b) hereof, Mortgagor will pay or reimburse Mortgagee for all reasonable attorney's fees, costs and expenses, including those in connection with appellate proceedings, incurred by Mortgagee in any proceedings involving the estate of a decedent or an insolvent, or in any action, legal proceeding or dispute of any kind An which Mortgagee is made a party, or appears as party plaintiff of defendant, affecting the indebtedness secured hereby, this Mortgage Deed or the interest created herein, or the Premises, including but not limited to the exercise of the power of sale of this Mortgage Deed, any condemnation action involving the Premises or any action to protect the security hereof;
     and any such amounts paid by Mortgagee shall be secured by this Mortgage Deed.

     1.9 Estoppel Affidavits. Mortgagor, upon ten days' prior written notice, shall furnish Mortgagee a written statement, duly acknowledged, setting forth the unpaid principal of, and interest on, the indebtedness secured hereby and whether or not any off-sets or defenses exist against such principal and interest.

     1.10 Subrogation. Mortgagee shall be subrogated to the claims and liens of all parties whose claims or liens are discharged or paid with the proceeds of the indebtedness secured hereby.

     1.11 Performance by Mortgagee of Defaults by Mortgagor. if Mortgagor shall default in the payment of any tax, lien, assessment or charge levied or assessed against the Premises; in the payment of any utility charge, whether public or private; in the payment of any insurance premium; in the procurement of insurance coverage and the delivery of the insurance policies required hereunder; in the performance of any covenant, term or condition of any leases affecting all or any part of the Premises;
     or in the performance or observance of any covenant, condition or term of this Mortgage Deed; then Mortgagee, at its option, may perform or observe the same, and all payments made or costs incurred by Mortgagee in connection therewith, shall be secured hereby and shall be, without demand, immediately repaid by Mortgagor to Mortgagee with interest thereon at the maximum rate provided by law. Mortgagee shall be the sole judge of the legality, validity and priority of any such tax, lien; assessment, charge, claim, premium and obligation, of the necessity for any such actions and of the amount necessary to be paid in satisfaction thereof. Mortgagee is hereby empowered to enter and to authorize others to enter upon the Premises or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or term, without thereby becoming liable to or any other person in possession holding under Mortgagor.

     1.12 Condemnation. If all or any part of the Premises shall be damaged or taken through condemnation (which term when used in this Mortgage Deed shall include any damage or taking by any governmental authority and any transfer by private sale in lieu thereof), either temporarily or permanently, the entire indebtedness secured hereby shall, at the option of Mortgagee, become immediately due and payable. Mortgagee shall be entitled to all compensation, awards, and other payments or relief thereof and is hereby authorized, at its option, to commence, appear in and prosecute, in its own or mortgagor's name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such compensation, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by Mortgagor to Mortgagee, who after deducting therefrom all its expenses, including attorney's fees, may release any monies so received by it without affecting this Mortgage Deed and may apply the same in such manner as Mortgagee shall determine, to the reduction of the sum secured hereby and any balance of such monies then remaining shall be paid to Mortgagor. Mortgagor agrees to execute such further assignment of any compensation, awards, damages, claims, rights of action and proceeds as Mortgagee may require.

     1.13 Monthly Operating Statements.Mortgagor shall maintain accurate records of Mortgagor's income and expenses in connection with the operation of the Premises and shall promptly furnish to Mortgagee on or before the 5th day of each month monthly statements for the previous month, certified by Mortgagor, itemizing all material information with respect to the operation of the Premises, including, but not limited to, sources of income, expenses, occupancy, list of tenants, gross sales of tenants, if any, on percentage lease, and balance sheets of the Premises for the previous .month. If a default occurs hereunder, and while said default continues, Mortgagor agrees to permit Mortgagee, on demand, to inspect the books and accounts of Mortgagor relating to the Premises. Failure to furnish said statements or permit inspection of books shall constitute a default by Mortgagor hereunder.

     1.14 Environmental Condition of Property. Mortgagor represents to Mortgagee that the Premises at all times hereafter will continue to be in full compliance with all federal, state and local environmental laws and regulations, including but not limited to, the Comprehensive
     Environmental Response, Compensation and  Liability Act of 1980
     ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Water Pollution and Control Act, the Federal
     Clean Water Act, the National Environmental Policy Act, the Resource Conservation and Recovery Act of 1976 ("RCRA"), the Hazardous Material Transportation Act, the Federal Clean Air Act, Chapters S76 ("Pollutant Discharge Prevention and Removal"), 377 ("Energy Resource"), and 403 ("Environmental Control") of Florida Statutes, and rules related thereto including Chapters, 17, 27 and 40 of the Florida Administrative Code, (hereinafter together with any amendments thereto "Environmental Laws").

     1.15 Accessibility Laws. Mortgagor at all times shall maintain the Premises in full compliance with all federal, state or municipal laws, ordinances, rules and regulations currently in existence or hereinafter enacted or rendered governing accessibility for the disabled or handicapped, including, but not limited to, The Architectural Barriers
     Act of 1968, The  Rehabilitation Act of 1973, The Fair Housing Act of
     1988, The Americans with Disabilities Act, and The Florida Accessibility
      Code, and all regulations and guidelines promulgated under any of the foregoing, as the same may be amended from time to time (collectively the "Accessibility Laws").

                          ARTICLE II.

     2.1 Due on Sale or Further Encumbrance Clause. In determining whether or not to make the loan secured hereby, Mortgagee examined the credit-worthiness of Mortgagor,. found it acceptable and relied and continues to rely upon same as the means of repayment of the loan. Mortgagee also evaluated the background and experience of Mortgagor in owning and operating property such as the Premises, found it acceptable and relied and continues to rely upon same as the means of maintaining the value of the Premises which is Mortgagee's security for the loan. Mortgagor is a business person or entity well-experienced in borrowing money and owning and operating property such as the Premises, was ably represented by a licensed attorney at law in the negotiation and documentation of the loan secured hereby and bargained at arm's length and without duress of any kind for all of the terms and conditions of the loan, including this provision. Mortgagor recognizes that Mortgagee is entitled to keep its loan portfolio at current interest rates by either making new loans at such rates or collecting assumption fees and/or increasing the interest rate on a loan, the security for which is purchase by a party other than the original Mortgagor. Mortgagor further recognizes that any secondary or junior financing placed upon the Premises (a) may divert funds which would otherwise be used to pay the Note secured hereby; (b) could result in acceleration and foreclosure by any such junior encumbrances which would force Mortgagee to take measures and incur expenses to protect its security; (c) would detract from the value of the Premises should Mortgagee come into possession thereof with the intention of selling same; and (d) impair Mortgagee's right to accept a deed in lieu of foreclosure, as a foreclosure by Mortgagee would be necessary to clear the title to the Premises.

In accordance with the foregoing and for the purposes of (i) protecting Mortgagee's security bot_ of repayment by Mortgagor and of value of the Premises; (ii) giving, Mortgagee the full benefit of its bargain and contract with Mortgagor; (iii) allowing Mortgagee to raise the interest rate and/or collect assumption fees; and (iv) keeping the Premises free of subordinate financing liens, Mortgagor agrees that if this paragraph be deemed a restraint on alienation, that it is a reasonable one and that any sale, conveyance, assignment, further encumbrance or other transfer of title to the
 Premises or any interest therein (whether voluntarily or by operation of law) without Mortgagee's prior written consent, which may be withheld for any reason, shall be an event of default hereunder. For the purpose of, and without limiting the generality of, the preceding sentence, the occurrence at any time of any of the following events shall be deemed to be an unpermitted transfer of title to the Premises and therefore an event of default hereunder:

     (a) any sale, conveyance, assignment, or other transfer of or the grant of a security interest in, all or any part of the title to the Premises;

     (b) any sale, conveyance, assignment, or other transfer of, or the grant of a security interest in, any partnership interest in Mortgagor (except such change as would occur by death); however, limited partners may transfer their interests solely for bona fide estate planning purposes as long as Mortgagor provides Mortgagee with copies of all assignment documents at least ten (10) days before the actual transfer takes place;

     (c) any sale, conveyance, assignment or other transfer of, or the grant of a security interest in, any share of stock of any corporation directly or indirectly controlling Mortgagor, including but not limited to Mortgagor's general partner, except such change as would occur by death);

     (d) any new or additional liabilities without the prior written consent of Mortgagee.

Any consent by Mortgagee, or any waiver of an event of default, under this Paragraph shall not constitute a consent to, or waiver of any right, remedy or power of Mortgagee upon a subsequent event of default under this Paragraph.

     2.2  Default. A default shall have occurred hereunder if:

     (a) Mortgagor shall fail to pay in full as and when due and payable any installment of principal, interest, late charges or escrow deposits as required by the Note, this Mortgage Deed and otherwise; or

     (b) Mortgagor shall fail duly to observe on time any other covenant, condition or agreement of this Mortgage Deed or of any other instrument evidencing, securing or executed in connection with the indebtedness secured hereby, including but not limited to, leases as specifically required in accordance with Section 1.7 hereof (herein this Mortgage Deed and said other instruments are sometimes collectively called the "Loan Documents"); or

     (c) Any warranties or representations made or agreed to be made in any of the Loan Documents shall be breached by Mortgagor or shall prove to be false or misleading; or

     (d) Any lien for labor or material or otherwise shall be filed against the Premises; or

     (e) Any suit shall be filed against Mortgagor which, if adversely determined, could substantially impair the ability of Mortgagor to perform each and every one of its obligations under and by virtue of the Loan Documents; or

     (f ) A levy shall be made under any process on, or a receiver be appointed for, the Premises or any other property of Mortgagor; or

     (g) Mortgagor or its general partner shall file a voluntary petition in bankruptcy, or any other petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation or similar relief for Mortgagor or Mortgagor's general partner under any pres-rt or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtor; or

     (h) Mortgagor shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Mortgagor or of all or any part of the Premises or of any or all of the rents, revenues, issues, earnings, profits or income thereof; or

     (i) Mortgagor shall make any general assignment for the benefit of creditors; or

     (j) In any legal proceeding Mortgagor shall be alleged to be insolvent or unable to pay Mortgagor's debts as they become due; or

     (k) Mortgagor shall do, or shall omit to do, any act, or any event shall occur, as a result of which any obligation of Mortgagor, not arising hereunder, may be declared immediately due and payable by the holder thereof; or

     (l) Mortgagor shall commit an event of default under the terms of any of the leases affecting all or any part of the Premises; or

     (m) Mortgagor, without the prior written consent of Mortgagee s voluntarily or by operation of law, shall sell, transfer, convey or assign all or any part of the legal or equitable title to the Premises, or any part of, or interest in, the Premises; or

     (n) Any individual Mortgagor, or any other person primarily or secondarily obligated for the payment of the indebtedness evidenced by the Note, shall die, become insolvent or declare a voluntary or involuntary petition of bankruptcy; or

     (o) Mortgagor, without the prior written consent of Mortgagee, voluntarily or by operation of law, shall transfer, convey or assign the Premises, or any part of, or interest in, the Premises as security for an indebtedness other than for the indebtedness secured hereby; or

     (p) Mortgagor, without the prior written consent of Mortgagee, shall rent or lease any of the buildings or portions thereof, except in the ordinary course of business; or

     (q)Mortgagee shall reasonably suspect the occurrence of any one or more of the above said defaults and Mortgagor, upon the request of Mortgagee, shall fail to provide evidence reasonably satisfactory to Mortgagee that such default has not in fact occurred.

For the purposes of this paragraph 2.2, the term "Mortgagor" shall be construed as any one or more of the parties comprising Mortgagor.

     2.3 Acceleration of Maturity. If a default shall have occurred hereunder, then the whole unpaid principal sum of the indebtedness secured hereby with interest accrued thereon shall, at the option of Mortgagee, become due and payable without notice or demand, time being of the essence of this Mortgage Deed and of the Note secured hereby; and no omission on the part of Mortgagee to exercise such option when entitled so to do shall be considered as a waiver of such right.

     2.4  Right of Lender to Enter and Take Possession.

     (a) If any default shall have occurred and be continuing, Mortgagor, upon demand of Mortgagee, shall forthwith surrender to Mortgagee the actual possession of the Premises and if, and to the extent, permitted by law, Mortgagee may enter and take possession of the Premises and may exclude Mortgagor and Mortgagor's agents and employees wholly therefrom. In the event Mortgagee exercises its right pursuant to this subparagraph (a), Mortgagee shall be deemed to be acting as agent of Mortgagor and not as owner of the Premises.

     (b) For the purpose of carrying out the provisions of this paragraph 2.4, Mortgagor hereby constitutes and appoints Mortgagee the true and lawful attorney in fact of Mortgagor to do and perform, from time to time, any and all actions necessary and incidental to such purpose and does, by these presents, ratify and confirm any and all actions of said attorney in fact in the Premises.

     (c) Whenever all such defaults have been cured and satisfied, Mortgagee shall surrender possession of the Premises to Mortgagor, provided that the right of Mortgagee to take possession, from time to time, pursuant to subparagraph 2.4(a) shall exist if any subsequent default shall occur and be continuing.

     (d)Mortgagor shall have the opportunity to cure any non monetary default as soon as reasonably possible but no more than thirty (30) days after receiving written notice of the non-monetary default from Mortgagee.

     2.5  Appointment of a Receiver and Foreclosure.

     (a)If a default shall have occurred hereunder, then the whole debt secured by this Mortgage Deed, with all interest thereon, and all other amounts hereby secured shall, at the option of Mortgagee, become immediately due and payable, and may forthwith or at any time thereafter be collected by suit at law, foreclosure of or other proceeding upon this Mortgage Deed or by any other proper, legal or equitable procedure without declaration of such option and without notice.

     (b) In any suit to foreclose the lien hereof, there shall be allowed and included as additional indebtedness in the decree for sale all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for attorneys' fees, appraisers' fees, outlays for documentary and expert evidence, stenographers' charges, publication costs and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to title as Mortgagee may deem to be reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Premises. All expenditures and expenses of the nature in this paragraph mentioned shall become so much additional debt secured hereby and shall be immediately due and payable with interest thereon at the maximum rate provided by law, when paid or incurred by Mortgagee in connection with
     (i) any proceeding, including foreclosure, probate and bankruptcy proceedings,. to which it shall be a party, either as plaintiff, claimant, or defendant, by reason of this Mortgage Deed, or any indebtedness hereby secured, (ii) preparations for the commencement of any suit for the foreclosure hereof after accrual of such right to foreclose whether or not actually commenced, or (iii) preparations for the defense of any threatened suit or proceeding which might affect the Premises or the security hereof, whether or pot actually commenced.

     (c) Upon, or at any time after, the filing of a complaint to foreclose this Mortgage Deed, the court in which such complaint is filed may appoint a receiver of the Premises. Such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency of Mortgagor at the time of application for such receiver and without regard to the then value of the Premises.
     Such receiver shall have power to collect the rents, issues and profits of the Premises during the pendency of such foreclosure suit, and in case of a sale and a deficiency, during the full statutory period of redemption, if any, whether there be redemption or not, as well as during any further times when Mortgagor except for the intervention of such receiver, would be entitled to collect such rents, issues and profits, and all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Premises during the whole of said period.

     (d) Mortgagor shall deliver to Mortgagee at any time on its request, all agreements for deed, contracts, leases, abstracts, title insurance policies, muniments of title, surveys and other papers relating to the Premises, and in case of foreclosure thereof and failure to redeem, the same shall be delivered to and become the property of the person obtaining a deed to the Premises by reason of such foreclosure.

     2.6 Discontinuance of Proceedings and Restoration of the Parties. In case Mortgagee shall have proceeded to enforce any right or remedy under this mortgage Deed by receiver, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adverse to Mortgagee, then and in every such case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceeding had been taken.

     2.7 Remedies Cumulative. No right, power or remedy conferred upon or reserved by Mortgagee by this Mortgage Deed is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.

     2.8  Stamp and Excise Tax.    It is contemplated that Mortgagor will  pay
     documentary stamp taxes applicable to the full face amount of the Note. If any additional stamp or excise tax shall become applicable with respect to this Mortgage, the Note, any loan or credit extended hereunder, or any security agreement, guaranty, the loan agreement or other document, Mortgagor shall promptly pay such tax in full including interest and penalties, if any) and shall hold Mortgagee harmless with respect thereto. Mortgagor's liability under this paragraph 2.8 will survive the repayment of indebtedness under the Note.

                          ARTICLE III.

     3.1 Successors and Assigns Included in Parties. Whenever in this Mortgage Deed one of the parties hereto is named or referred to, the heirs, legal representatives, successors and assigns of such parties shall be included and all covenants and agreements contained in this indenture by or on behalf of Mortgagor and by or on behalf of Mortgagee shall bind and inure to the benefit of their respective heirs, legal representatives, successors and assigns, whether so expressed or not. Provided, however, that Mortgagor shall have no right to assign its obligations hereunder without the prior written consent of Mortgagee.

     3.2 Headings. The headings of the sections, paragraphs and subdivisions of this Mortgage Deed are for the convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

     3.3 Invalid Provisions to Affect No Others. If fulfillment of any provision hereof or any transaction related hereto or to the Note, at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein contained operates or would prospectively operate to invalidate this Mortgage Deed in whole or in part, then such clause or provision only shall be held for naught, as though not herein contained, and the remainder of this Mortgage Deed shall remain operative and in full force and effect. Notwithstanding any provision contained herein, the total liability of Mortgagor for payment of interest, including service charges, penalties or any other fees pursuant to paragraph 1.11, subparagraph 2.4(b) or otherwise shall not exceed the maximum amount of such interest permitted by applicable law to be charged, and if any payments by Mortgagor include interest in excess of such maximum amount, Mortgagee shall apply such excess to the reduction of the unpaid principal amount due and pursuant hereto.

     3.4 Number and Gender. Whenever the singular or plural number, masculine or feminine or neuter gender is used herein, it shall equally include the other.

                          ARTICLE IV.

     4.1 Notice. Any notice or other communication required or permitted to be: given hereunder shall be sufficient if in writing and delivered in person or sent by United States Certified Mail, postage prepaid, to the parties being given such notice at the following addresses:

Mortgagor:     695 Broad Avenue South  Naples, FL 33940
Attn: Robert M. Reed, II

With a copy to:     Quarles & Brady  Suite 300
4501 Tamiami Trail North  Naples, FL 33940
Attn: Leo J. Salvatori, Esq.

Mortgagee:     101 Park Avenue
New York, New York 10178.
Attn: Robert J. Persico

With a copy to:     Annis, Mitchell, Cockey, Edwards  & Roehn
P. O. Box 3433  Tampa, FL 33601
Attn: Steven M. Samaha, Esq.

Any party may change said address by giving the other parties hereto notice of such change of address. Notice given as hereinabove provided shall be deemed given on the date of its deposit in the United States Mail and, unless sooner received, shall be deemed received by the party to whom it is addressed on the third calendar day following the date on which said notice is deposited in the mail.

                           ARTICLE V.

   5.1 Future Advances. It is agreed that this Mortgage Deed shall also secure such future or additional advances as may be made by Mortgagee at its option to Mortgagor, or its successor in title, for any purpose, provided that all those advances are to be made within twenty years from the date of this Mortgage Deed,.or within such lesser period to time as may be provided hereafter by law as a prerequisite for the sufficiency of actual notice or record notice of the optional future or additional advances as against the rights of creditors or subsequent purchasers for valuable consideration. The total amount of indebtedness secured by this Mortgage Deed may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed the maximum principal amount of $5,792,000.00,,plus interest, and any disbursements made for the payment of taxes, levies or insurance on the Premises with interest on those disbursements. If, pursuant to Florida Statutes Section 697.04, Mortgagor files a notice specifying the dollar limit beyond, which future advances made pursuant to this Mortgage, Deed will not be secured by this Mortgage Deed, then Mortgagor shall, within one day of filing such no ice, notify Mortgagee and its counsel by certified mail pursuant to Section 4.1 of this Mortgage Deed. In addition, such a filing shall constitute a default hereunder.

   5.2 Security Agreement. This instrument also creates a security interest in favor of Mortgagee under the Florida Uniform Commercial Code, and Mortgagee shall also have all the rights and remedies of a secured party under the Florida Uniform Commercial Code, and without limitation upon or in derogation of the rights and remedies created and accorded to Mortgagee by this Mortgage Deed pursuant to the common law or any other laws of. the State of Florida or any other jurisdiction, it being understood that the rights and remedies of Mortgagee under the Florida Uniform Commercial Code shall be cumulative and in addition to all other rights and remedies of Mortgagee arising under the common law or any other laws of the State of Florida or any other jurisdiction.

  5.3 Extension/Partial Release. Provided that Mortgagor properly extends the Maturity Date pursuant to the terms of the Note, Mortgagee shall partially release the property described on Exhibit B hereto upon Mortgagor satisfying all of the requirements for the extension of the Maturity Date, including, but not limited to, Mortgagor paying
     Mortgagee a principal payment in the amount of Two Hundred Ninety Thousand and 00/100 Dollars ($290,000.00).

     5.4 Choice of Law. This Mortgage Deed is to be construed in all respects and enforced according to the laws of the State of Florida.

                          ARTICLE VI.

     6.1. Limited Liability. The liability of Mortgagor with respect to the payment of principal and interest payable under the Note shall be "non-recourse," and, accordingly, Mortgagee's source of satisfaction of said indebtedness and Mortgagor's other obligations hereunder and under any of the other Loan Documents shall be limited to the Premises and Mortgagee's receipt of the rents, issues and profits from the Premises, and Mortgagee shall not seek to procure payment out of any other assets of Mortgagor or any person or entity comprising Mortgagor, or to seek any judgment for any sums which are or may be payable under the Note, this Mortgage or any of the other Loan Documents, as well as any claim or judgment (except as hereafter provided) for any deficiency remaining after foreclosure of this Mortgage. Notwithstanding the above, nothing herein contained shall be deemed to be a release or impairment of the Note or the security therefor intended by this mortgage and the other Loan Documents, or be deemed to preclude Mortgagee from exercising its rights to foreclose this Mortgage or to enforce any of its other rights or remedies under the Loan Documents.

Notwithstanding the foregoing, it is expressly understood and agreed that the aforesaid limitation on liability shall in no way affect or apply to Mortgagor's continued personal liability for:

     1) fraud or misrepresentation made in or in connection with the Note or any of the other Loan Documents governing, securing or pertaining to the payment thereof;

     2) failure to pay taxes or assessments prior to delinquency, or to pay charges for labor, materials or other charges which can create liens on any portion of the Premises;

     3) the misapplication of (i) proceeds of insurance covering any portion of the Premises; or (ii) proceeds of the sale or condemnation of any portion of the Premises;. or (iii) rentals received by or on behalf of Mortgagor subsequent to the date on which Mortgagee makes written demand therefor pursuant to any of the Loan Documents;

     4) causing or permitting waste to occur on, in or about the Premises, excepting ordinary wear and tear;

     5) failure to maintain, repair or restore the Premises in accordance with any of the Loan Documents governing, securing or pertaining to the payment of the Note, to the extent not compensated by insurance proceeds collected by Mortgagee;

     6) loss by fire or casualty to the extent not compensated by insurance proceeds collected by Mortgagee;

     7) the return to Mortgagee of all unearned advance rentals and security deposits paid by tenants of the Premises and not refunded to or forfeited by such tenants;

     8) the return of, or reimbursement for, all personalty owned by Mortgagor taken from the Premises by or on behalf of Mortgagor, out of the ordinary course of busi ness, and not replaced by items of equal or greater value than the original value of the personalty so removed;

     9) all court costs and reasonable attorneys' fees actually incurred which are provided for in the Note or in any other Loan Documents governing, securing or pertaining to the payment of the Note;

     10) (i) the removal of any chemical, material or substance, exposure to which is prohibited, limited or regulated by any Federal, State, County, Regional or Local authority which may or could pose a hazard to the health and safety of the occupants or the Premises, regardless of the source or origination; (ii) the restoration of the Premises to comply with all governmental regulations pertaining to hazardous materials found in, on or under the Premises, regardless of the source of origination; and (iii) any indemnity or other agreement to hold Mortgagee harmless from and against any and all losses, liabilities, damages, injuries, costs and expense of any and every kind arising under this Mortgage or under any Indemnity Agreement executed in connection herewith. However, Mortgagor shall not be liable for the removal of any hazardous materials if such hazardous materials were placed on the Premises subsequent to Mortgagee's foreclosure of this Mortgage acquisition of title to the Premises or subsequent to any transfer by Mortgagor of ownership of the, Premises by means of a transfer approved by Mortgagee pursuant to this Mortgage and other
     Loan Documents (provided that such transferee assumes the obligation to remove such hazardous materials pursuant to this Mortgage and any Indemnity Agreement executed in connection herewith). The burden of proof under this Subparagraph with regard to establishing the date upon which such hazardous materials were placed or appeared in, on or under the Premises shall be upon Mortgagor; and

     11) any and all costs incurred in order to cause the Improvements to comply with any Accessibility Laws.

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage Deed to be signed and sealed, the day and year first above written.
Witnesses:

                    ABR PLYMOUTH PLAZA, LTD., a Florida limited partnership

                    Robert M. Reed, II, its  sole general partner

Address: 695 Broad Avenue S.
Naples, FL 33940

STATE OF FLORIDA  COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me this day of November, 1992, by Robert M. Reed, II, the sole general partner of ABR Plymouth Plaza, Ltd., a Florida limited partnership, on behalf of the. limited partnership, who is personally known to me or who has produced CA , FLA Driver License as  identification and who (did not) take an oath.

NOTARY PUBLIC

Name
My Commission Expires:
1070-049-108040

EXHIBIT NUMBER 10.55

ALLONGE TO NOTE

ALLONGE TO PURCHASE MONEY PROMISSORY NOTE DATED OCTOBER 30, 1992 EXECUTED BY ABR SPECTRUM, LTD., A FLORIDA LIMITED PARTNERSHIP ("ABR Spectrum"), IN THE ORIGINAL PRINCIPAL AMOUNT OF $8,048,000 IN FAVOR OF FIRST UNION NATIONAL BANK Of FLORIDA, A NATIONAL BANKING ASSOCIATION ("THIS NOTE").

Pay to the order of TEACHERS INSURANCE AND ANNUITY ASSOCIATION Of AMERICA. a New York corporation, its successors and assigns, without representation, recourse or warranty, express, implied or statutory, except as follows. The transferor warrants that it is the owner and holder of and has good title to this Note, that it has the authority to make this transfer; that it has not executed any prior assignment or pledge of this Note; that the transfer has been duly authorized; that the warranties made by the undersigned in that Assignment of Note and Mortgage of even date herewith executed by the undersigned and ABR Spectrum are true and correct and incorporated in this instrument.

FIRST UNION NATIONAL BANK OF  FLORIDA,
a National Banking Association
WON
THIS ALLONGE SHOULD BE PERMANENTLY  AFFIXED TO THE NOTE DESCRIBED ABOVE.

                  REAL. ESTATE PROMISSORY NOTE
$8,048,000.00  No._________   October 30, 1992
(Date & Execution and Delivery)

LENDER: FIRST UNION NATIONAL BANK OF FLORIDA (hereinafter termed "LENDER"), 100 South Ashley Drive, Suite 850, Tampa, Florida 33602.

BORROWER(S): ABR SPECTRUM, LTD.  (Name)
Post Office Box 8957.    Naples    Collier County.     Florida   33940

BORROWER(S) REPRESENT HEREWITH THAT THE LOAN EVIDENCED HEREBY IS BEING OBTAINED FOR THE FOLLOWING PRIMARY PURPOSE:
XX BUSINESS; __PERSONAL; __FAMILY OR HOUSEHOLD; __AGRICULTURAL

FOR VALUE RECEIVED: to-wit, money loaned to the above named, the undersigned BORROWER(S) (hereinafter collectively termed "BORROWER"), jointly and severally (if more than one BORROWER), promise(s) to pay to the order of LENDER at its office in the above city or wherever else LENDER may specify, the sum of EIGHT MILLION FORTY EIGHT THOUSAND AND NO/ 100 DOLLARS ($8,048,000.00), with interest on the principal balance from time to time outstanding until paid,

CONTRACT RATE OF INTEREST Commencing on the date of this Note through October 29, 1995, interest shall accrue at a fixed rate equal to LENDER'S PRIME RATE, as announced on the date of this Note; Commencing on October 30, 1995, through October 29, 1997, interest shall accrue at a fixed rate equal to LENDER's PRIME RATE plus three-quarter of one percent (.75%) as announced on October 30, 1995; Commencing on October 30, 1997 through October 29, 1999, interest shall accrued at a fixed rate equal to LENDER'S PRIME RATE plus three quarters of one percent (.75%) as announced on October 30, 1997; and, commencing on October 30, 1999 through the remaining term of the Note, interest shall accrue at a fixed rate equal to LENDER'S PRIME RATE plus one and one quarter percent (1.25%).

TERMS OF PAYMENT    Payable in consecutive monthly payments of principal and
interest based upon a thirty (30) year amortization period commencing on January 1, 1993 in 106 PAYMENT payments initially equal to FORTY EIGHT THOUSAND TWO HUNDRED FIFTY ONE AND 83/100 DOLLARS ($48,251.83) plus an irregular payment of all remaining principal and interest due on October 30, 2001; notwithstanding the foregoing, except in the event of a default, the Contract Rate of Interest shall never exceed the initial Contract Rate of Interest payable under this Note plus four percent (4%) nor shall the Contract Rate of Interest change, on each change date as set forth above, more than two percent (2%) per change.

The aforementioned monthly payments shall be adjusted as the Contract Rate of Interest is charged from time to time as set forth above.

The undersigned agrees to pay a late charge equal to 5% of each payment of principal and/or interest which is not paid within 10 days of the date on which it issued. At LENDER'S option, the contract rate shall become the highest rate allowed by the law of the state of LENDER'S office as set forth herein commencing with and continuing for so long as the loan or any portion thereof is in Default (as hereinafter defined). Further upon BORROWER'S Default and where LENDER deems it necessary or proper to employ an attorney to enforce collection of any unpaid balance or to otherwise protect its interests hereunder; then BORROWER agrees to pay LENDER'S reasonable attorneys fees (including appellate costs, if any) and collection costs. Liability for reasonable attorneys' fees and costs shall exist whether or not any suit or proceeding is commenced. Interest is computed on the basis of a 360 day year for the actual number of days in the interest period (Actual/360 Computation) unless indicated below.

All payments received during normal banking hours after 2:00 PM. shall be deemed received at the opening of the next banking day.

If the scheduled payment amount is insufficient to pay accrued interest, BORROWER shall make an additional payment of the amount of the accrued interest in excess of the scheduled payment.

Each of the undersigned, whether BORROWER, sureties, or endorsers; and all others who may become liable for all or any part of the OBLIGATIONS evidenced hereby do hereby jointly and severally; waive presentment, demand, protest, notice of protest and/or of dishonor and also notice of acceleration of maturity on Default or otherwise. Further, they agree that LENDER may, from time to time, extend, modify, amend or renew this Note for any period (whether or not longer than the original period of the Note) and grant any releases, compromises or indulgences with respect to the Note or any extensions, modifications, amendments or renewals thereof or any security therefor or to any party liable thereunder or hereunder, all without notice to or consent of any of the undersigned and without affecting the liability of the undersigned hereunder.

PAYMENT of this Note, all obligations of the undersigned BORROWER hereunder U'OBLIGATIONS" to LENDER, its successors and assigns secured interalia, (and includes the terms and obligations set forth therein), by a valid, subsisting Mortgage and Security Agreement (the "Mortgage") recorded or to be recorded in the county in which the real property described in the Mortgage (the "Property") is located, and by this reference is incorporated herein. If this
Note is issued pursuant to a loan agreement of even date herewith, made by and between Borrower and Lender (the "Loan Agreement", which term shall be deemed to include any construction loan agreement or development loan agreement), then by this reference, the Loan Agreement is specifically incorporated herein;

If default be made in the payment of any installment under this Note or if the Borrower violates any of the terms or breaches of any of the conditions of the Mortgage or the Loan Agreement, the entire principal sum and accrued interest shall become due and payable without notice, unless otherwise provided in the Loan Agreement, at the option of the Lender. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time. Upon such default, the principal of the Note and any part thereof, and accrued unpaid interest, if any, shall thereafter bear interest at the highest legal rate of interest permissible by law (or if the law does not establish a highest legal rate of interest, then eighteen percent (18%) simple interest per annum). All parties liable for the payment of this Note agree to pay the Lender reasonable attorneys' fees for the services and expenses of counsel employed after maturity or default to collect this Note (including any appeals relating to such enforcement proceedings), or to protect or enforce the security hereto, whether or not suit be brought.

The remedies of Lender as provided herein, in the Mortgage and Loan Agreement shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of Lender and may be exercised as often as occasion therefor shall arise. No act of omission or commission of Lender including specifically any failure to exercise any right, remedy or recourse, shall be effective as a waiver thereof unless it is set forth in a written document executed by Lender and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to any subsequent event.

Borrower and all sureties, endorsers and guarantors of this Note hereby (a) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest all other notice, filing of suit and diligence in collecting this Note, in enforcing any of security rights or in proceeding against the Property; (b) agree to any substitution, exchange, addition or release of any of the Property or the addition or release of any party or person primarily or secondarily liable hereon; (c) consent to any extension, rearrangement, renewal or postponement of time of payment of this Note and to any of indulgence with respect hereto without notice; consent or consideration to any of foregoing (except the express written release by Lender of any such person), they shat and remain jointly and severally, directly and primarily, liable for all sums due under this Note, the Mortgage and the Loan Agreement.

As used herein, the words, "Borrower" and "Lender" shall be deemed to include Borrower and Lender as defined herein and their respective heirs, personal representatives, successors and assigns.

This Note is executed and delivered at the Place of Execution and shall be construed and enforced in accordance with the laws of the State of Florida.

                     ADDITIONAL PROVISIONS

BORROWER hereby further warrants, covenants, and agrees, as follows:

Anything contained herein to the contrary notwithstanding, if for any reason the effective rate of interest on this Note should exceed the maximum lawful rate, the effective rate shall be deemed reduce dot and shall be such maximum lawful rate, and any sums of interest which have been collected in excess of such maximum lawful rate shall be applied as a credit against the unpaid balance due hereunder.

If the interest provision contained herein refers to "LENDER'S PRIME RATE", the LENDER'S PRIME RATE shall be that rate announced by LENDER from time to time as its prime rate and is one of several interest rate bases used by the LENDER. The LENDER lends at rates both above and below LENDER'S PRIME RATE, and BORROWER acknowledges that LENDER'S PRIME RATE is not represented to be the lowest or most favorable rate of interest offered by LENDER.

LENDER'S Actual/360 or 365/360 computation determines the annual effective interest yield by taking the stated (nominal) interest rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the interest period. Application of such computation produces an annualized effective interest rate exceeding that of the nominal rate.

At LENDER'S option, any repayments of this Note, other than by U.S. currency, v not be credited to the outstanding loan balance until LENDER receives collected fund

In the event any provision(s) of this instrument shall be left blank or incomplete BORROWER hereby authorizes and empowers LENDER to supply and complete necessary information as a ministerial task consistent with the understanding between parties.

BORROWER warrants that BORROWER does not have either a "record" or reputation for violating Laws of the United States or of any State relating to liquor (as refer to in 18 U.S.CA 3617, et seq.) or narcotics and/ or any commercial crimes.

As used herein, the term "COLLATERAL" shall be deemed to be all real and personal property described in the Mortgage or Loan Documents given, conveyed, pledged or assigned to secure the indebtedness evidenced by this Note and the Loan Documents.

The COLLATERAL SHALL, AT ALL TIMES, BE AT BORROWER'S RISK. The loss, injury to or destruction of the COLLATERAL shall not release BORROWER from payment or other performance hereof. BORROWER agrees to obtain and keep in force Physical Damage and/or Property Damage Insurance on said COLLATERAL and any other insurance required by LENDER. Such insurance is to be in form and amounts satisfactory to LENDER, with the same payable to LENDER. All such policies shall provide for ten (10) days written minimum cancellation notice to LENDER. BORROWER shall furnish to LENDER the original policies or certificate or other evidence satisfactory to LENDER of compliance wi the foregoing provisions. LENDER is authorized, but not obligated, to purchase any or all of said insurance or "single interest insurance" protecting only its security interest, all at BORROWER'S expense. In such event, BORROWER agrees to reimburse LENDER for the cost of such insurance to the extent that the sam is not included in the principal amount of this Note.

BORROWER hereby assigns to LENDER the proceeds of all such insurance to the extent of the unpaid balance hereunder, and directs any insurer to make payments directly to LENDER. BORROWER further hereby grants to LENDER his Power of (Attorney, which shall be irrevocable for so long as any amount is unpaid hereunder Said Power of Attorney gives LENDER the sole right to file Proof of Loss and/or any other forms required to collect from any insurer any amount due from any loss, damage or destruction of the COLLATERAL; to agreed to and bind BORROWER as to the amount of said recovery; to designate Payee(s) of such recovery; to grant releases to payor-insurers for their liability; to grant subrogation rights to any such payor-insuerer and to endorse any settlement check or draft. BORROWER further agrees not to exercise any of the foregoing Powers granted to LENDER, without the latter's written consent. In the event of any default hereunder LENDER is authorized in tis sole discretion to cancel any insurance and credit any premium refund against the unpaid balance due on BORROWER'S OBLIGATIONS.

At its option, LENDER may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on said COLLATERAL, may pay for insurance and for the maintenance and preservation of same. BORROWER agrees to reimburse LENDER, on demand, for any such payment made, or any such expense incurred LENDER pursuant to the foregoing authorization. Until Default, as hereinafter defined BORROWER shall have the right to retain possession of the COLLATERAL, un otherwise agreed by the parties hereto, and to use in any lawful manner not inconsistent with the AGREEMENT and with any policy of insurance thereon. Borrower shall be Ii for all documentary and intangible taxes assessed at closing or from time to time du the life of the transaction.

LENDER may, to the extnetn permitted by law, with or iwithout notice, before or after maturity of this Note, transfer or egister int eh name of its nominee(s) all or any part of the COLLATERAL and also exercise any or all rights of collection, conversion or exchange and other similar rights, privileges an doptions pertaining to the COLLATERAL; but shall have no duty to exercise any such rights, privileges or options or to sell or otherwise realize upon any of the COLLATERAL as herein authorized or to preserve the same and shall not be responsible for any failure to do so or delay in so doing. As to any COLLATERAL consisting of instruments or chattel paper, it is agreed that LENDER shall not be required to take any steps whatever to preserve any rights against prior parties.

Upon any transfer of this Note, the LENDER may deliver the property held as security, or any part thereof, to the transferee, as well as any subsequent holder hereof who shall thereupon become vested with all the powers and rights herein given to the LENDER in respect to the property so transferred and delivered; and the LENDER shall thereafter be forever relieved and fully discharged form any liability or responsibility with respect to such property so transferred but with respect to any property not so transferred, the LENDER shall retain all rights and powers hereby given.

With prior written consent of LENDER, other COLLATERAL may be substituted for the original COLLATERAL herein, in which event all rights, duties, obligations, remedies and security interests provided for, created or granted shall apply fully to such substitute COLLATERAL.

WAIVER OF JURY TRIAL. BY THE EXECUTION HEREOF, BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREES, THAT:

     12. NEITHER THE BORROWER NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATION OF ANY OF THE SAME SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THIS PROMISSORY NOTE, ANY OTHER LOAN AGREEMENT OR ANY LOAN DOCUMENT EVIDENCING, SECURITY OR RELATING TO THE OBLIGATIONS OR THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO;

     (M) NEITHER THE BORROWER NOR LENDER WILL SEEK TO CONSOLIDA' ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN NOR CANNOT BE WAVED;

     (N) THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO I EXCEPTIONS;

     (O) NEITHER THE BORROWER NOR LENDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES; AND

     (P) THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS TRANSACTION.

                       EVENTS OF DEFAULT

 (17) Default in the payment or performance of any of the OBLIGATIONS provided hereunder or in connection herewith or any other OBLIGATIONS of BORROWER or any affiliate (as defined in 11 U.S.C. 101 (2), herein after "Affiliate") of BORROWER or any endorser or surety for BORROWER to LENDER or any Affiliate of LENDER, howsoever created, primary or secondary, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to be become due, or of any other covenant, warranty, or undertaking expressed herein, therein, or in any other document establishing said endorsement or surety; or any other document executed by BORROWER in conjunction herewith;

 (18) Any material warranty, representation or statement made or furnished to LENDER by or on behalf of BORROWER, or any endorser, or surety for BORROWER in connection with the Note or to induce LENDER to make a loan to BORROWER which was false in any material respect when made o furnished or has become materially false, if such warranty of BORROWER or endorser or surety for BORROWER was ongoing in nature; or

     19) Dissolution, termination of existence, insolvency, business fail appointment of a receiver, custodian, or trustee for any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under bankruptcy or insolvency laws by or against BORROWER or any endorsers, or surety BORROWER; or

     (t) Failure of a corporate BORROWER or endorser or surety for BORROWER to maintain its corporate existence in good standing; or

   (u) Upon the entry of any monetary judgment or the assessment and/or filing of any tax lien against BORROWER or any endorser, surety, or upon the issuance of any of garnishment, judicial seizure of, or attachment against any property of, debts due or rights of BORROWER or any endorser, surety to specifically include commencement of any action or proceeding to seize monies of BORROWER or any endorser, surety on deposit in any bank account with LENDER which, with respect to any of the foregoing, is not satisfied, transferred to an acceptable bond or dismissed, as appropriate within thirty (30) days from the occurrence thereof; or

     (v) The BORROWER or any endorsers or surety for said BORROWER shall be a debtor, either voluntarily or involuntarily [and with respect to any involuntary act of bankruptcy, BORROWER or any endorser or surety fails to obtain the dismissal thereof within ninety (90) days from the date thereof], under (and as the term debtor is defined in) the Bankruptcy Code or should the BORROWER be generally not paying BORROWER'S debts as such debts become due; or

     (xxiii)   Failure of said BORROWER, endorsers or sureties to furnish financial statements or other financial information reasonably requested by LENDER, or

     (x) Uninsured loss, theft, material and substantial damage, destruction, sale or encumbrance to or of any COLLATERAL or the assertion of making of any levy, seizure, mechanics or materialman's lien or attachment thereof or thereon; or

Notwithstanding anything herein to the contrary, BORROWER shall, unless otherwise specifically set forth herein or in the Loan Documents, have a ten
(10) day right to cure after written notice with respect to Events of Default involving the payment of any sum of money due hereunder or under the Loan Documents and a thirty (30) day right to cure after written notice with respect to any other Event of Default.

         REMEDIES ON DEFAULT (including Powers of Sale)

Upon the occurrence of any of the foregoing events, circumstances or conditions of Default, and upon the expiration fo any applicable curative period, all of the OBLIGATIONS evidenced herein and secured hereby shall at the option of the LENDER, immediately be due and payable without notice. Further, LENDER shall then have all the rights and remedies of a SECURED PARTY under the Uniform Commercial Code, as adopted by the State of LENDER'S offie as set forth herein.

Without limitation thereto, LENDER shall have the following specific rights < remedies subject to the aforementioned curative periods;

   25. To take immediate possession of the COLLATERAL without notice or res to legal process; and for such purpose, to enter upon any premises on which the COLLATERAL or any part thereof may be situated and remove the same therefrom; or at option, to render the COLLATERAL unusable. Further, also at its option, to dispose of s COLLATERAL on BORROWER'S premises.

  26. To require BORROWER to assemble the COLLATERAL and make it available to LENDER at a place to then be designated by said LENDER, which is reasonably convenient to both parties.

     27. To dispose of COLLATERAL as allowed by the Uniform Commercial Code, as adopted by the State of LENDER'S office as set forth herein, in any County or place selected by LENDER, at either Private or Public Sale (at which Public Sale LENDER may be the purchaser) with or without having the COLLATERAL physically present at said site.

     28. To make or have made nay repairs deemed necessary or desirable at time of repossession, possession or sale, the cost of which is to be charged against BORROWER.

     29. To apply the proceeds realized for disposition of the COLLATERAL to satisfy the following terms, in the order here listed:

     (a) The cost of reimbursing any person whose interest in the premises is physically damaged by the entry and removal of the COLLATERAL, upon BORROWER'S failure to do so; next to

     (b) The expenses of taking, removing, holding for sale, repairing or otherwise preparing for sale and selling of said COLLATERAL specifically including the LENDER'S reasonable Attorney's fees (including appellate costs, if any) and both legal and collection expenses; next to

  (c) The expense of liquidating any liens, security interests, attachments or encumbrances superior to the security interests herein created; and finally to;

     (d) The unpaid principal and all accumulated interest hereunder and to any other debt owed to LENDER by any signer hereof.

Any surplus, after the satisfaction of the foregoing items (a) through (d) shall be paid to BORROWER or to any other PARTY lawfully entitled thereto and known to t LENDER. Further, if proceeds realized from disposition of the COLLATERAL shall fail to satisfy any of the foregoing items (a) through (d), BORROWER shall forthwith deficiency balance to LENDER.

No waivers, amendments or modifications shall be valid unless in writing. Further, this Note shall be governed by and construed under the laws of the state of the LENDER office as set forth herein. All terms and expressions contained herein which are defined in Articles 1, 3 or 9 of the Uniform Commercial Code of the state of Florida shall have same meaning herein as in said Articles of said Code. No waiver by LENDER of default(s) :,hall operate as a waiver of any other default or the same default on a fut occasion.. All rights of LENDER hereunder shall ______ the benefit of its successors and assigns; and all obligations of BORROWER shall bind his heirs, executors, administrators, successors and/or assigns.

Use of the masculine pronoun herein shall include the feminine and neuter and also the plural. If any provision of this instrument shall be prohibited or invalid under applicable law, such provision shall be ineffective but only the extent of such prohibition of invalidity, without invalidating the remainder of such provision or the remaining provisions of the Agreement. "Agreement" refers to the entire PROMISSORY NOTE herein. In the case of conflict between the terms of this Agreement and the Mortgage, Loan Agreement and/or Commitment Letter issued in connection herewith, the priority of controlling terms shall be first this Agreement, then the Mortgage, the Loan Agreement, then the Commitment Letter.

                          NON-RECOURSE

Notwithstanding anything the contrary herein, nether BORROWER, nor any General Partner of BORROWER, shall have personal liability for the debt evidenced by this Real Estate Promissory Note, and any recourse shall be limited to the Property secured by the Mortgage of even date. If BORROWER shall fail to perform any covenant or condition of this Real Estate Promissory Note and as a consequence of such default, LENDER shall recover a money judgment against BORROWER, such judgment shall be satisfied only out of the proceeds of the sale of the collateral securing the Loan.

IN WITNESS WHEREOF, the Borrower, effective as of the day and year first written above, has caused this Note to be executed under seal by (i) if a corporation, adoption of the facsimile seal printed hereon for such special occasion and purpose (or if an impression seal appears hereon by affixing such impression seal) by its duly authorized officer(s) or (ii) if by individuals, hereunto setting their hands and seals.

ABR SPECTRUM, LTD., a Florida limits ship
By:
General Partner
(Seal)
Taxpayer Identification Number(s) 65-0364763

EXHIBIT NUMBER 10.56

evidenced by the Note and Mortgage are accurate and correct in all material respects and complete insofar as may be necessary to give Mortgagee a true and accurate knowledge of the subject matter.

     1.03 Ground Leases, Leases, Subleases and Easements. Mortgagor, at Mortgagor's sole cost and expense, shall maintain and cause to be performed all of the covenants, agreements; terms, conditions and provisions on its part to be kept, observed and performed under any ground lease, lease, sublease or easements which may constitute a portion of or an interest in the Premises, shall require its tenants or subtenants to keep, observe and perform all the covenants, agreements, terms, conditions and provisions on their part to be kept, observed or performed under any and all ground leases, leases, subleases or easements; and shall not suffer or permit any breach or default to occur with respect to the foregoing; and in default thereof the Mortgagee shall have the fight to perform or to require performance of any such covenants, agreements, terms, conditions or provisions of any such ground lease, lease, sublease or easements and to add any expense incurred in connection therewith to the debt secured hereby, which such expense shall bear interest from the date of payment to the date of recovery by the Mortgagee at the Default Rate as hereinafter defined. Any such payment by the Mortgagee with interest thereon shall be immediately due and payable. The Mortgagor shall not, without the consent of the Mortgagee, consent to the modification, amendment, cancellation, termination or surrender of any such ground lease, lease, sublease, or easement.

No release or forbearance of any of Mortgagor's obligation under any such ground lease, lease, or sublease, shall release Mortgagor from any of its obligations under this Mortgage.

     1.04 Required Insurance. Mortgagor will, at Mortgagor's sole cost and expense, maintain or cause to be maintained with respect to the Mortgaged Property, and each part thereof, the following insurance:

     5. insurance against loss or damage to the improvement by fire and any of the risks covered by insurance of the type now known as "fire and extended coverage," in an amount not less than the original amount of the Note or the full replacement cost of the Improvements; and

     6. Such other insurance, and in such amounts, as may from time to time be required by Mortgagee against the same or other hazards.

All policies of insurance required by the terms of this Mortgage shall contain an endorsement or agreement by the insurer that any loss shall be payable 4n accordance with the terms of such policy notwithstanding any act or negligence of Mortgagor which might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all fights of set off, counterclaim or deductions against Mortgagor.

Mortgagor may effect for its own account any insurance not required under this
 Section 1.04, but any such insurance effected by Mortgagor on the Premises, whether or not so required, shall be for the mutual benefit of Mortgagor and Mortgagee and shall be subject to the other provisions of this Mortgage.

     1.05 Deliver of Policies, Payment of Premiums. All policies of insurance shall be issued by companies and in amounts in each company satisfactory to Mortgagee. All policies of insurance shall have attached thereto a lender's loss payment endorsement for the benefit of Mortgagee in form satisfactory to Mortgagee. Mortgagor shall furnish Mortgagee with an original policy of all policies of required insurance. If Mortgagee consents to Mortgagor providing any of the required insurance through blanket policies carried by Mortgagor and covering more than one location, then Mortgagor shall furnish Mortgagee with a certificate of insurance for etch such policy setting forth the coverage, the limits of liability, the name of the carrier, the policy number, and the expiration date. At least thirty (30) days prior to the expiration of each such policy, Mortgagor shall furnish Mortgagee with evidence satisfactory to Mortgagee of the payment of premium and the reissuance of a policy continuing insurance in force as required by this Mortgage. All such policies shall contain a provision that such policies will not be canceled or materially amended, which term shall include any reduction in the scope or limits of coverage, without at least thirty (30) days prior written notice to Mortgagee. In the event Mortgagor fails to provide, maintain, keep in force or deliver and furnish to Mortgagee the policies of insurance required by this Section, Mortgagee may procure such insurance or single-interest insurance for such risks covering Mortgagee's interest, and Mortgagor will pay all premiums thereon promptly upon demand by Mortgagee, and until such payment is made by Mortgagor the amount of all such premiums together with interest thereon at the rate of interest after maturity or default provided in the Note or the maximum rate permitted by Florida law, whichever is less (the "Default Rate").

  1.06 Insurance Proceeds. After the happening of any casualty to the Mortgaged Property or any part thereof, Mortgagor shall give prompt written notice thereof to  Mortgagee.

   1. In the event of any damage to or destruction of the Mortgaged Property, Mortgagee shall have the option in its sole discretion of applying or paying all or part of the insurance proceeds (i) to any indebtedness secured hereby and in such order as Mortgagee may determine, or (ii) to the restoration of the Improvements, or (iii) to Mortgagor.

   2. In the event of such loss or damage, all proceeds of insurance shall be payable to Mortgagee, and Mortgagor hereby authorizes and directs any affected insurance company to make payment of such proceeds directly to Mortgagee. Mortgagee is hereby authorized and empowered by Mortgagor to settle, adjust or compromise any claims for loss, damage or destruction under any policy or policies of insurance.

   3. Except to the extent that insurance proceeds are received by Mortgagee and applied to the indebtedness secured hereby, nothing herein contained shall be deemed to excuse Mortgagor from repairing or maintaining the Mortgaged Property as provided in this Mortgage or restoring all damage or destruction to the Mortgaged Property, regardless of whether or not there are insurance proceeds available or whether any such proceeds are sufficient in amount, and the application or release by Mortgagee of any insurance proceeds shall not cure or waive any default or notice of default under this Mortgage or invalidate any act done pursuant to such notice.

   1.07 Assignment of Policies Upon Foreclosure. In the event of foreclosure of this Mortgage or other transfer of tile or assignment of the Mortgaged Property in extinguishment, In whole or in part, of the debt secured hereby, all right, title and interest of the Mortgagor in and to all policies of insurance required by this Section shall inure to the benefit of and pass the successor in interest to Mortgagor or the purchaser or grantee of the Mortgaged Property. Mortgagor hereby appoints Mortgagee its attorney-in-fact to endorse any checks, drafts or other instruments representing any proceeds of such insurance, whether payable by reason of loss thereunder or otherwise.

     1.08 Taxes, Utilities and Impositions. Mortgagor will pay, or cause to be paid and discharged, on or before the last day on which they may be paid without penalty or interest, all such duties, taxes, sewer rents, charges for water, or for seeing or repairing of meters, and all other utilities on the Mortgaged Property or any part thereof, and any assessments and payments, usual or unusual, extraordinary or ordinary, which shall be imposed upon or become due and payable or become a lien upon the Premises or any part thereof and the sidewalks or streets in front thereof and any vaults therein by virtue of any present or future law of the United States or of the State, County, or City wherein the Premises are located (all of the foregoing being herein collectively called "impositions"). In default of any such payment of any imposition, Mortgagee may pay the same and the amount so paid by Mortgagee shall, at the Mortgagee's option, become immediately due and payable with interest at the Default Rate and shall be deemed part of the indebtedness secured by this Mortgage.

If at any time there shall be assessed or imposed (i) a tax or assessment on the Premises in lieu of or in addition to the Impositions payable by Mortgagor pursuant to this Section or (ii) a license fee, tax or assessment imposed on Mortgagee and measured by or based in whole or in part upon the amount of the outstanding obligations secured hereby, then all such taxes, assessments or fees shall be deemed to be included within the term "impositions" as defined in this Section, and Mortgagor shall pay and discharge the same as herein provided with respect to the payment of Impositions or, at the option of Mortgagee, all obligations secured hereby, together with all accrued interest thereon, shall immediately become due and payable. Anything to the contrary herein notwithstanding, Mortgagor shall have no obligation to pay any franchise; estate, inheritance, income, excess profits or similar tax levied on Mortgagee or on the obligations secured hereby.

Mortgagor will pay all mortgage recording taxes and fees payable with respect to this Mortgage or other mortgage or transfer taxes due on account of this Mortgage or the Note secured hereby.

Mortgagor will exhibit to Mortgagee the original receipts or other reasonably satisfactory proof of the payment of all impositions which may affect the Mortgaged Property or any part thereof or the lien of the Mortgage promptly following the last date on which each imposition is payable hereunder.

Notwithstanding the foregoing, Mortgagor shall have the right, after prior written notice to Mortgagee, to contest at its own expense the amount and validity of any imposition affecting the Mortgaged Property by appropriate proceedings conducted in good faith and with due diligence and to postpone or defer payment thereof, if and so long as:

     1. Such proceedings shall operate to suspend the collection of such imposition from Mortgagor or the Mortgaged Property; or

     2. Neither the Mortgaged Property nor any part thereof would be in immediate danger of being forfeited or lost by reason of such proceedings, postponement or deferment; and

     3. In the case of any imposition affecting the Mortgaged Property which might be or become a lien, encumbrance or charge upon or result in any forfeiture or loss of the Mortgaged Property or any part thereof, or which might result in loss or damage to Mortgagor or Mortgagee, Mortgagor, prior to the date such Imposition would become delinquent, shall have furnished Mortgagee with security satisfactory to Mortgagee, and, in the event that such security is furnished, Mortgagee shall not have the right during the period of the contest to pay, remove or discharge the Imposition.

1.09 Maintenance, Repairs, Alterations.      Mortgagor shall keep the Mortgaged
     Property, or cause the same to be kept, in good condition and repair and fully protected from the elements to the satisfaction of Mortgagee; Mortgagor shall not commit nor permit to be committed waste thereon and shall not do nor permit to be done any act by which the Mortgaged Property shall become less valuable; Mortgagor will not remove, demolish or structurally alter any of the Improvements (except such alterations as may be required by laws, ordinances or regulations) without the prior written permission of the Mortgagee; Mortgagor shall complete promptly and in good and workmanlike manner any building or other improvement which may be constructed on the Premises and promptly restore in like manner any Improvements which may be damaged or destroyed thereon and will pay when due all claims for labor performed and materials furnished therefor, Mortgagor shall use and operate, and shall require its lessees or licensees to use or operate, the Mortgaged Property in compliance with all applicable laws, t ordinances, regulations, covenants, conditions and restrictions, and with all applicable requirements of any ground lease, lease or sublease now or hereafter affecting the Premises or any part thereof. Unless required by law or unless Mortgagee has otherwise agreed in writing, Mortgagor shall not allow changes in the stated use of Mortgaged Property from that which was disclosed to Mortgagee at the time of execution hereof. Mortgagor shall not initiate or acquiesce to a zoning change of the Mortgaged Property without the prior notice to and consent of Mortgagee. Mortgagee and its representatives shall have access to the Premises at all reasonable times to determine whether Mortgagor is complying with its obligations under this Mortgage, including, but not limited to, those set out in this Section.

     1.10 Eminent Domain. Should the Mortgaged Property, or any part thereof or interest therein, be taken or damaged by reason of any public use or improvement or condemnation proceeding, or in any other manner ("Condemnation"), or should Mortgagor receive any notice or other information regarding such Condemnation, Mortgagor shall give prompt written notice thereof to Mortgagee.

     (a) Mortgagee shall be entitled to all compensation, awards and other payments or relief granted in connection with such Condemnation, and shall be entitled, at its option, to commence, appear in and prosecute in its own name any action or proceedings relating thereto. Mortgagee shall also be entitled to make any compromise or settlement in connection with such taking or damage. All such compensation,. awards, damages, rights of action and proceeds awarded to Mortgagor (the "Proceeds") are hereby assigned to Mortgagee and Mortgagor agrees to execute such further assignments of the Proceeds as Mortgagee may require.

     (b) In the event any portion of the Mortgaged Property is so taken or damaged, Mortgagee shall have the option in its sole and absolute discretion, to apply all such Proceeds,'after deducting therefrom all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit), including attorneys' fees, incurred by it in connection with such Proceeds, upon any indebtedness secured hereby, or to apply all such Proceeds, after such deductions, to the restoration of the Mortgaged Property upon such conditions as Mortgagee may determine. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

(c) Any amounts received by Mortgagee hereunder (after payment of any costs in connection with obtaining same), shall, if retained by Mortgagee, be applied in payment of any accrued interest and then in reduction of the then outstanding principal sum of the Note, notwithstanding that the same may not then be due and payable. Any amount so applied to principal shall be applied to the payment of installments of principal on the Note in inverse order of their due dates.

 1.11 Actions by Mortgagee to preserve the Security of this Mortgage. If the Mortgagor fails to make any payment or to do any act as and in the manner provided for in this Mortgage or the Note, the Mortgagee, in its own discretion, without obligation so to do and subject to the notice and curative period required-hereunder and without releasing Mortgagor from any obligation, may make or do the same in such manner and to such extent as the Mortgagee may deem necessary to protect the security hereof. Mortgagor will pay upon demand all expenses incurred or paid by Mortgagee (including, but not limited to, attorneys' fees and court costs including those of appellate and bankruptcy proceedings) on account of the exercise of any of the aforesaid rights or privileges or on account of any litigation which may arise in connection with this Mortgage or the Note or on account of any attempt, without litigation, to enforce the terms of this Mortgage or said Note. In case the Mortgaged Property or any part thereof shall be advertised for foreclosure sale and not sold, Mortgagor shall pay all costs in connection therewith.

In the event that the Mortgagee is called upon to pay any sums )i money to protect this Mortgage and the Note as aforesaid, all monies advanced or due hereunder shall become immediately due and payable, together with interest at the Default Rate, computed from the date of such advance to the date of the actual receipt of payment thereof by the Mortgagee.

  1.12 Cost of Collection. In the event this Mortgage is placed in the hands of an attorney for the collection of any sum payable hereunder, the Mortgagor agrees to pay all costs of collection, including reasonable attorney's fees including those in all appellate and bankruptcy proceedings, incurred by the Mortgagee, either with or without the institution of any action or proceeding, and in addition to all costs, disbursements and allowances provided by law. All such costs so incurred shall be deemed to be secured by this Mortgage.

  1.13 Survival of Warranties. All representations, warranties and covenants of Mortgagor contained herein or incorporated by reference shall survive funding of the loan evidenced by the Note and shall remain continuing obligations, warranties and representations of Mortgagor during any time when any portion of the obligations secured by this Mortgage remain outstanding.

 1.14 Additional Security. In the event Mortgagee at any time holds additional security for any of the obligations secured hereby, it may enforce the sale thereof or otherwise realize upon the same, as its option, either before or concurrently herewith or after a sale is made hereunder.

 1.15 Inspections. Mortgagee, or its agents, representatives or workmen, are authorized to enter at any reasonable time upon or on any part of the Premises for the purpose of inspection the same, and for the purpose of performing any of the acts it is authorized to perform under the terms of this Mortgage.

     1.16 Liens. Mortgagor shall pay and promptly discharge, at Mortgagor's cost and expense, all liens, encumbrances and charges upon the Mortgaged Property or any part thereof or interest therein. Mortgagor shall have the right to contest in good faith the validity of any such lien, encumbrance or charge, provided Mortgagor shall first deposit with Mortgagee a bond or other security satisfactory to Mortgagee in such amounts as Mortgagee shall reasonably require, and provided further that Mortgagor shall thereafter diligently proceed to cause such lien, encumbrance or charge to be removed and discharged. If Mortgagor shall fail to discharge any such lien, encumbrance or charge, then, in addition to any other right or remedy of Mortgagee, subject to the notice requirement and curative periods required hereunder, may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such lien by depositing in court a bond for the amount claimed or otherwise giving security for such claim, or in such manner as is or may be prescribed by law. Any amount so paid by the Mortgagee shall, at Mortgagee's option, become immediately due and payable with interest at the Default Rate, and shall be deemed part of the indebtedness secured by this Mortgage.

     1.17 Future Advances. This Mortgage is given to secure not only existing indebtedness, but also future advances, whether such advances are obligatory or are to be made at the option of Mortgagee, or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances are made oa the date of the execution of this Mortgage. The total amount of indebtedness that may be so secured may decrease to a zero amount from time to time, or may increase from time to time, but the total unpaid balance so secured at one time shall not exceed twice the face amount of the Note, plus interest thereon, and any disbursements made for the payment of taxes, levies or insurance on the Mortgaged Property, with interest on such disbursements at the Default Rate as hereinafter defined.

     1.18 No Limitation of Future Advance Rights. Mortgagor covenants and agrees with Mortgagee that:

     (a) Mortgagor waives and agrees not to assert any right to limit future advances under this Mortgage, and any such attempted limitation shall be null, void and of no force and effect. Any correspondence by Mortgagor regarding the future advances must be sent to Mortgagee at the address set forth above and to Mortgagee's counsel:

 (b) An event of default under the Mortgage shall automatically exist (i) if Mortgagor executes any instrument which purports to have or would have the effect of impairing the priority of or limiting any future advance which might ever be made under the Mortgage or (ii) if Mortgagor takes, suffers, or permits any action or occurrence which would adversely affect the priority of any future advance which might ever be made under the Mortgage.

 1.19 Appraisals. Mortgagor covenants and agrees that Mortgagee may obtain an appraisal of the Mortgaged Property when required by the regulations of the Federal Reserve Board or the Office of the Comptroller of -the Currency or at such other times as the Mortgagee may reasonably require. Such appraisals shall be performed by an independent third party appraiser selected by the Mortgagee. The cost of such appraisal shall be borne by the Mortgagor. If requested by Mortgagee, the Mortgagor shall execute an engagement letter addressed to the appraiser selected by the Mortgagee. Mortgagor's failure or refusal to sign such an engagement letter however shall not impair Mortgagee's right to obtain such an appraisal. Mortgagee agrees to pay the cost of such appraisal within ten (10) days after receiving an invoice for such appraisal.

                          ARTICLE II
               ASSIGNMENT OF LEASES, SUBLEASES,
             FRANCHISES, RENTS, ISSUES AND PROFITS

 2.01 Assignment of Rents. Mortgagor hereby collaterally assigns and transfers to Mortgagee all the leases, subleases, franchises, rents, issues and profits of the Mortgaged property, and hereby gives to and confers upon Mortgagee the right, power and authority to collect such rents, issues and profits as herein set forth. Mortgagor irrevocably appoints
     Mortgagee its true and lawful attorney-in-fact, at the option of Mortgagee, immediately and without further legal action being necessary, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in the name of Mortgagor or Mortgagee, for all such rents, issues and profits and apply the same to the indebtedness secured hereby; provided, however, that Mortgagor shall have the right to collect such rents, issues and profits (but not more than one month in advance) prior to or at any time there is not an event of default under this Mortgage.

  2.02 Collection Upon Default. Upon any event of default under this Mortgage, Mortgagee may, at any time subject to the notice requirements and curative periods provided hereunder, either in person, by agent or by a receiver appointed by, a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of the Mortgaged Property, or any part thereof, in its own name, sue for or otherwise collect such rents, issues and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including attorneys' fees, upon any indebtedness secured hereby, and in such order as Mortgagee may determine. The collection of such rents, issues and profits, or the entering upon and taking possession of the Mortgaged Property, or the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default.

     2.03 Restriction on Further Assignments, etc. Except as hereinafter specifically provided, Mortgagor shall not, without the prior written consent of the Mortgagee, assign the rents, issues or profits, or any part therefrom the Mortgaged Property or any part thereof. An action of Mortgagor in violation of the terms of this Section shall be void as against Mortgagee in addition to being a default under this Mortgage.

Mortgagor shall have the right in Mortgagor's reasonable discretion to enter into new leases, modify existing or new leases or terminate existing or new leases without the prior written consent of Mortgagee provided that all such acts shall be undertaken in a commercially reasonable manner in light of prevailing market standards in the Orange County area. Except as set forth above, the Mortgagor shall not, without the consent of the Mortgagee, consent to the cancellation or surrender or, accept prepayment or rents, issues or profits, other than rent paid at the signing of a lease or sublease, under any lease or sublease now or hereafter covering the Mortgaged Property or any part thereof, nor modify any such lease or sublease in any manner not commercially reasonable; and any such purported assignment, cancellation, surrender, prepayment or modification made without the written consent of the Mortgagee shall be void as against the Mortgagee. The Mortgagor shall, upon demand of the Mortgagee, enter into an agreement with the Mortgagee with respect to the provisions contained in the preceding provision regarding any lease or sublease covering said Mortgaged Property or any part thereof, and the Mortgagor hereby appoints the Mortgagee attorney-in-fact of the Mortgagor to execute and deliver any such agreement of behalf of the Mortgagor and deliver written notice thereof to the tenant to whose lease such agreement relates.

The Mortgagor agrees to furnish to the Mortgagee within thirty days a copy of any modification of any lease presently in effect and copies of all future leases affecting the Mortgaged Property covered by this Mortgage, and. failure to furnish to the Mortgagee a copy of any modification. of a lease or a copy of any future lease affecting said Mortgaged Property, shall be deemed a default under this Mortgage and the Note, for which the holder of this Mortgage may, at its option, declare the entire unpaid balance of the subject Mortgage and Note to be immediately due and payable.

All leases or subleases hereafter entered into by Mortgagor with respect to the Mortgaged Property or any part thereof, shall be subordinate to the lien of this Mortgage unless expressly made superior to this Mortgage in the manner hereinafter provided, At any time or times Mortgagee may execute and record in the appropriate Office of the Register or County Clerk of Orange County, a Notice of Subordination reciting that the lease or leases therein described shall be superior to the lien of this Mortgage. From and after the recordation of such Notice of Subordination, the lease or leases therein described shall be superior to the lien of this Mortgage and shall not be extinguished by any foreclosure sale hereunder.

                         ARTICLE III
              ENVIRONMENTAL CONDITION OF PREMISES

     3.01 Environmental Condition of Property. Mortgagor hereby warrants and represents to Mortgagee without any investigation and subject to the limitations set forth in the Loan Agreement:

     (a) To the best of Mortgagor's knowledge, the premises are now and at all times hereafter will continue to be in full compliance with all federal, state and local environmental laws and regulations, including but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA), Public Law No. 96-510, 94 Stat. 2767, and the Superfund Amendments and Reauthorization Act of 1986 (SARA), Public law No. 99499, 100 Stat. 1613, and

     (b) (i) To the best of Mortgagor's knowledge, as of the date hereof there are no hazardous materials, substances, waste or other environmentally regulated substances (including without limitation, any materials containing asbestos) located on, in or under the Premises or used in connection therewith, or (ii) Mortgagor has fully disclosed to Mortgagee in writing the existence, extent and nature of any such hazardous material, substance, waste or other environmentally regulated substance, currently present or which Mortgagor is legally authorized and empowered to maintain on, in or under the Premises or use in connection therewith, Mortgagor has obtained and will maintain all licenses, permits and approvals required with respect thereto, and is and will remain in full compliance with all of the terms, conditions and requirements of such licenses, permits and approvals. Mortgagor. further warrants and represents that it will promptly notify Mortgagee of any adverse change in the environmental condition of the Premises or in the nature or extent of any hazardous materials, substances or wastes maintained on, in or under the Premises or used in connection therewith, and will transmit to Mortgagee copies of any citations, orders, notices or other material governmental or other communication received with respect to any other hazardous materials, substances, waste or other environmentally regulated substance affecting the Premises.

     3.02 Indemnification. Mortgagor hereby indemnifies and holds harmless Mortgagee from and against any and all damages, penalties, fines, claims, suits, liabilities, costs, judgments and expenses (including attorneys', consultant's or expert's fees) of every kind and nature incurred, suffered by or asserted against Mortgagee as a direct or indirect result of:

 (i) any warranty or representation made by Mortgagor in this paragraph being or becoming false or untrue in any material respect or

 (ii) any requirement under the law, regulation or ordinance, local, state or federal regulating the removal or elimination of any hazardous materials, substances, waste or other environmentally regulated substances, placed, deposited, disposed of, stored on the Premises subsequent to the date of this Mortgage and during the term of the Note or any extension thereof.

Mortgagor's obligations hereunder shall not be limited to any extent by the term of the Note, and, as to any act or occurrence prior to payment in full and satisfaction of said Note which gives rise to liability hereunder, shall continue, survive and remain in full force and effect notwithstanding foreclosure of this Mortgage, where Mortgagee is the purchaser at the foreclosure sale, or delivery of a deed in lieu of foreclosure to Mortgagee.

                          ARTICLE IV
                       SECURITY AGREEMENT

     4.01 Creation of Security Interest. Mortgagor hereby grants to Mortgagee a security interest in any and all personal property included within the Mortgaged Property (herein the "Personal Property") located on or at the Premises, including without limitation any and all property of similar type or kind hereafter located on or at the Premises for the purposes of securing all obligations of Mortgagor set forth in this Mortgage. This instrument is a self-operative security agreement with respect to the above described property, but Mortgagor agrees to execute and deliver on demand such other security agreements, financing statements and other instruments as Mortgagee may request.

  4.02 Warranties, Representations and Covenants of Mortgagor. Mortgagor hereby warrants, represents and covenants as follows:

 (a) Except for the security interest granted hereby, Mortgagor is, and as to portions of the, Personal Property to be acquired after the date hereof will be, the sole owner of the Personal Property, free from any adverse lien, security interest, encumbrance or adverse claims thereon of any kind whatsoever. Mortgagor shall notify Mortgagee of, and shall defend the Personal Property against, all claims and demands of all persons at any time claiming the same or any interest therein.

     (b) Mortgagor shall not lease, sell, convey or in any manner transfer the Personal Property without the prior written consent of Mortgagee.

     (c) The Personal Property is not and shall not be used or bought for personal, family or household purposes.

 (d) The Personal Property shall be kept on or at the Premises and Mortgagor will not remove the Personal Property from the Premises without the prior written consent of Mortgagee, except such portions or items of Personal Property which are consumed or worn out in ordinary usage, all
     of which shall be promptly replaced by  Mortgagor.     s.

     (e) Mortgagor maintains a place of business in the State of Florida and Mortgagor shall immediately notify Mortgagee in writing of any change in its place of business as set forth in the beginning of this Mortgage.

     (f) At the request of the Mortgagee, Mortgagor shall join Mortgagee in executing one or more financing statements and renewals and amendments thereof pursuant to the Uniform Commercial Code of Florida in form satisfactory to Mortgagee, and will pay the cost of filing the same in all public offices wherever filing is deemed by Mortgagee to be necessary or desirable.

  (g) All covenants and obligations of Mortgagor contained herein relating to the Mortgaged Property shall be deemed to apply to the Personal Property whether or not expressly referred to herein.

 (h) This Mortgage constitutes a Security Agreement as that term is used in the Uniform Commercial Code of Florida.

                          ARTICLE V
                     REMEDIES UPON DEFAULT

     5.01 Events of Default. Any one or more of the following shall constitute a default under this Mortgage and the Note hereby secured:

 (a) Failure of Mortgagor to make one or more payments required by said Nots on the due date thereof.

     (b) Failure of Mortgagor to pay the amount of any costs, expenses or fees (including counsel fees) of the Mortgagee, with interest thereon, as required by any provision of this Mortgage.

  (c) Failure to exhibit to the Mortgagee, within ten (10) days after demand, receipts showing payment of real estate taxes and assessments.

     (d) Except as hereinbefore permitted, the actual or threatened alteration, demolition or removal of any building on the Premises without written consent of the Mortgagee.

  (e) Failure to maintain the Improvements on the Premises as herein required, free of any liens placed or threatened during the term hereof.

  (f) Failure to comply with any requirements or order or notice of violation of law or ordinance issued by any governmental department claiming jurisdiction over the Mortgaged Property within three (3) months from the issuance thereof, or before any such violation becomes a lien against the Mortgaged Property, whichever first occurs.

     (g) Failure of Mortgagor or others to comply with or perform any other warranty, covenant or agreement contained herein, in the Note, in the Loan Agreement, if any, Commitment Letter or in any other document executed by Mortgagor in conjunction with this transaction, of even date herewith.

     (h) Any breach of any covenant or warranty or material untruth of any representation of Mortgagor contained in this Mortgage, or the Note or any guaranty executed in conjunction. herewith.

     (a) The institution of any bankruptcy, reorganization or insolvency proceedings against the then owner or Mortgagor in possession of the Mortgaged Property, or any guarantee, or the appointment of a receiver or a similar official with respect to all or a substantial part of the properties of the then owner or Mortgagor in possession of the Mortgaged Property and a failure to have such proceedings dismissed or such appointment vacated within a period of ninety (90) days.

     10) The institution of any voluntary bankruptcy, reorganization or insolvency proceedings by the then owner or Mortgagor in possession of the Mortgaged Property, or any guarantor, or the appointment of a receiver or a similar official with respect to all or a substantial part of the properties of the then owner or Mortgagor in possession of the Mortgaged Property at the instance of the then owner or Mortgagor in possession of the Mortgaged Property.

     11) The assertion or making of any levy, seizure, forfeiture action, mechanic's or materialman's lien or attachment on the Mortgaged Property or any part thereof.

12) if default shall occur in any loan now or hereafter in existence between Mortgagee and Mortgagor or any mortgagee which the Mortgagor or any guarantor has any interest whatsoever, and, conversely, the occurrence of an Event of Default hereunder shall also constitute a default under any such other loan.

     (13) The occurrence of any Event of Default under the Note, or any bank agreement or guaranty, whether or not such event is specifically set forth herein.

Unless specifically set forth in the applicable provision of this Mortgage, Mortgagor shall have a ten (10) day right to cure after written notice with respect to Events of.. Default involving the payment of any sum of money due hereunder or under the Loan Documents and a thirty (30) day right to cure after written notice with respect to any other Event of Default.

 5.02 Default Rate. The Default Rate shall be the highest rate allowable by law at the time of default, provided, however, that at no time shall any interest or charges in the nature of interest be taken, exacted, received or collected which would exceed the maximum rate permitted by law.

5.03 Acceleration Upon Default, Additional Remedies. In the event that one or more defaults as above provided shall occur, and subject to the notice requirements and curative periods set forth herein the remedies available to Mortgagee shall include, but not necessarily be limited to, any one or more of the following:

     (A) Mortgagee shall declare the entire unpaid balance of the Note immediately without notice.

     (B) Mortgagee may take immediate possession of the Mortgaged Property or any part thereof (which Mortgagor agrees to surrender to'Mortgagee) and manage, control or lease the same to such person or persons and at such rental as it may deem proper and collect all rents, issues and profits, therefrom, including those past due as well as those thereafter accruing, with the right in the Mortgagee to cancel any lease or sublease for any cause which would entitle Mortgagor to cancel the same; to make such expenditures for maintenance, repairs and costs of operation as it may deem advisable; and after deducting the cost thereof and such reasonable fee or compensation as may be awarded by a court of law in any action hereunder, to apply the residue to the payment of any sums which are unpaid hereunder or under the Note. The taking of possession under this paragraph shall not prevent concurrent or later proceedings for the foreclosure sale of the Mortgaged Property as provided elsewhere herein.

     (C) Mortgagee may apply to any court of competent jurisdiction for the appointment of a receiver or similar official to manage and operate the Mortgaged Property, or any part thereof, and to apply the net rents and profits therefrom to the payment of the interest and/or principal of said Note and/ or any other obligations of Mortgagor to Mortgagee hereunder. In event of such application, Mortgagor agrees to consent to the appointment of such receiver or similar official, and agrees that such receiver or similar official may be appointed without notice to Mortgagor, with regard to the adequacy of any security for the debts and with regard to the solvency of Mortgagor or any other person, firm or corporation who of which may be liable for the payment of the Note or any other obligation of Mortgagor hereunder.

  (D) Without declaring the entire unpaid principal balance due, the Mortgagee may foreclose only as to the sum past due, without injury to this
     Mortgage or the displacement or impairment of the remainder of the lien thereof, and at such foreclosure sale the property shall be sold subject to all remaining items of indebtedness; and Mortgagee may, again foreclose, in the same manner, as often as there may be any sum past due.

  5.04 Additional Provisions. Mortgagor expressly agrees, on behalf of itself, its successors and assigns and any future owner of the Mortgaged Property, or any part thereof or interest therein, as follows:

   (A) All remedies available to Mortgagee with respect to this Mortgage shall be cumulative and may be pursued concurrently or successively. No delay by Mortgagee in exercising any such remedy shall operate as a waiver thereof or preclude the exercise thereof during the continuance of that or any subsequent default.

     (B) In the event of any foreclosure sale hereunder, all net proceeds shall be available for application to the indebtedness hereby secured whether or not such proceeds may exceed the value of the Mortgaged Property for unpaid taxes, liens assessments and any other costs relating to the Mortgaged Property.

  (C) The only limitation upon the foregoing agreements as to the exercise of Mortgagee's remedies is that there shall be but one full and complete satisfaction of the indebtedness secured hereby.

     (D) The Mortgagor shall duly, promptly and fully perform each and every term and provision of any Construction or other Loan Agreement which has been executed and delivered by the parties hereto simultaneously with the execution and delivery hereof, the terms of which Construction or other Loan Agreement are incorporated herein by reference. The lien of this Mortgage secures the payment of all sums payable to Mortgagee and the performance of all covenants and agreements of Mortgagor under the terms of any Construction or other Loan Agreement.

     5.05 Remedies Not Exclusive. Mortgagee shall be entitled to enforce payment and performance of any indebtedness or obligations secured hereby and to exercise all rights and powers under this Mortgage or the Note or under any other agreement or any laws now or hereafter in force, notwithstanding some or all of the said indebtedness and obligations. secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee, it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order and manner as Mortgagee may in its absolute discretion determine. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power, or remedy . given to Mortgagee or to which it may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Mortgagee acrd it may pursue inconsistent remedies.

                          NON-RECOURSE

Notwithstanding anything to the contrary herein, neither Mortgagor, nor any General Partner of Mortgagor, shall have personal liability for the debt secured by this Mortgage and Security Agreement, and any recourse shall be limited to the property secured by the Mortgage of even date, except as otherwise provided herein. If Mortgagor shall fail to perform any covenant or condition of this Mortgage and Security Agreement and as a consequence of such default, Mortgagee shall recover a money judgement against Mortgagor, such judgement shall be satisfied only out of the proceeds of the sale of the collateral securing the Loan except with respect (i) to taxes and assessments levied against the Real. Property (ii) insurance proceeds required to be paid under the terms of the Loan Documents or (iii) the costs of any damage to the Real Property resulting from Borrower's failure to maintain the Real Property in accordance with commercially reasonable standards.

                          ARTICLE VI
                         MISCELLANEOUS

  6.01 Corporate Existence. To the extent that the Mortgaged Property shall be owned or held by a corporation, such corporation shall at all times maintain its corporate existence and shall be fully authorized to do business in the State of Florida and shall maintain in the State of Florida a duly authorized registered agent for the service of process. To the extent that the Mortgaged Property shall be owned or held by a limited partnership, such partnership shall at all times maintain its registration with the State of Florida and otherwise comply with the requirements of Florida law to maintain the legal existence thereof. Failure to comply with such obligations shall be a default under this Mortgage. Within one hundred twenty (120) days after the expiration of the time for filing its annual report and the payment of the corporate taxes, if appropriate, in the State of Florida, Mortgagor will furnish to Mortgagee a certificate of good standing or other evidence satisfactory to Mortgagee to show compliance with the provisions of this Section.

  6.02 Statements by Mortgagor. Mortgagor, within three (3) days after request in person or within ten (10) days after request by mail, will furnish to Mortgagee or any person, firm or corporation designated by Mortgagee, a duly acknowledged written statement setting forth the amount of the debt secured by this Mortgage, and stating either that no offsets or defenses exist against such debt, or, if such offsets or defenses are alleged to exist, full information with respect to such alleged offsets and/or defenses.

  6.03 Successors and Assigns. The provisions hereof shall be binding upon and shall inure to the benefit of the Mortgagor, its successors and assigns, including without limitation subsequent owners of the Premises or the leasehold estate of the Premises or any part thereof; shall' be binding upon and shall inure; to the benefit of Mortgagee, its successors and assigns and any future holder of the Note, and any successors or assigns of any future holder of the Note. In the event the ownership of the Mortgaged Property or any leasehold estate that may be covered by this Mortgage, becomes vested in a person other than Mortgagor, Mortgagee may, without notice to Mortgagor, deal with such successor or successors in interest with reference to this instrument and the Note in the same manner as with the Mortgagor, and may alter the interest rate and/or alter or extend the terms of payments of the Note without notice to Mortgagor hereunder or under the Note hereby secured or the lien or priority of this Mortgage with respect to any part of the Mortgaged Property covered hereby, but nothing herein contained shall serve to relieve Mortgagor of any liability under the Note or this Mortgage (or any other agreement executed in conjunction therewith) unless Mortgagee shall expressly release Mortgagor in writing. Mortgagor and any transferee or assignee shall be jointly and severally liable for any documentation or intangible taxes imposed as a result of any transfer or assumption.

 6.04 Notices. All notices, demands and requests given by either party hereto to the other party shall be in writing. All notices, demands and requests by the Mortgagee to the Mortgagor shall be deemed to have been properly given if sent by United States registered or certified mail, postage prepaid, addressed to the Mortgagor at the address as the Mortgagor may from time to time designate by written notice to the Mortgagee, given as herein required. All notices, demands and requests by the Mortgagor to the Mortgagee shall be deemed to have been properly given if sent by United States registered or certified mail, postage prepaid, addressed to the Mortgagee, or to such other address as the Mortgagee may from time to time designate by written notice to the Mortgagor given as herein required. Notices, demands and requests given in the manner aforesaid shall be deemed sufficiently served or given for all purposes hereunder at the time such notice, demand or request shall be deposited in any post office or branch post office regularly maintained by the United States Government. All notices to Mortgagor shall also be sent to the following (although the inadvertent failure to do so shall not be deemed to be a failure by Mortgagee to give proper notice hereunder):

Quarles and Brady
Attn: Leo J. Salvatori, Esq.
Barnett Center, Suite 300  4501
Tamiami Trail North  Naples, Florida 33940

The Mortgagor shall deliver to the Mortgagee, promptly upon receipt of same, copies of all notices, certificates, documents and instruments received by it which materially affect any part of the"Mortgaged Property covered hereby, including, without limitation, notices, notices from any lessee or sublessee claiming that the Mortgagor is in default under any terms of any lease or sublease.

  6.05 Modifications in Writing. This Mortgage may not be changed, terminated or modified orally or in any other manner than by an instrument in writing signed by the party against whom enforcement is sought.

     6.06 Captions. The captions or headings at the beginning of each Section hereof are for the convenience of the parties and are not a part of this Mortgage.

     6.07 Invalidity of Certain Provisions. If the lien of this Mortgage is invalid or unenforceable as to any part of the debt, or if the lien is invalid or unenforceable as to any part of the Mortgaged Property, the unsecured portion of the debt shall be completely paid prior to the payments of the secured portion of the debt, and all payments made on the debt, whether voluntary or otherwise, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by the lien of this Mortgage.

  6.08 No Merger. If both the lessor's and lessee's estates under any lease or any portion thereof which constitutes a part of the Mortgaged Property shall at any time become vested in one owner, this Mortgage and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger and, in such event, Mortgagee shall continue to have and enjoy all of the rights and privileges of Mortgagee as to the separate estates. In addition, upon the foreclosure of the lien created by this Mortgage on the Mortgaged Property pursuant to the provisions hereof, any leases or subleases then existing and created by Mortgagor shall not be destroyed or terminated by application of the law of merger or as a result of such foreclosure sale shall so elect. No act by or on behalf of Mortgagee or any such purchaser shall constitute a termination of any lease or sublease unless Mortgagee or such purchaser shall give written notice thereof to such tenant or subtenant.

     6.09 Governing Law and Construction of Clauses. This Mortgage shall be governed and construed by the laws of the State of Florida. No act of the Mortgagee shall be construed as an election to proceed under any one provision of the Mortgage or of the applicable statutes of the State of Florida to the exclusion of any other such provision, anything herein or otherwise to the contrary notwithstanding.

 6.10 Transfer. No portion of the property encumbered by this Mortgage, or any interest therein, shall be sold, conveyed, encumbered or otherwise transferred by the Mortgagor, without Mortgagee's prior written consent, which consent shall not be unreasonably withheld.

     6.11 Books and Records. Mortgagor shall furnish annually to Mortgagee complete, true and accurate books of accounts and records reflecting the results of the operation of the Mortgaged Property. Mortgagor shall also furnish to Mortgagee within ninety (90) days after the end of each fiscal year of Mortgagor a balance sheet and a statement of income and expenses, both in reasonable detail, prepared in a format acceptable to the Mortgagee, and if any of the Mortgaged Property is rented or leased, a rent schedule of a Mortgaged Property, certified by an accounting officer of Mortgagor, showing the name of each tenant and the space occupied, the lease expiration date and the rent paid. Mortgagor shall also provide Mortgagee with monthly statements of income and expenses on or before the fifteenth (15th) day of each succeeding month.

     6.12 Financial Statements. If requested by Mortgagee, Mortgagor will within one hundred twenty (120) days after the end of each fiscal year, furnish to Mortgagee a complete financial statement Including profit and loss and income and expense statements balance sheet and reconciliation of surplus.

IN WITNESS WHEREOF, Mortgagor has hereunto set hand and seal all done as of the day and year first hereinbefore written.

Signed, sealed and delivered in the presence of:

ABR SPECTRUM, LTD., a Florida limited  partnership

ATTEST:

STATE OF FLORIDA
COUNTY OF Pinellas

The foregoing instrument was acknowledged before me this 30th day of October, 1992, by Robert M. Reed II, as general partner of ABR SPECTRUM, LTD., a limited partnership, on behalf of the partnership, who is personally known to me or who has produced Florida driver's license as identification and who did (did not) take an oath.

(Seal)

(Signature of person taking acknowledgment)
(Name of officer taking acknowledgment typed, printed or stamped)
(title or rank)
(Serial number, if any)

                           "ADDENDUM"

WAIVER OF JURY TRIAL. MORTGAGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS MORTGAGE, OR ARISING JUT OF, UNDER OR IN CONNECTION WITH THIS MORTGAGE OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS MORTGAGE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE MORTGAGEE'S ACCEPTING THIS MORTGAGE FROM MORTGAGOR.
MORTGAGOR

ABR SPECTRUM, LTD., a Florida limited partnership
By
General Partner

                 EXHIBIT "A"  LEGAL DESCRIPTION

A Part of Tract 9, MAITLAND CENTER SECTION THREE, Maitland, Orange County, Florida, according to the plat thereof as recorded in Plat Book 10, page 10, public records Orange County, Florida,. more particularly described as follows:

Begin at the Southwest corner of SUN BAY CLUB UNIT T, As shown on the plat thereof as recorded in Condominium Plat Book 7, pages 70 through 87, public records of Orange County, Florida; thence North 89056`05" Fast along the South boundary of said SUN BAY CLUB UNIT i a distance of 42.00 feet; thence South 78003'55" East a distance of 200.00 feet; thence South 28022'30" East a distance of 44.11 feet; thence South 69012'28" East a distance of 753.22 feet to the Southeast corner of Tract 9; thence South 64033'33" West a distance of 1057.07 feet to a point on the West boundary of Tract 9, said. point being on a curve concave Southwesterly, a radial line to said point bearing South 88023'40" East, thence Northerly along said West boundary, along the arc of said curve, having a radius of 709.07 feet, through a central angle of 18047'19" a distance of 232.52 feet to a point of reverse curvature of a curve concave Easterly, thence Northerly along said West boundary of Tract 9, along the arc of said curve having a radius of 639.87 feet, through a central angle of 33005`55" a distance of 369.18 feet to a point of reverse curvature of a curve concave Westerly., thence Northerly along said West boundary of Tract 9, along the arc of said curve having a radius of 709.67 feet, through a central angle of 15058'50" a distance of 197.77 feet to a point of tangency; thence North 60003'55" West along said West boundary of Tract 9, a distance of 12.97 feet to the Point of Beginning.

EXHIBIT NUMBER 10.57

# 95-028442 PINELLAS COUNTY FLA
FEB 7, 1995 11:12AM 0 FF.REC.BK 8908  PG     683
Florida
~~cum nt repared by:  Esq.  Michelle E. aruch, Esq.

Return to:
Rubin Baum Levin Constant Friedman & Bilzin 2500 First Union Financial Center Miami, Florida 33131-2336 Attn: Brian L. Bilzin, Esq.

                     ASSIGNMENT OF MORTGAGE
                    AND OTHER LOAN DOCUMENTS
                      Control Number: 9052

ASSIGNMENT OF MORTGAGE AND OTHER LOAN DOCUMENTS dated _ November 3, 1994, by The Chase Manhattan Bank, N.A., a national banking association, having an address at 101 Park Avenue, New York, New York 10178 ("Assignor") to Lennar Northeast Partners Limited Partnership, a Delaware limited partnership, having an address at 700 N.W. 107th Avenue, Miami, Florida 33172 ("Assignee").

In consideration of Ten Dollars ($10.00) and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, Assignor does hereby sell, transfer, assign, deliver, set over and convey to Assignee the following:

 5. The mortgage and any amendments, modifications and supplements thereto, all as more specifically identified on Schedule A attached hereto (the "Mortgage"), which Mortgage encumbers the property described more particularly therein, and secures a certain loan made to ABR Plymouth Plaza, Ltd. a Florida limited partnership, (the "Mortgage Loan"), and

 2. All other documents and instruments securing the Mortgage Loan, as more specifically identified on Schedule A attached hereto, which have been recorded in the real property records of the jurisdiction in which the real property securing such Mortgage, Loan is located (collectively, the "Assigned Documents").

TO HAVE AND TO HOLD the Mortgage and Assigned Documents, together with all and singular the rights and privileges thereunto in any wise belonging unto Assignee its successors and assigns, forever .

This Assignment is made without recourse and without any representation or warranty of any kind whatsoever, express or implied, or by operation of law, except to the extent that and only for so long as any representation or warranty specifically set forth in that certain Loan and Real Property Purchase Agreement dated as of September 26, 1994 (the "Purchase Agreement") by and among The Chase Manhattan Bank, N.A. and certain of its affiliates and Assignee survives the Closing (as defined in the Purchase Agreement). Assignee's remedies upon a breach by Assignor of any such representation or warranty are limited solely to those remedies of Assignee expressly set forth in Article IX of the Purchase Agreement.

IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed by and through its duly authorized officer this 3rd day of November, 1994.

THE CHASE MANHATTAN BANK, N.A.
Title: Vice President
Signed, sealed and delivered in the presence of:

Print Name
Print Name:A:

PINELLAS COUNTY FLA.  OFF.REC.BK 8908 PG 685
STATE OF NEW YORK   )
ss:
COUNTY OF NEW YORK  )

The foregoing instrument ward acknowledged before me this 3rd day of November, 1994 by __________as Vice President of The Chase Manhattan Bark, N.A. a national banking association, on behalf of the national banking association. He/she/they personally appeared before me, is/are personally known to
(NOTARIAL SEAL]     Notary:

Print Name: Lynn Garber
Notary Public, "State of New York.  My commission expires:

Qualified m New York County Certificate Filed in New York County Commission Expires December 7, 1994
sclo44is X 02-07-199: 10:44:0:  RECOR
01 WR DING ENNAR    1    :-.~---
TOTAL: $19.50  BECK AMT. $19.50
if.00

SCHEDULE A

     1. Mortgage Deed and Security Agreement in the original principal amount of $2,896,000 dated November 23, 1992, and made by ABR Plymouth Plaza, Ltd., in favor of The Chase Manhattan Bank N.A., and recorded December
     3, 1992, in O.R. Book 8108, Page  2182, Public Records in and for
     Pinellas County, Florida.

EXHIBIT NUMBER 10.58

INST # 95-280773  NOV 3, 1995 2:34PM
PINELLAS COUNTY FLA.  F.REC.BK 9155 PG 612

This instrument was prepared by:  Lennar Partners, Inc.
600 Peachtree Street, N.E.  Suite 3500
Atlanta, Georgia 30308
After recording, return to: Marjie C. Nealon, Esquire RUBIN BAUM LENIN CONSTANT FRIEDMAN & BILZIN 2500 First Union Financial Center
Miami, Florida 33131-2336

         ASSIGNMENT OF MORTGAGE AND OTHERLOAN DOCUMENTS

KNOW ALL MEN BY THESE PRESENTS that LENNAR NORTHEAST PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership ("Assignor"), with an address at 600 Peachtree Street, N.E., Suite 3500, Atlanta, Georgia 30308, for and in consideration of the sum of Ten Dollars ($10), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby absolutely grant, bargain, sell, transfer, assign, deliver and set over unto BANK MIDWEST, N.A., a national banking association ("Assignee"), with an address at l 100 Main, Suite 350,. Kansas City, Missouri
 64105, WITHOUT RECOURSE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, except as set forth in Section 4.1 of that certain Loan Purchase Agreement dated as of October 4 , 1995 between Assignor and Assignee (the "Agreement"), all of Assignor's right, title and interest in and to the following loan documents (collectively, the "Loan Documents"):

  l. That certain Promissory Note dated November, 23, 1992 (the "Note"), made by ABR PLYMOUTH PLAZA, LTD., a Florida limited partnership
     ("Borrower"), in favor of The Chase Manhattan Bank, N.A., a national banking association ("Chase"), in the original principal amount of Two Million Eight Hundred Ninety-Six Thousand and no/100 Dollars ($2,896,000.00), as endorsed by Allonge thereto dated November 3, 1994 from Chase to the order of Assignor.

     2. That certain Mortgage Deed and Security Agreement dated November 23, 1992 (the "Mortgage") executed by Borrower in favor of Chase, recorded December 3, 1992, in Official Records Book 8108, Page 2182, of the Public Records of Pinellas County, Florida (the "Records"), covering certain real property located in the County of Pinellas as more particularly described therein, together with all the right, title and interest of Assignor in and to the Premises, as defined therein, as assigned to Assignor by Assignment of Mortgage and Other Loan Documents dated November 3, 1994 and recorded in Official Records Book 8908, Page 683, of the Records.

     3. That certain Collateral Assignment of Leases, Rents and Contract Rights dated November 23, 1992, executed by Borrower in favor of Chase and recorded on December 3, 1992, in Official Records Book 8108, Page 2202, of the Records, as assigned to Assignor by Assignment of Assignment of Leases and Rents dated November 3, 1994, recorded in Official Records Book 8908, Page 679, of the Records and re-recorded contemporaneously herewith.

     4. That certain UCC-1 Financing Statement with Borrower; as debtor, recorded on November, 23, 1992, in Official R cords Book 8108, Page 2214zof _tlie Records, as assigned to Assignee by UCC-3 Assignment recorded in Official Records Book 8908, Page 687, of the Records.

     5. That certain Indemnity Agreement dated November 23, 1992, between Borrower and Chase.

  6. Assignment and Assumption of Collateral Property dated November 3, 1994 between Chase and Assignor.

TOGETHER WITH all Assignor's right, title and interests, to the extent assignable without consent (unless such consent is secured by Assignee), to any title policies, third party representations, warranties, or guaranties, insurance policies, certificate of deposit, letters of credit, performance bonds, claims, demands, causes of action and any other rights, documents or collateral held by Assignor solely in connection with the mortgage loan to which the Loan Documents relate (excepting the Excluded Materials, as defined in the Agreement).

TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns forever.

By countersignature of this Assignment of Mortgage and Other Loan Documents, Assignee hereby accepts the foregoing Assignment and assumes all the rights and obligations of Assignor arising out of the Loan Documents so assigned, but such assumption of obligations shall not be deemed to include any liability of Assignor to Borrower for damages resulting from the acts or omissions of Assignor.

This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee have executed the foregoing Assignment as of the 31 st day of October, 1995.

WITNESSES:                            ASSIGNOR:
                               LENNAR NORTHEAST PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership

Sign Name:

Sign Name Print Name:          By:  LENNAR NORTHEAST HOLDINGS, INC.,
                                    a Florida corporation, a general partner
                                    With, Vice President

                                     ASSIGNEE:
                               BANK MIDWEST, N.A., a national banking
			       association]
Sign Name: Print Name:
Sign Name: Print Name:
By:

ACKNOWLEDGMENTS ON FOLLOWING PAGE.

  6. Assignment and Assumption of Collateral Property dated November 3, 1994 between Chase and Assignor.

TOGETHER WITH all Assignor's right, title and interests, to the extent assignable without consent (unless such consent is secured by Assignee), to any title policies, third party representations, warranties, or guaranties, insurance policies, certificate of deposit, letters of credit, performance bonds,.claims, demands, causes of action and any other rights, documents or collateral held by Assignor solely in connection with the mortgage loan to which the Loan Documents relate (excepting the Excluded Materials, as defined in the Agreement).

TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns forever.

By countersignature of this Assignment of Mortgage and Other Loan Documents, Assignee hereby accepts the foregoing Assignment and assumes all the rights and obligations of Assignor arising out of the Loan Documents so assigned, but such assumption of obligations shall not be deemed to include any liability of Assignor to Borrower for damages resulting from the acts or omissions of Assignor.

This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee have executed the foregoing Assignment as of the 31st day of October, 1995.

WITNESSES:                                   ASSIGNOR

                                 LENNAR NORTHEAST PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership

                                 By:  LENNAR NORTHEAST HOLDINGS, INC.,
				 a Florida corporation, a general partner

Sign Name:                       By:
Print Name:                         Mark A. Griffith, Vice President
Sign Name:                               Print Name:

                            ASSIGNEE:
                            BANK MIDWEST, N.A., a national banking association
Sign Name.                      Print Name

ACKNOWLEDGMENTS ON FOLLOWING PAGE.
STATE OF GEORGIA )
ss:
COUNTY OF FULTON

The foregoing instrument was acknowledged before me this 30 day of October, 1995, by Mark A. Griffith, as Vice President of Lennar Northeast Holdings, Inc., a Florida corporation, on behalf of such corporation in its capacity as a general partner and on behalf of Lennar Northeast Partners Limited Partnership, a Delaware limited partnership. Such individual is personally known to me or has produced a driver's license as identification.
My Commission Expires:
NOTARIAL SEAL
Sign Name:
 Print Name:

Notary Public, State of Florida -  Serial No. (none if blank):
STATE OF OHIO  )  SS:  COUNTY OF   )

The foregoing instrument was acknowledged before me this    day of October,
1995, by as Vice President of BANK MIDWEST, N.A., by order of the Board of Directors of said association and on behalf of said association; said individual is personally known to me or has produced a driver's license as identification.

Sign Name                    Print Name
My Commission Expires:     Notary Public, State of Ohio
Serial No. (none if blank):__
[NOTARIAL SEAL]

STATE OF GEORGIA )
ss:
COUNTY OF )
The foregoing instrument was acknowledged before me this    day of October,
1995, by Mark A. Griffith, as Vice President of Lennar Northeast Holdings, Inc., a Florida corporation, on behalf of such corporation in its capacity as a general partner and on behalf of Lennar Northeast Partners Limited Partnership, a Delaware limited partnership. Such individual is personally known to me or has produced a driver's license as identification. -

Sign Name:  -                    Print Name:
My Commission Expires.

Notary Public, State of Georgia Serial No. (none if blank):
[NOTARIAL SEAL]
STATE OF OHIO  )
COUNTY OF ) SS:

The forgoing Instrument was acknowledged before me this 30th, day of October,
1995, by    , as Vice President of BANK MIDWEST, N.A., by order of the Board  of
Directors of said association and on behalf of said association; said individual is personally known to me or has produced a driver's license as identification.
Sign Name                        Print Name:
My Commission Expires:
Notary Public, State of Missouri;
Serial No. (none if blank):
[NOTORIAL. SEAL
ROBIN L. ROZELL-ESTENBAUM
Notary Public-Notary Seal
STATE OF MISSOURI  Ray Co"
My Commission Expires: Aug. 9, 1999

EXHIBIT NUMBER 10.59

PROMISSORY NOTE

$2,896,000.00
Tampa, Florida
November 23, 1992

FOR VALUE RECEIVED the undersigned, ABR PLYMOUTH PLAZA, LTD., a Florida limited partnership ("Maker"), promises to pay, without grace, to the order of THE CHASE MANHATTAN BANK, N.A., a national banking association, and its successors or assigns, together with any other holder hereof ("Holder"), at 101 Park Avenue, New York, New York 10178, or such other place as Holder may from time to time designate in writing, the principal sum of Two Million Eight Hundred Ninety Six Thousand and ?To/100 Dollars ($2,896,000.00), plus accrued interest, to be paid in lawful money of the United States of America, as follows:

     7. From the date hereof through the first anniversary date of this Note, this Note shall accrue interest computed at the rate of three percent
     (3%) per annum on the  outstanding principal balance.

     8. From the first anniversary date of this Note through the second anniversary date of this Note, this Note shall accrue interest computed at the rate of three and one half percent (3.5%) per annum on the outstanding principal balance.

     9. From the second anniversary date of this Note through the fourth anniversary date of this Note, this Note shall accrue interest computed at the rate of five percent (5%) per annum on the outstanding principal balance.

     10. From the fourth anniversary date of this Note through the fifth anniversary date of this Note, this Note shall accrue interest computed daily at the rate equal to the "Prime Rate", as hereinafter defined, but in no event shall the interest rate be greater than the maximum rate of interest allowed to be contracted by applicable law.

"Prime Rate" shall mean the prime commercial lending rate as announced from time to time by The Chase Manhattan Bank (N.A.) at its principal office in New York City. Changes in the Prime Rate shall be effective on the effective date announced.

THE EXCISE TAX ON DOCUMENTS HAS BEEN PAID ON THIS NOTE AS REQUIRED BY LAW AND STAMPS HAVE BEEN AFFIXED TO THE MORTGAGE AND CANCELED.

     11. If the maturity date of this Note is extended pursuant to the terms hereinafter described, from the fifth anniversary date of this Note through the seventh anniversary date of this Note, this Note shall accrue interest computed daily at the rate equal to the Prime Rate, plus one percentage point (1%) per annum on the outstanding principal balance, but in no event shall the interest rate be greater than the maximum rate of interest allowed to be contracted by applicable law.

  12. Twenty Three (23) payments of accrued interest, only, shall be due and payable commencing on January 1, 1993, and continuing on the same day of every month thereafter.

  13. Thirty Six (36) installments of principal plus accrued interest, based on a thirty year amortization period, shall be due and payable commencing on December 1, 1994, and continuing on the same day of every month thereafter. Beginning on the fourth anniversary date of this Note, each time that the Prime Rate changes, monthly principal and interest payments shall be recalculated based on an amortization period equal to thirty years minus the number of months that have elapsed from the fourth anniversary of this Note until the date of such change in the Prime Rate.

     14. The remaining outstanding principal indebtedness, together with all accrued and unpaid interest thereon, shall be due and payable on November 22, 1997 (the "Maturity Date"), unless acceleration is made by Holder pursuant to the provisions hereof. Provided, however, at the option of Maker, the Maturity Date may be extended for twenty four (24) additional months, provided no event of default, or event which, upon the passage of any applicable grace period, would constitute an event of default, exists in this Note, the Mortgage Deed and Security Agreement or any Loan Document, as hereinafter defined, given in connection herewith or therewith, and provided Maker gives Holder written notice of its intention to extend the term not less than thirty
     (30) days prior to the Maturity Date and further provided that Maker pays to Holder a principal payment in the amount of Two Hundred Ninety Thousand and No/100 Dollars ($290,000.00). If the maturity date of this
     Note is extended, from the fifth anniversary date of this Note an additional Twenty Four (24) installments of principal plus accrued interest, based on the amortization period described in paragraph (__) above, shall be due and payable commencing on December 1, 1997, and continuing on the same day of every month thereafter until November 22, 1999, at which time the remaining outstanding principal indebtedness, together with all accrued and unpaid interest thereon, shall be due and payable.

     15. Interest on this Note shall be computed on the basis of a 365-day or 366--day year as the case may be for the actual number of days outstanding.

     16. This Note may be prepaid in whole or in part at any time, without penalty or premium. Any payment or prepayment hereunder shall be applied first to unpaid costs of collection and late charges, if any, then to accrued and unpaid interest and the balance, if any, to installments of principal, in the inverse order of their maturity.

     17. After maturity or acceleration, this Note shall bear interest at the Default Interest Rate until paid in full.

     18. Maker shall have the opportunity to cure any monetary default no more than five (5) days after receiving written notice of the monetary default from Holder.

This Note is secured by a Mortgage Deed and Security Agreement (the "Mortgage") encumbering certain real property located in Pinellas Countv, Florida (the "Premises"), by a Collateral Assignment of Leases, Rents and Contract Rights and by UCC-1 Financing Statements, all of even date herewith. The foregoing and all other agreements, instruments and documents delivered in connection therewith and herewith are collectively referred to as the "Loan Documents."

This Note and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York (without giving effect to New York's principles of conflicts of law).

Maker shall have no obligation to pay interest or payments in the nature of interest in excess of the maximum rate of interest allowed to be contracted for by law, as changed from time to time, applicable to this Note (the "Maximum Rate"). Any interest in excess of the Maximum Rate paid by Maker ("excess sum") shall be credited as a payment of principal, or, if Maker so requests in writing, returned to Maker, or, if the indebtedness and other obligations evidenced by this Note have been paid in full, returned to Maker together with interest at the same rate as was paid by Maker during such period. Any excess sum credited to principal shall be credited as of the date paid to Holder. The Maximum Rate varies from time to time and from time to time there may be no specific maximum rate. Holder may, without such action constituting a breach of any obligations to Maker, seek judicial determination of the applicable rate of interest, and its obligation to pay or credit any proposed excess sum to Maker.

The "Default Interest Rate" shall be the maximum rate and, in the event no specific maximum rate is applicable, the Maximum Rate shall be twenty-five percent (25%) per annum if (i) the face amount of this Note is greater than $500,000, or (ii) this Note is secured by a first mortgage lien on real estate or other forms of collateral described in Section 665.077, Florida Statutes; otherwise, it shall be eighteen percent (18%) per annum.

Holder shall have the right to declare the total unpaid balance hereof to be immediately due and payable in advance of the Maturity Date upon the failure of Maker to pay when due any payment of principal or interest or other amount due hereunder; or upon the occurrence of an event of default pursuant to any other Loan Documents now or hereafter evidencing, securing or guarantying payment of this Note or if Maker, any guarantor or other person primarily or secondarily responsible for the repayment of this Note shall die, become insolvent or declare a voluntary or involuntary petition of bankruptcy. Exercise of this right shall be without notice to Maker or to any other person liable for payment hereof, notice of such exercise being hereby expressly waived.

Any payment hereunder not paid when due (at maturity, upon acceleration or otherwise) shall bear interest at the Default Interest Rate from the due date until paid.

Provided Holder has not accelerated this Note, Maker shall pay Holder a late charge of five percent (5%) of any required payment which is not received by Holder when said payment is due. The parties agree that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty.

Time is of the essence hereunder. In the event that this Note is collected by law or through attorneys at law, or under advice therefrom, Maker agrees to pay all costs of collection, including reasonable attorneys' fees, whether or not. suit is brought, and whether incurred in connection with collection, trial, appeal, bankruptcy or other creditors' proceedings or otherwise.

Acceptance of partial payments or payments marked "payment in full" or "in satisfaction" or words to similar effect shall not affect the duty of Maker to pay all obligations due hereunder, and shall not affect the right of Holder to pursue all remedies available to it under any Loan Documents.

The remedies of Holder shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall arise. No action or omission of Holder, including specifically any failure to exercise or forbearance in the exercise of any remedy, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by Holder and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing or as constituting a course of dealing, nor shall it be construed as a bar to, or as a waiver or release of, any subsequent remedy as to a subsequent event.

Maker hereby consents and submits to the jurisdiction of the courts of the State of Florida, and, notwithstanding its place of residence or organization or the place of execution of this Note, any litigation relating hereto, whether arising in contract or tort, by statute or otherwise, shall be brought in (and, if brought elsewhere, may be transferred to) a State court of competent jurisdiction in Pinellas County, Florida.

Any notice to be given or to be served upon any party hereto in connection with this Note, whether required or otherwise, may be given in any manner permitted under the Loan Documents.

If more than one party shall execute this Note, the term "Maker" shall mean all parties signing this Note, who shall be jointly and severally obligated hereunder. The term "other person liable for payment hereof" shall include any endorser, guarantor, surety or other person now or hereafter primarily or secondarily liable for the payment of this Note, whether by signing this or another instrument.

Whenever the context so requires, the neuter gender includes the feminine and/or masculine, as the case may be, and the singular number includes the plural, and the plural number includes the singular.

Maker and any other person liable for the payment hereof  respectively, hereby
(a) expressly waive any valuation and appraisal, presentment, demand for payment, notice of dishonor, protest, notice of nonpayment or protest, all other forms of notice whatsoever, and diligence in collection; (b) consent that Holder may, from time to time and without notice to any of them or demand, (i) extend, rearrange, renew or postpone any or all payments, (ii) release, exchange, add to or substitute all or any part of the collateral for this Note, and/or (iii) release Maker (or any co-maker) or any other person liable for payment hereof, without in any way modifying, altering, releasing, affecting or limiting their respective liability or the lien of any security instrument; and (c) agree that Holder, in order to enforce payment of this Note against any of them, shall not be required first to institute any suit or to exhaust any of its remedies against Maker (or any co-maker) or against any other person liable for payment hereof or to attempt to realize on any collateral for this Note.

MAKER AND ANY OTHER PERSON LIABLE FOR PAYMENT HEREOF, BY EXECUTING THIS NOTE OR ANY OTHER DOCUMENT CREATING SUCH LIABILITY, WAIVE THEIR RIGHTS TO A TRIAL BY JURY IN ANY ACTION, WHETHER ARISING IN CONTRACT OR TORT, BY STATUTE OR OTHERWISE, IN ANY WAY RELATED TO THIS NOTE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR HOLDER'S EXTENDING CREDIT TO MAKER AND NO WAIVER OR LIMITATION OF HOLDER'S RIGHTS UNDER THIS PARAGRAPH SHALL BE EFFECTIVE UNLESS IN WRITING AND MANUALLY SIGNED ON HOLDER'S BEHALF.

Maker acknowledges that the above paragraph has been expressly bargained for by Holder as part of the loan evidenced hereby and that, but for Maker's agreement and the agreement of any other person liable for payment hereof thereto, Holder would not have extended the loan for the term and with the interest rate provided herein.

The liability of Maker with respect to the payment of principal and interest hereunder shall be "non-recourse, " and, accordingly, Holder's source of satisfaction of said indebtedness and Maker's other obligations hereunder and under the other Loan Documents shall be limited to the Premises and Holder's receipt of the rents, issues, and profits from the Premises and Holder shall not seek to procure payment out of any other assets of Maker, or any person or entity comprising Maker, or to seek judgment for any sums which are or may be payable under this Note or under any of the other Loan Documents, as well as any claim or judgment (except as hereafter provided) for any deficiency remaining after foreclosure of -the Mortgage. Notwithstanding the above, nothing herein contained shall be deemed to be a release or impairment of the indebtedness evidenced by this Note or the security therefor intended by the other Loan Documents, or be deemed to preclude Holder from exercising its rights to foreclose the Mortgage or to enforce any of its other rights or remedies under the Loan Documents.

Notwithstanding the foregoing, it is expressly understood and agreed that the aforesaid limitation on liability shall in no way affect or apply to the Maker's continued personal liability for:

     1. fraud or misrepresentation made in or in connection with this Note or any instrument governing, securing or pertaining to the payment hereof;

     2. failure to pay taxes or assessments prior to delinquency, or to pay charges for labor, materials or any other charges which can create liens on any portion of the Premises;

  3. the misapplication of (i) proceeds of insurance covering any portion of the Premises; or (ii) proceeds of the sale or condemnation of any portion of the Premises; or (iii) rentals received by or on behalf of the Maker subsequent to the date on which the Holder makes written demand therefor pursuant to any of the Loan Documents;

     4. causing or permitting waste to occur on, in or about the property, excepting ordinary wear and tear;

  5. failure to maintain, repair or restore the Premises in accordance with any of the Loan Documents governing, securing or pertaining to the payment of this Note, to the extent not compensated by insurance proceeds collected by Holder;

     6. loss by fire or casualty to the extent not compensated by insurance proceeds collected by Holder;

     7) the return to Holder of all unearned advance rentals and security deposits paid by tenants of the Premises and not refunded to or forfeited by such tenants;

     8. the return of, or reimbursement for, all personalty owned by Maker taken from the Premises by or on behalf of Maker, out of the ordinary course of business, and not replaced by items of equal or greater value than the original value of the personalty so removed;

  9. all court costs and reasonable attorneys' fees actually incurred which are provided for in this Note or in a other Loan Documents governing, securing or pertaining the payment of this Note;

     10. (i) the removal of any chemical, materials or substance, exposure to which is prohibited,limited or regulated by any Federal, State, County, Regional or Local authority which may or could pose a hazard to the health and safety of the occupants of the Premises, regardless of the source of origination; (ii) the restoration of the Premises to comply with all governmental regulations pertaining to hazardous materials found in, on or under the Premises regardless of the source of origination; and (iii) any indemnity or other agreement to. hold Holder harmless from and against any and all losses, liabilities, damages, injuries, costs or expenses of any and every kind arising under the Mortgage or under any Indemnity Agreement executed in connection
     herewith.   However, Maker shall not be liable for removal of any
     hazardous materials if such hazardous materials were placed on the Premises subsequent to Holder's foreclosure of he mortgage and acquisition of title to the Premises or subsequent to any transfer by Maker of ownership of the Premises by means of a transfer approved by Holder pursuant to the Mortgage and other Loan Documents (provided that such transferee assumes the obligation to remove such hazardous materials pursuant to the Loan Documents. The burden of proof under this Subparagraph wit regard to establishing the date upon which such hazardous materials were placed or appeared in, on or and r the Premises shall be upon Maker; and

  11. any and all costs incurred in order to cause the Improvements to comply with any Accessibility Laws (as defined in the Mortgage).

IN WITNESS WHEREOF, Maker has caused this Note to be executed on the day and year first above written.
                        ABR PLYMOUTH PLAZA, LTD., a  Florida limited partnership
                        By:
                           Robert M. Reed, II, its  sole general partner

Address of Maker:
695 Broad Avenue South
Naples, FL 33940

EXHIBIT NUMBER 10.60

PLYMOUTH

                    ENVIRONMENTAL INDEMNITY

THIS ENVIRONMENTAL INDEMNITY is made as of this   day of  1997, by ROBERT
M. REED, II, having an address c/o Mi le , Anderson, Sherrod, One Tower Bridge, West Conshohocken, PA 19428, THOMAS E. BEACH, having an address c/o Miller, Anderson, Sherrod, One Tower Bridge, West Conshohocken, PA 19428, and
 DAVID R. ATKINSON, having an address at 31-D Hulfish Street, Princeton, NJ 08542 (Robert M. Reed, II, Thomas E. Beach and David R. Atkinson are collectively referred to herein as the "Indemnitors") to TEACHERS INSUkANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation having an office at 730 Third Avenue, New York, New York 10017 ("Lender").

                     Preliminarv Statement

     12. ABR PLYMOUTH PLAZA, LTD. is the owner of the real property located in Orange County, Florida more particularly described in EXHIBIT A attached hereto (that real property, together with any additional real property hereafter encumbered by the lien of the Mortgage (defined below), and all improvements now or hereafter located thereon and all rights and interests of Borrower therein, being hereinafter collectively called the "Premises");

     13. Lender is about to make a loan in the amount of $10,850,000.00 (the principal, interest and all other sums due and owing under the loan being hereinafter collectively called the "Loan"), which Loan shall be evidenced by a note by Borrower and ABR SPECTRUM, LTD. ("Co"Borrower") to Lender (together with all modifications, increases, and supplements thereof, being collectively called the "Note") and secured by, among other things that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement made by Borrower and Co Borrower to Lender (together with all modifications, consolidations, increases, supplements, and spreaders thereof, being collectively called the "Mortgage") which will encumber the Premises;

     14. As a condition to making the Loan, Lender requires the Indemnitors to provide-certain indemnities;

     15. To induce Lender to make the Loan and in consideration thereof, Indemnitors have agreed to provide those indemnities;

   16. Robert M. Reed, II, Thomas E. Beach and David R. Atkinson are the sole partners of Borrower and thus will derive substantial benefit from the Loan.

NOW THEREFORE, in consideration of the matters described hereinabove and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitors, jointly and severally, agree as follows:

     1.   For purposes of this Agreement:

     1.   "Borrower" is defined in the Preliminary Statement

     2. "Environmental Laws" shall mean any and all present and future laws, statutes, ordinances, rules, regulations, orders, and determinations of any governmental authority, pertaining to health, hazardous substances, natural resources, conservation, wildlife, pollution or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, and as the same be further amended (hereinafter collectively called "CERCLA").

     3.   "Environmental Problem" shall mean any of the following:

  (a) the presence, suspected presence, or alleged presence of any Hazardous Substance on, in, under, or above all or any portion of the Premises or any surrounding areas; or

     (b) the release, suspected release, or threatened release, or alleged release of any Hazardous Substance from or onto the Premises;

     (c) the violation, suspected violation, alleged violation, or threatened violation of any Environmerii.al Law with respect to the Premises;

  (d) the failure, suspected failure, alleged failure, or threatened failure to obtain or to abide by the terms or conditions of any permit or approval required under any Environmental Law with respect to the Premises.

A condition described above shall be deemed to be an Environmental Problem regardless of whether or not any federal, state, or local governmental authority or agency has taken any action in connection with the condition.

     (d) "Environmental Report" shall mean a report prepared by a person or entity with expertise in identifying and analyzing Environmental Problems that reports or describes, based on an assessment performed by or on behalf of that person or entity, Environmental Problems that are or may be in existence with respect to the Premises.

     (e) "Hazardous Substance" shall mean any substance that is defined or listed as a hazardous, toxic, or dangerous substance under any present or future Environmental Law or that is otherwise regulated or prohibited or subject to investigation or remediation under any present or future Environmental Law because of its hazardous, toxic, or dangerous properties, including, without limitation, (i) any substance that is a "hazardous substance" under CERCLA, and (ii) petroleum, natural gas, natural gas liquids, liquefied natural gas, and synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas).,.

     (f)  "Indemnified Expenses" is defined in Paragraphs 2A and B below.

     (g)  "Loan" is defined in the Preliminary Statement hereof.

     (h) "Loan Documents" shall mean the documents pertaining to the Loan, including, without limitation, the Note, the Mortgage, and all other instruments and documents evidencing or securing the Loan.

     (a)  "Mortgage" is defined in the Preliminary Statement hereof.

     (x)  "Note" is defined in the Preliminary Statement hereof.

     (xi) "Premises" is defined in the Preliminary Statement hereof.

     (b)  A.   Indemnitors shall, at their sole cost and expense,  indemnify, defend (with counsel approved by Lender), protect, and hold harmless Lender and Lender's officers, trustees, directors, shareholders, employees, and agents against and from any and all damages, losses, liabilities, obligations, penalties, claims, sums -paid -in -settlement -of ,claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements, fines, encumbrances, liens and expenses of any kind or of any nature whatsoever (collectively, the "Indemnified Expenses") that may at any time (including, without limitation, after the repayment of the Loan or after foreclosure of the Mortgage, exercise of power of sale under the Mortgage, or conveyance of the Premises in lieu of foreclosure) be imposed upon, incurred by, or asserted or awarded against, Lender or any such officers, trustees, directors, shareholders, employees, or agents and that arise directly or indirectly from or out of any Environmental Problem, regardless of whether that Environmental Problem arises before or after the date hereof or before or after any repayment of the Loan or any conveyance of the Premises by foreclosure of the Mortgage, exercise of power of sale under the Mortgage, or conveyance in lieu of foreclosure, regardless of whether or not that Environmental Problem is the fault of Borrower, Indemnitors, or any other person or entity, and regardless of whether or not the Environmental Problem was disclosed in any Environmental Report performed for, or on behalf of, Lender in connection with the Loan or whether or not Lender has actual constructive knowledge of the Environmental Problem from any other source.

     (b) Indemnified Expenses shall .,include, without limitation, all of 'the following: (i) costs incurred in the removal of Hazardous Substances, costs incurred in investigation, monitoring, clean-up, and containment of Hazardous Substances, costs incurred to mitigate damages, closure costs and costs incurred for remediation and restoration and other response costs; (ii) costs incurred to cure any violations of Environmental Laws; (iii) damages for personal injury or death, property loss, or other loss; (iv) civil and criminal fines and penalties; (v) costs incurred to remove any liens imposed by law in favor of the federal or any state or local government or governmental agency or authority in connection with an Environmental Problem; (vi) reasonable attorneys', accountants', 'consultants', and experts' fees and disbursements, administrative costs, and other reasonable out-of-pocket expenses (including any such fees, disbursements, costs and expenses incurred as a result of groundless, false or fraudulent claims or proceedings); (vii) diminution in the market value of the Premises; (viii) damages for injury to, destruction of, or loss of, natural resources; (ix) sums paid to tenants and other third parties
     (or offset against rents or other sums payable by such tenants and other third parties) for indemnification pursuant to leases or other agreements wherein such tenants or other third parties are entitled to indemnification or payment on account of Environmental Problems or pursuant to statutory or common law; (x) consequential damages; (xi) sums paid and any other liability to the federal government, any state or local government, any federal, state, or local governmental authority, or any other person or entity for any costs described above;,(xii) sums paid in satisfaction of judgments; (xiii) settlement costs; and (xiv) all other costs and expenses of any kind or nature.

  (c) Without limiting Indemnitors obligations hereunder, in the event of any Environmental Problem, Lender may, in Lender's sole discretion: (i) by notice to Indemnitors, obligate Indemnitors to take appropriate action to correct or ameliorate the Environmental Problem, in which event Indemnitors shall take such action at Indemnitors' sole expense; (ii) itself take appropriate action to correct or ameliorate the Environmental Problem, to the extent permitted under the Loan Documents and under the law, in which event Indemnitors shall cooperate with Lender and shall indemnify Lender for the costs incurred in taking such action in accordance with this Indemnity; and/or (iii) exercise any other rights or remedies that Lender may have; but Lender shall have no obligation to do any of the foregoing.

  (d) Lender shall have the options described above whether or not action to correct or ameliorate the Environmental Problem is ordered by any Court, governmental authority, or other person or entity. If the Premises are conveyed by foreclosure of the Mortgage, exercise of power of the sale under the Mortgage, or conveyance in lieu of foreclosure, then the indemnity provided for under this instrument shall not apply to any Environmental Problem that arises solely after and not on or before the date of the conveyance unless the Environmental Problem results in whole or in part from acts or omissions by Indemnitors or Borrower or from acts or omissions prior to the date of the conveyance by any other person or entity. The indemnity provided for under this instrument shall, however, apply to Indemnified Expenses incurred after the date of the conveyance that arise from any Environmental Problem in existence on or before the date of the conveyance or any Environmental Problem otherwise not excluded from coverage under the immediately preceding sentence, even if that Environmental Problem is not discovered until after the date of the conveyance. For purposes of this subsection D, a condition in existence on or before the date of the conveyance shall be deemed to be an Environmental Problem on or before that date even if the condition becomes an Environmental Problem as a result of a change in Environmental- Laws that becomes effective after that date. Indemnitors shall have the burden of proving that any Environmental Problem arises after the date of conveyance, and if Indemnitors are unable to satisfy that burden of proof, then Indemnitors' obligations hereunder with respect to that Environmental Problem shall be effective and shall not be diminished or reduced.

     (c) The obligations of Indemnitors hereunder are independent of the obligations of Borrower under the Loan Documents. A separate action or actions may be brought and prosecuted against Indemnitors hereunder,,. whether or. not . an. action is brought .against ..Borrower under the Loan Documents and whether or not Borrower is joined in any action against Indemnitors.

     (d) This Environmental Indemnification is given solely to protect Lender and not as additional security for, or as a means of repayment of, the Loan and is entirety independent of the Loan, and shall not be measured or affected by any amounts at any time owing under the Loan Documents, the sufficiency or insufficiency of any collateral (including, without limitation,.the Premises) given to Lender to secure repayment of the Loan, or the consideration given by Lender or any other party in order to acquire the Premises or any portion thereof. None of the obligations of Indemnitors shall be in any way secured by the lien of the Mortgage or any other Loan Document.

  (e) Indemnitors' obligations hereunder shall survive repayment of the Loan and shall survive any conveyance of the Premises (including, without limitation, any conveyance by foreclosure of the Mortgage, exercise of power of sale under the Mortgage, or conveyance of the Premises in lieu of foreclosure).

     (f) This instrument shall bind the successors of Indemnitors and inure to the benefit of the successors and assigns of Lender (including, without 'limitation, any participants of Lender with respect to the Loan).

 (g) The obligations of Indemnitors under this instrument are not limited or impaired by any provisions in the Loan Documents exculpating Borrower or Borrower's partners from personal liability thereunder or limiting Lender's recourse against Borrower or Borrower's partners.

  (h) The obligations of Indemnitors under this instrument are not limited or impaired by the accuracy or inaccuracy of the representations and warranties made by Borrower under the Loan Documents.

     (i) Lender shall at all times be free to inspect the Premises and to perform such other investigations and tests as Lender deems necessary in connection with this Environmental Indemnity, but Lender shall not be obligated to do so.

  (j) Indemnitors' obligations hereunder shall apply to and include claims or actions brought by or on behalf of employees of Borrower and Indemnitors, and Indemnitors waive any immunity to which Indemnitors may otherwise be entitled under any industrial or worker's compensation laws.

     (k) If Indemnitors fail to indemnify Lender as provided herein, Lender shall be subrogated to any rights Indemnitors-may have against third parties relating to the matters covered by this instrument.

     (l) The rights of Lender under this Indemnity shall be in addition to any other rights and remedies of Lender against Indemnitors under any other document or instrument now or hereafter executed by Indemnitors, or at law or in equity (including, without limitation, any right of reimbursement or contribution pursuant to CERCLA), and shall not in any way be deemed a waiver of any of such rights.

     (m) Indemnitors may settle any action or proceeding covered hereby only with Lender's prior written consent.

     (n) Any defense of Lender by Indemnitors hereunder shall be conducted by attorneys satisfactory to Lender. If Lender determines that the interests of Lender and Indemnitors in any action or proceeding conflict in such a manner and to such an extent as to require, consistent with applicable standards of professional responsibility, the retention of separate counsel for Lender and Indemnitors, then
     Lender may retain Lender's own counsel at  Indemnitor-' expense.

     (o) Indemnitors shall pay to Lender, immediately upon demand therefor, interest (at the rate of thirteen and forty-six hundredths percent (13.46%) per annum) on any payment due from Indemnitors to Lender hereunder from the date that such payment is demanded by Lender to and including the date of payment.

     (p) Indemnitors shall pay Lender's attorneys' fees (including attorneys' fees for trial, appellate, bankruptcy and administrative proceedings, fees for paralegals and legal assistants and other fees and expenses charged or incurred by Lender's attorneys) and all other costs and expenses incurred by Lender in the enforcement of this instrument or the collection of any sums due under this instrument.

     (q) Indemnitors shall, at Lender's request from time to time, provide Lender with copies of any general liability, environmental impairment and other insurance policies held by Indemnitors that may cover any of Indemnitors' obligations hereunder. Without limiting in any manner Indemnitors' obligations hereunder or Lender's remedies hereunder, Indemnitors shall, at Lender's request, diligently pursue any claims under such policies for sums payable to Lender hereunder and, if permitted under such policies, assign any such claims to the extent of such sums to Lender.

   (r) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA (WITHOUT GIVING EFFECT TO THAT STATE'S PRINCIPLES OF CONFLICTS OF LAW). EACH INDEMNITOR IRREVOCABLY SUBMITS TO THE NON EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AND EACH INDEMNITOR AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OR PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING IN ANY STATE COURT OR FEDERAL COURT SITTING IN THAT STATE MAY BE MADE BY CERTIFIED OR REGISTERED
     MAIL,  RETURN RECEIPT REQUESTED, DIRECTED TO INDEMNITORS AT THE
     ADDRESSES  INDICATED IN PARAGRAPH 19 HEREOF FOR THE GIVING OF ANY
     NOTICE, THE  UNDERSIGNED HEREBY WAIVING PERSONAL SERVICE THEREOF.
     SERVICE SO  MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL
     HAVE BEEN  SO MAILED.

   (s) Any notice, request, demand, consent, approval, or other communication under this instrument (collectively, "Notice") shall be in writing, signed by the party giving such Notice and shall be sent by registered or certified mail, postage prepaid, return receipt requested, addresses: to the party for whom it is intended at its address as follows (as that address may be changed as hereinafter provided):

If to Indemnitors:
Robert M. Reed, II
c/o Miller, Anderson, Sherrod  One Tower Bridge
West Conshohocken, PA 19428

Thomas E. Beach
c/o Miller, Anderson, Sherrod  One Tower Bridge
West Conshohocken, PA 19428

David R. Atkinson
31-D Hulfish Street
Princeton, NJ 08542

with courtesy copy to:
Leo L. Salvatori, Esq.
Quarles & Brady
Barnett Center, Suite 300
4501 Tamiami Trail North
Naples, Florida 33940

If to Lender:
Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, NY 10017
Attn: Managing.Director  Mortgage and Real Estate Division
M-0004273

Teachers Insurance and Annuity  Association of America
730 Third Avenue
New York, NY 10017
Attn: Vice President and Chief Counsel  Mortgage and Real Estate Law
M-0004273

Notice shall be deemed given on the third day after the same is deposited in an official United States post office. Any party may from time to time, by Notice to the other party given as above set forth, change its address for purposes of receipt of any such Notice.

  (t) Each Indemnitor represents to Lender that such Indemnitor is unaware of any Environmental Problem. Indemnitors shall promptly notify Lender in writing of any Environmental Problem of which Indemnitors become aware.

     (u) If there is more than one Indemnitor: (i) the obligations of each Indemnitor are joint and several; (ii) a release of any one or more Indemnitor or any limitation of this Agreement in favor of or for the benefit of one or more Indemnitors shall not in any way-be deemed a release of or limitation in favor of or for the benefit of any other Indemnitor; (iii) the unenforceability for any reason of this instrument against one or more Indemnitors shall not affect or impair the obligations hereunder of any remaining Indemnitors; and (iv) a separate action hereunder may be brought and prosecuted against one or more Indemnitors. An Indemnitor shall have no right of contribution (including, without limitation, any right of contribution under CERCLA) or subrogation against any other Indemnitor hereunder unless and until all obligations of such Indemnitor have been satisfied. To the extent that any waiver of an Indemnitor's rights of subrogation and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, then those rights of subrogation or contribution shall in any event be junior and subordinate to the rights of Lender against any Indemnitor hereunder.

     (v) Indemnitors authorize Lender without notice or demand and without affecting Indemnitors' liability hereunder from time to time to: (a) change any of the terms of the Loan Documents; (b) take and hold additional security for the payment of the indebtedness evidenced by the Note and the other amounts payable under the Loan Documents, and exchange, enforce, waive and release any such security; (c) release from the lien of the Mortgage all or part of the Premises; (d) apply the Premises and direct the order of manner of sale thereof as Lender in its discretion may determine; or (e) release Borrower from performance or observance of any of the agreements contained in the Loan Documents. Indemnitors' liability hereunder shall also not be affected by any such change, release, or application that arises by operation of law.

     (w)  Indemnitors waive:

  1) Presentment, demand, protest, notice of protest, notice of dishonor and notice of non-payment, non-performance or non-observance., and notice of acceptance of this instrument.

  2) The right, if any, to the benefit of, or to direct the application of, any security held by Lender, including the Premises; and, until all of the indebtedness evidenced by the Note has been paid in full, all rights of subrogation, any right to enforce any remedy which Lender now has or hereafter may have against Borrower, and any right to participate in any security now or hereafter held by Lender;

     3) The right to require Lender to proceed against Borrower or to proceed against any security now or hereafter held by Lender or to pursue any other remedy in Lender's power;

     4) The benefits, if Indemnitors are entitled to any benefits, of any or all anti-deficiency statutes or single-action legislation;

     5) Any defense arising out of the absence, impairment, or loss of any right of reimbursement or subrogation or other right or remedy of Indemnitors against Borrower or against any security resulting from the exercise of election of any remedies by Lender, including a judicial foreclosure or the exercise of the power of sale under the Mortgage, and any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation, from any cause, of the liability of Borrower;

  6) The benefit of or right to assert any statute of limitations affecting Indemnitors' lability hereunder or the enforcement thereof to the extent permitted by law;

     7)   Any homestead exemption rights;

     8) Any right to deferral or modification of 'Indemnitors' obligations hereunder by reason of any bankruptcy, reorganization, arrangement, moratorium, or other debtor relief proceeding regarding Indemnitors;

  (1) Any defense arising out of any bankruptcy, reorganization, arrangement, moratorium, or other debtor relief proceeding regarding Borrower, the dissolution of Borrower or the death of any Indemnitor;

     (10) Any other rights and remedies afforded by applicable law.

  (X) Subject to paragraph 6 hereof, the terms of this Indemnity are for the sole and exclusive protection and use of Lender. Subject to paragraph 6 hereof, no party shall be a third-party beneficiary hereunder, avid no provision hereof shall operate or inure to the use and benefit of a third party.

  (Y) Indemnitors expressly hereby waive all rights to a trial by jury in any action, counterclaim or proceeding based upon, or related to, the subject matter of this Indemnity. This waiver applies tc all claims against all parties to such actions and proceedings, including parties who are not parties to this Indemnity. This - waiver is knowingly, intentionally, and voluntarily made by Indemnitors and Indemnitors expressly acknowledge that neither Lender nor any person acting on behalf of Lender has made any representations of fact to induce this waiver of trial by jury or in any way to modify or nullify its effect. Indemnitors further acknowledge that Indemnitors have been represented (or have had the opportunity to be represented) in the signing of this Indemnity and in the making of this waiver by independent legal counsel, selected of Indemnitors' own, free will, and that Indemnitors have had the opportunity to discuss this waiver with counsel.
     Indemnitors further acknowledge that Indemnitors have read and understand the meaning and ramifications of this Indemnity and, specifically, this waiver provision.

     (Z) (a) Notwithstanding any other provision of this Indemnity to the contrary, Indemnitors hereby waive any claim or other rights which Indemnitors may now have or hereafter acquire against Borrower or any other guarantor of all or any of the Loan that arise from the existence or performance of Indemnitors' obligations under this Indemnity (all such claims and rights are referred to as Indemnitors' "Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, and any right to participate in any claim or remedy of Lender against Borrower or any collateral which Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made-hereunder or otherwise, including without limitation, the right to take or receive from Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to any Indemnitor hereunder on account of any such Indemnitor's Conditional Rights and either (i) such amount is paid to such Indemnitor at any time when the Loan shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to such Indemnitor, any payment made by Borrower to Lender is at any time determined to be a Preferential Payment (as hereinafter defined), then such amount paid to such Indemnitor shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied upon the Loan, whether matured or unmatured, in such order as Lender, in its sole and absolute discretion, shall determine. As used herein, the term "Preferential Payment" shall mean any payment all or any part of which is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Lender or paid over to a trustee, receiver or any other entity, whether pursuant to any bankruptcy act or otherwise

     (B) To the extent that any of the provisions of subparagraph (a) of this Section shall not be enforceable, each Indemnitor agrees that until such time as the'Loan has been paid and performed in full and the period of time has expired during which any payment made by Borrower or such Indemnitor to Lender may be determined to be a Preferential
     Payment, (i) such Indemnitor's Conditional Rights shall be subordinate to Lender's right to full payment and performance of the Loan, and (ii) such Indemnitor shall not enforce such Indemnitor's Conditional Rights.

     (AA) Any indebtedness of Borrower now or hereafter owed to or held by any Indemnitor is hereby subordinated to the indebtedness of Borrower to Lender; and such indebtedness of Borrower to any Indemnitor shall if Lender so requests; be collected, enforced and received by such Indemnitor as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of such Indemnitor under the other provisions of this Indemnity.

  (BB) If Borrower pays any sum otherwise payable by Indemnitors hereunder and if such sum must be repaid to Borrower pursuant to any bankruptcy or insolvency law, then Indemnitors' obligation to pay such sum hereunder shall not be diminished and shall continue in full force and effect.

  (CC) Lender shall have no duty to disclose or report to any Indemnitor any information now or hereafter known to Lender regarding the Premises or the Borrower including, without .limitation, information regarding any Environmental Problem or circumstances that could result in an Environmental Problem.

     (DD) Any married person who signs this instrument expressly agrees that recourse may be had against his or her separate property for all of his or her obligations or liabilities under this instrument.

  (EE) If any term of this Indemnity or any application of any such term shall be invalid, illegal, or unenforceable, the remainder of this indemnity and any other application of such term shall remain effective.

  (FF) No delay in exercising any right or power hereunder shall operate as a waiver, and no waiver of any right or power or consent by Lender shall be valid unless in writing. The failure of Lender to insist upon strict compliance with any of the terms of this Indemnity shall not be considered to be a waiver of any such terms, nor shall it prevent
     Lender from insisting upon strict compliance with this Indemnity at any time hereafter

     (GG) No provision of this Indemnity may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought.

IN WITNESS WHEREOF, Indemnitors have caused this instrument to be executed as of the date first written above.

THOMAS E. BEACH

  (EE) If any term of this Indemnity or any application of any such term shall be invalid, illegal, or unenforceable, the remainder of this indemnity and any other application of such term shall remain effective.

  (FF) No delay in exercising any right or power hereunder shall operate as a waiver, and no waiver of any right or power or consent by Lender shall be valid unless in writing. The failure of Lender to insist upon strict compliance with any of the terms of this Indemnity shall not be considered to be a waiver of any such terms, nor shall it prevent Lender from insisting upon strict compliance with this Indemnity at any time hereafter

     (GG) No provision of this Indemnity may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought.

IN WITNESS WHEREOF, Indemnitors have caused this instrument to be executed as of the date first written above.

Indemnitors:
ROBERT M. REED, II
DAVID R. ATKINSON

  31. If any term of this Indemnity or any application of any such term shall be invalid, illegal, or unenforceable, the remainder of this indemnity and any other application of such term shall remain effective.

  32. No delay in exercising any right or power hereunder shall operate as a waiver, and no waiver of any right or power or consent by Lender shall be valid unless in writing. The failure of Lender to insist upon strict compliance with any of the terms of this Indemnity shall not be considered to be a waiver of any such terms, nor shall it prevent
     Lender from insisting upon strict compliance with this Indemnity at any time hereafter

     33. No provision of this Indemnity may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought.

IN WITNESS WHEREOF, Indemnitors have caused this instrument to be executed as of the date first written above.

Indemnitors
ROBERT M. REED, II

Exhibit A

Description of Property
DESCRIPTION.: PLYMOUTH PLAZA
A PARCEL OF LAND LYING WITHIN SECTION 30,    TOWNSHIP 28 SOUTH.  RANGE  16.
EAST PINELLAS COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT CENTER OF SAID SECTION 30; THENCE S.0012'15"E., ALONG THE CENTERLINE OF U.S. HIGHWAY 19, A DISTANCE OF 50.00 FEET; THENCE N.8955'13"W., A DISTANCE OF 100.00 FEET; THENCE S.0012'15"E., A DISTANCE OF 150.94 FEET TO THE BEGINNING OF A CURVE, HAVING A RADIUS OF 2964.93 FEET AND A CENTRAL ANGEL OF 2150'27"; THENCE SOUTHERLY ALONG THE ARC OF SAID CURVE TO THE LEFT, A DISTANCE OF 1130.21 FEET, SAID ARC SUBTENDED BY A CHORD WHICH BEARS S.1101'28"E., A DISTANCE OF 1123.38 FEET; THENCE S.6737'20"W., A DISTANCE OF
26.56 FEET TO THE BEGINNING OF A CURVE, HAVING A RADIUS OF 187.16 FEET AND A CENTRAL ANGLE OF 0513'00"; THENCE WESTERLY ALONG THE ARC OF SAID CURVE TO THE LEFT, A DISTANCE OF 17.04 FEET, SAID ARC SUBTENDED BY A CHORD WHICH BEARS S.6500'50"W., A DISTANCE OF 17.03 FEET FOR A POINT OF BEGINNING ON THE EXISTING WESTERLY RIGHT OF WAY LINE OF SAID U.S. HIGHWAY 19; SAID POINT BEING THE POINT OF INTERSECTION WITH A CURVE, HAVING A RADIUS OF 3285.22 FEET AND A CENTRAL ANGLE OF 0440'20"; THENCE SOUTHEASTERLY ALONG SAID WESTERLY RIGHT OF WAY LINE ALONG THE ARC OF SAID CURVE TO THE LEFT, A DISTANCE OF 267.90 FEET, SAID ARC SUBTENDED BY A CHORD WHICH BEARS S.2456'19"E., A DISTANCE OF 267.82 FEET; THENCE S.5351'32"W., A DISTANCE OF50.47 FEET; THENCE N.3608'28"W.,
FEET; THENCE S.5351'32"W., A DISTANCE OF 229.00 FEET; THENCE N.3608'28"W., A DISTANCE OF 18.50 FEET; THENCE S.5351'32"W., A DISTANCE OF 201.65 FEET;
THENCE N.3608'28"W., A DISTANCE OF 160.00 FEET; THENCE S.5351'32"W., A DISTANCE OF 210.82 FEET TO THE EASTERLY RIGHT OF WAY LINE OF ENTERPRISE ROAD; THENCE ALONG SAID EASTERLY RIGHT OF WAY THE FOLLOWING THREE (3) COURSES: (1) N.5519'05"W., A DISTANCE OF 307.28 FEET; TO THE BEGINNING OF A CURVE, HAVING
A RADIUS OF 270.00 FEET AND A CENTRAL ANGEL OF 4519'50"; (2) NORTHWESTERLY ALONG THE ARC OF SAID CURVE TO THE RIGHT, A DISTANCE OF 213.62 FEET, SAID ARC SUBTENDED BY A CHORD WHICH BEARS N.3239'10"W., A DISTANCE OF 208.09 FEET TO A POINT OF COMPOUND CURVATURE WITH A CURVE, HAVING A RADIUS OF 835.00 FEET AND A CENTRAL ANGLE OF 0024'40"; (3) NORTHERLY ALONG THE ARC OF SAID CURVE TO THE RIGHT, A DISTANCE OF 5.99 FEET, SAID ARC SUBTENDED BY A CHORD WHICH BEARS N.0946'55"W., A DISTANCE OF 5.99 FEET TO A POINT ON THE SOUTH LINE OF THE
PLAT OF DUNEDIN INDUSTRIAL PARK, AS RECORDED IN PLAT BOOK 64, PAGE 76, PUBLIC RECORDS OF PINELLAS COUNTY FLORIDA; THENCE ALONG THE SOUTHERLY AND EASTERLY LINES OF SAID PLAT THE FOLLOWING TWO (2) COURSES: (1) S.8955'13"E., AT DISTANCE OF 6.87 FEET; (2) N.0004'47"W., A DISTANCE OF 135.00 FEET; THENCE S.8955'13"E., A DISTANCE OF 568.72 FEET; THENCE N.0004'47"E., A DISTANCE OF
10.00 FEET; THENCE S.3656'12"E., A DISTANCE OF 70.43 FEET TO A POINT OF INTERSECTION WITH A CURVE, HAVING A RADIUS OF 47.75 FEET AND A CENTRAL ANGLE OF 3812'45"; THENCE EASTERLY ALONG THE ARC OF SAID CURVE TO THE LEFT, A DISTANCE OF 31.85 FEET, SAID ARC SUBTENDED BY A CHORD WHICH BEARS N.7738'34"E., A DISTANCE OF 31.26 FEET; THENCE N.5832'12"E., A DISTANCE OF
121.19 FEET TO THE BEGINNING OF A CURVE, HAVING A RADIUS OF 187.16 FEET AND A CENTRAL ANGLE OF 0352'08"; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE
TO THE RIGHT, A DISTANCE OF 12.64 FEET, SAID ARC SUBTENDED BY A CHORD WHICH BEARS N.6028'16"E., A DISTANCE OF 12.64 FEET TO THE POINT OF BEGINNING; CONTAINING 7.239 ACRES, MORE OR LESS.

EXHIBIT NUMBER 10.61

SPECTRUM

                    ENVIRONMENTAL INDEMNITY

THIS ENVIRONMENTAL INDEMNITY is made as of this 1st day of July, 1997, by ROBERT M. REED, II, having an address c/o Miller Anderson, Sherrod, One Tower Bridge, West Conshohocken, PA 19428, THOMAS E. BEACH, having an address c/o Miller, Anderson, Sherrod, One Tower Bridge, West Conshohocken, PA 19428, and
 DAVID R. ATKINSON, having an address at 31-D Hulfish Street, Princeton, New Jersey 08542 (Robert M. Reed, II, Thomas E. Beach and David R. Atkinson are collectively referred to herein as the "Indemnitors") to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation having an office at 730 Third Avenue, New York, New York 30017 ("Lender").

                     Preliminarv Statement

 34. ABR SPECTRUM, LTD. is the owner of the real property located in Orange County, Florida more particularly described in EXHIBIT A attached hereto (that real property, together with any additional real property hereafter encumbered by the lien of the Mortgage (defined below), and all improvements now or hereafter located thereon and all rights and interests of Borrower therein, being hereinafter collectively called the "Premises");

     35. Lender is about to make a loan in the amount of $10,850,000.00 (the principal, interest and all other sums due and owing under the loan being hereinafter collectively called the "Loan"), which Loan shall be evidenced by a note by Borrower and ABR PLYMOUTH PLAZA, LTD. ("Co"Borrower") to Lender (together with all modifications, increases, and supplements thereof, being collectively called the "Note") and secured by, among other things that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement made by Borrower and Co Borrower to Lender (together with all modifications, consolidations, increases, supplements, and spreaders thereof, being collectively called the "Mortgage") which will encumber the Premises;

     36. As a condition to making the Loan, Lender requires the Indemnitors to provide certain indemnities;

     37. To induce Lender to make the Loan and in consideration thereof, Indemnitors have agreed to provide those indemnities;

  38. Robert M. Reed, II, Thomas E. Beach and David R. Atkinson are the sole partners of Borrower and thus will derive substantial benefit from the Loan.

NOW THEREFORE, in consideration of the matters described hereinabove and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitors, jointly and severally, agree as follows:

     1.   For purposes of this Agreement:

     1.   "Borrower" is defined in the Preliminary Statement

     2. "Environmental Laws" shall mean any and all present and future laws, statutes, ordinances, rules, regulations, orders, and determinations of any governmental authority, pertaining to health, hazardous substances, natural resources, conservation, wildlife, pollution or the environment, including, without limitation, the Comprehensive Environmental Response. Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, and as the same be further amended (hereinafter collectively called "CERCLA").

     3.   "Environmental Problem" shall mean any of the following:

  (a) the presence, suspected presence, or alleged presence of any Hazardous Substance on, in, under, or above all or any portion of the Premises or any surrounding areas; or

     (b) the release; suspected release, or threatened release, or alleged release of any Hazardous Substance from or onto the Premises;

     (c) the violation, suspected violation, alleged violation, or threatened violation of any Environmental Law with respect to the Premises;

  (d) the failure, suspected failure, alleged failure, or threatened failure to obtain or to abide by the terms or conditions of any permit or approval required under any Environmental Law with respect to the Premises.

A condition described above shall be deemed to be an Environmental Problem regardless of whether or not any federal, state, or local governmental authority or agency has taken any action in-connection,with the condition.

     (d) "Environmental Report" shall mean a report prepared by a person or entity with expertise in identifying and analyzing Environmental Problems that reports or describes, based on an assessment performed by or on behalf of that person or entity, Environmental Problems that are or may be in existence with respect to the Premises.

     (e) "Hazardous Substance" shall mean any substance that is defined or listed as a hazardous, toxic, or dangerous substance under any present or future Environmental Law or that is otherwise regulated or prohibited or subject too investigation or remediation under any present or future Environmental Law because of its hazardous, toxic, or dangerous properties, including, without limitation, (i) any substance that is a "hazardous substance" under CERCLA, and (ii) petroleum, natural gas, natural gas liquids, liquefied natural gas, and synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas).

     (f)  "Indemnified Expenses" is defined in Paragraphs 2A.  and B. below.

     (g)  "Loan" is defined in the Preliminary Statement hereof.

     (h) "Loan Documents" shall mean the documents pertaining to the Loan, including, without limitation, the Note, the Mortgage, and all other instruments and documents evidencing or securing the Loan.

     (a)  "Mortgage" is defined in the Preliminary Statement hereof.

     (x)  "Note" is defined in the Preliminary Statement hereof.

     (xi) "Premises" is defined in the Preliminary Statement hereof.

     (b)  A.   Indemnitors shall, at their sole cost and expense,  indemnify, defend (with counsel approved by Lender), protect, and hold harmless Lender and Lender's officers, trustees, directors, shareholders, employees, and agents against and from any and all damages, losses, liabilities, obligations, penalties, claims, sums paid in settlement of claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements, fines, encumbrances, liens and expenses of any kind or of any nature whatsoever (collectively, the "Indemnified Expenses") that may at any time (including, without limitation, after the repayment of the Loan or after foreclosure of the Mortgage, exercise of power of sale under the Mortgage, or conveyance of the Premises in lieu of foreclosure) be imposed upon, incurred by, or asserted or awarded against, Lender or any such officers, trustees, directors, shareholders, employees, or agents and that arise directly or indirectly from or out of any Environmental Problem, regardless of whether that Environmental Problem arises before or after the date hereof or before or after any repayment of the Loan or any conveyance of the Premises by foreclosure of the Mortgage, exercise of power of sale under the Mortgage, or conveyance in lieu of foreclosure, regardless of whether or not that Environmental Problem is the fault of Borrower, Indemnitors, or any other person or entity, and regardless of whether or not the Environmental Problem was disclosed in any Environmental Report performed for, or on behalf of, Lender in connection with the Loan or whether or not Lender has actual constructive knowledge of the Environmental Problem from any other source.

     (b) Indemnified Expenses shall include, without limitation, all of the following: (i) costs incurred in the removal of Hazardous Substances, costs incurred in investigation, monitoring, clean-up, and containment 'of Hazardous Substances, costs incurred to mitigate damages, closure costs and costs incurred for remediation and restoration and other response costs; (ii) costs incurred to cure any violations of Environmental Laws; (iii) damages for personal injury or death, property loss, or other loss; (iv) civil and criminal fines and penalties; (v) costs incurred to remove any liens imposed by law in favor of the federal or any state or local government or governmental agency or authority in connection with an Environmental Problem; (vi) reasonable attorneys', accountants', consultants', and experts' fees and disbursements, administrative costs, and other reasonable out-of-pocket expenses (including any such fees, disbursements, costs and expenses incurred as a result of groundless, false or fraudulent claims or proceedings); (vii) diminution in the market value of the Premises; (viii) damages for injury to, destruction of, or loss of, natural resources; (ix) sums paid to tenants and other third parties (or offset against rents or other sums payable by such tenants and other third parties) for indemnification pursuant to leases or other agreements wherein such tenants or other third parties are entitled to indemnification or payment on account of Environmental Problems or pursuant to statutory or common law; (x) consequential damages; (xi) sums paid and any other liability to the federal government, any state or local government, any federal, state, or local governmental authority, or any other person or entity for any costs described above;
     (xii) sums paid in satisfaction of judgments; (xiii) settlement costs; and (xiv) all other costs and expenses of any kind or nature.

     (c) Without limiting. Indemnitors obligations hereunder, in the event of any Environmental Problem, Lender may, in Lender's sole discretion: (i) by notice to Indemnitors, obligate Indemnitors to take appropriate action to correct or ameliorate the Environmental Problem, in which event Indemnitors shall take such action at Indemnitors' sole expense;
     (ii) itself take appropriate action to correct or ameliorate the Environmental Problem, to the extent permitted under the Loan Documents and under the law, in which event Indemnitors shall cooperate with Lender and shall indemnify Lender for the costs incurred in taking such action in accordance with this Indemnity; and/or (iii) exercise any other rights or remedies that Lender may have; but Lender shall have no obligation to do any of the foregoing.

 (d) Lender shall have the options described above whether or not action to correct or ameliorate the Environmental Problem is ordered by any Court, governmental authority, or other person or entity. If the Premises are conveyed by foreclosure of the Mortgage, exercise of power of the sale under the Mortgage, or conveyance in lieu of foreclosure, then the indemnity provided for under this instrument shall not apply to any Environmental Problem that arises solely after and not on or before the date of the conveyance unless the Environmental Problem results in whole or in part from acts or omissions by Indemnitors or Borrower or from acts or omissions prior -to the date of the conveyance by any other person or entity. The indemnity provided for under this instrument shall, however, apply to Indemnified Expenses incurred after the date of the conveyance that arise from any Environmental Problem in existence on or before the date of the conveyance or any Environmental Problem otherwise not: excluded from coverage under the immediately preceding sentence, even if that Environmental Problem is not discovered until after the date of the conveyance. For purposes of this subsection D, a condition in existence on or before the date of the conveyance shall be deemed to be an Environmental Problem on or before that date even if the condition becomes an Environmental Problem as a result of a change in Environmental Laws that becomes effective after that date. Indemnitors shall have the burden of proving that any Environmental Problem arises after the date of conveyance, and if Indemnitors are unable to satisfy that burden of proof, then Indemnitors, obligations hereunder with respect to that Environmental Problem shall be effective and shall not be diminished or reduced.

     (c) The obligations of Indemnitors hereunder are independent of the obligations of Borrower under the Loan Documents. A separate action or actions may be brought and prosecuted against Indemnitors hereunder, whether or not an action is brought against Borrower under the Loan Documents and whether or not Borrower is joined in any action against Indemnitors.

 (d) This Environmental Indemnification Is -given -solely -to protect Lender and not as additional. security for, or as a means of repayment of, the Loan and is entirely independent of the Loan, and shall not be measured or affected by any amounts at any time owing under the Loan Documents, the sufficiency or insufficiency of any collateral (including, without limitation, the Premises) given to Lender to secure repayment of the Loan, or the consideration given by Lender or any other party in order to acquire the Premises or any portion thereof. None of the obligations of Indemnitors shall be in any way secured by the lien of the Mortgage or any other Loan Document.

 (e) Indemnitors' obligations hereunder shall survive repayment of the Loan and shall survive any conveyance of the Premises (including, without limitation, any conveyance by foreclosure of the Mortgage, exercise of power of sale under the Mortgage, or conveyance of the Premises in lieu of foreclosure).

  (f) This instrument shall bind the successors of Indemnitors and inure to the benefit of the successors and assigns of Lender (including, without limitation, any participants of Lender with respect to the Loan).

 (g) The obligations of Indemnitors under this instrument are not limited or impaired by any provisions in the Loan Documents exculpating Borrower or Borrower's partners from personal liability thereunder or limiting Lender's recourse against Borrower or Borrower's partners.

 (h) The obligations of Indemnitors under this instrument are not limited or impaired by the accuracy or inaccuracy of the representations and warranties made by Borrower under the Loan Documents.

     (i) Lender shall at all times be free to inspect the Premises and to perform such other investigations and tests as Lender deems necessary in connection with this Environmental Indemnity, but Lender shall not be obligated to do so.

  (j) Indemnitors' obligations hereunder shall apply to and include claims or actions brought by or on behalf of employees of Borrower and Indemnitors, and Indemnitors waive any immunity to which Indemnitors may otherwise be entitled under any industrial or worker's compensation laws.

     (k) If Indemnitors fail to indemnify Lender as provided herein, Lender shall be subrogated to any rights Indemnitors may have against third parties relating to the matters covered by this instrument.

  (l) The -rights -of -Lender under this Indemnity shall be in addition to any other rights and remedies of Lender against Indemnitors under any other document or instrument now or hereafter executed by Indemnitors, or at law or in equity (including, without limitation, any right of reimbursement or contribution pursuant to CERCLA) , and shall not in any way be deemed a waiver of any of such rights.

     (m) Indemnitors may settle any action or proceeding covered hereby only with Lender's prior written consent.

     (n) Any defense of Lender by Indemnitors hereunder shall be conducted by attorneys satisfactory to Lender. If Lender determines that the interests of Lender and Indemnitors in any action or proceeding conflict in such a manner and to such an extent as to require, consistent with applicable standards of professional responsibility, the retention separate counsel for Lender and Indemnitors, then Lender may retain Lender's own counsel at Indemnitors' expense.

     (o) Indemnitors shall pay to Lender, immediately upon demand therefor, interest (at the rate of thirteen and forty-six hundredths percent (13.46%) per annum) on any payment due from Indemnitors to Lender hereunder from the date that such 1,ayment is demanded by Lender to and including the date of payment.

     (p) Indemnitors shall pay Lender's attorneys' fees (including attorneys' fees for trial, appellate, bankruptcy and administrative proceedings, fees for paralegals and legal assistants and other fees and expenses charged or incurred by Lender's attorneys) and all other costs and expenses incurred by Lender in the enforcement of this instrument or the collection of any sums due under this instrument.

     (q) Indemnitors shall, at Lender's request from time to time, provide Lender with copies of any general liability, environmental impairment and other insurance policies held by Indemnitors that may cover any of Indemnitors' obligations hereunder. Without limiting in any manner Indemnitors' obligations hereunder or Lender's remedies hereunder, Indemnitors shall, at Lender's request, diligently pursue any claims under such policies for sums payable to Lender hereunder and, if permitted under such policies, assign any such claims to the extent. of such sums to Lender.

  (r) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA (WITHOUT GIVING
     EFFECT TO THAT STATE'S PRINCIPLES OF CONFLICTS OF LAW). EACH INDEMNITOR IRREVOCABLY SUBMITS TO THE NON EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT -OF-OR-RELATING TO THIS INSTRUMENT, AND EACH INDEMNITOR AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF
     SERVICE OR PROCESS PROVIDED FOR UNDER APPLICABLE LAW. ALL SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING IN ANY STATE COURT OR FEDERAL COURT SITTING IN THAT STATE MAY BE MADE BY CERTIFIED OR REGISTERED
     MAIL,  RETURN RECEIPT REQUESTED, DIRECTED TO INDEMNITORS AT THE
     ADDRESSES  INDICATED IN PARAGRAPH 19 HEREOF FOR THE GIVING OF ANY
     NOTICE, THE UNDERSIGNED HEREBY WAIVING PERSONAL SERVICE THEREOF. SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

  (s) Any notice, request, demand, consent, approval, or other communication under this instrument (collectively, "Notice") shall be in writing,.signed by the party giving such Notice and shall be sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the party for whom it is intended at its address as follows (as that address may be changed as hereinafter provided):

If to Indemnitors:
Robert M. Reed, II
c/o Miller, Anderson, Sherrod  One Tower Bridge
West Conshohocken, PA 19428

Thomas E. Beach
c/o Miller, Anderson, Sherrod  One Tower Bridge
West Conshohocken, PA 19428

David R. Atkinson
31-D Hulfish Street
Princeton, NJ 08542

with courtesy copy to:
Leo L. Salvatori ,Esq.
Quarles & Brady
Barnett Center, Suite 300
4501 Tamiami Trail North
Naples, Florida 33940

If to Lender:
Teachers Insurance and Annuity  Association of America
730 Third Avenue
New York, NY 10017
Attn: Managing Director  Mortgage and Real Estate Division
M-0004273

Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, NY 10017
Attn: Vice President and Chief Counsel  Mortgage and Real Estate Law
M-0004273

Notice shall be deemed given on the third day after the same is deposited in an official United States post office. Any party may from time to time, by Notice to the other party given as above set forth, change its address for purposes of receipt of any such Notice.

  (t) Each Indemnitor represents to Lender that such Indemnitor is unaware of any Environmental Problem. Indemnitors shall promptly notify Lender in writing of any Environmental Problem of which Indemnitors become aware.

     (u) If there is more than one Indemnitor: (i) the obligations of each Indemnitor are joint, and several; (ii) a release of any one or more Indemnitor or any limitation of this Agreement in favor of or for the benefit of one or more Indemnitors shall not in any way be deemed a release of or limitation in favor of or for the benefit of any other Indemnitor; (iii) the unenforceability for any reason of this instrument against one or more Indemnitors shall not affect or impair the obligations hereunder of any remaining Indemnitors; and (iv) a separate action hereunder may be brought and prosecuted against one or more Indemnitors. An Indemnitor shall have no right of contribution (including, without limitation, any right of contribution under CERCLA) or subrogation against any other Indemnitor hereunder unless and until all obligations of such Indemnitor have been satisfied. To the extent that any waiver of an Indemnitor's rights of subrogation and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, then those rights of subrogation or contribution shall in any event be junior and subordinate to the rights of Lender against any Indemnitor hereunder.

     (v)  Indemnitors authorize Lender without notice or demand and  without
     affecting Indemnitors' liability hereunder from time to  time to:     (a)
     change any of the terms of the Loan Documents; (b) take and hold additional security for the payment of the indebtedness evidenced by the Note and the other amounts payable under the Loan Documents, and exchange, enforce, waive and release any such security; (c) release from the lien of the Mortgage all or part of the Premises; (d) apply the Premises and direct the order of manner of sale thereof as Lender in its discretion may determine; or (e) release Borrower from performance or observance of any of the agreements contained in the Loan Documents. Indemnitors' ability hereunder shall also not be affected by any such change, release, or application that arises by operation of law.

     (w)  Indemnitors waive

 1) Presentment, demand, protest, notice of protest, notice of dishonor and notice of non-payment, non-performance or non-observance, and notice of acceptance of this instrument.

  2) The right, if any, to the benefit of, or to direct the application of, any security held by Lender, including the Premises; and, until all of the indebtedness evidenced by the Note has been paid in full, all rights of subrogation, any right to enforce any remedy which Lender now has or hereafter may have against Borrower, and any right to participate in any security now or hereafter held by Lender;

     3) The right to require Lender to proceed against Borrower or to proceed against any security now or hereafter held by Lender or to pursue any other remedy in Lender's power;

     4) The benefits, if Indemnitors are entitled to any benefits, of any or all anti-deficiency statutes or single-action legislation;

     5) Any defense arising out of the absence, impairment, or loss of any right of reimbursement or subrogation or other right or remedy of Indemnitors against Borrower or against any security resulting from the exercise of election of any remedies by Lender, including a judicial foreclosure or the exercise of the power of sale under the Mortgage, and any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation, from any cause, of the liability of Borrower;

  6) The benefit of or right to assert any statute of limitations affecting Indemnitors lability hereunder or the enforcement thereof to the extent permitted by law;

     7)   Any homestead exemption rights;

     8) Any right to deferral or modification of Indemnitors' obligations hereunder by reason of any bankruptcy, reorganization, arrangement, moratorium, or other debtor relief proceeding regarding Indemnitors;

   (1) Any defense arising out of any bankruptcy, reorganization, arrangement, -moratorium, -or other debtor relief proceeding regarding Borrower, or the death of Borrower; and law.

     (10) Any other rights and remedies afforded by applicable law.

  (X) Subject to paragraph 6 hereof, the terms of this Indemnity are for the sole and exclusive protection and use of Lender. Subject to paragraph 6 hereof, no party shall be a third-party beneficiary hereunder, and no provision hereof shall operate or inure to the use and benefit of a third party.

 (Y) Indemnitors expressly hereby waive all rights to a trial by jury in any action, counterclaim or proceeding based upon, or related to, the subject matter of this Indemnity. This waiver applies to all claims against all parties to such actions and proceedings, including parties who are not parties to this Indemnity. This waiver is knowingly, intentionally, and voluntarily made by Indemnitors and Indemnitors expressly acknowledge that neither Lender nor any person acting on behalf of Lender has made any representations of fact to induce this waiver of trial by jury or in any way to modify or nullify its effect. Indemnitors further acknowledge that Indemnitors have been represented (or have had the opportunity to be represented) in the signing of this Indemnity and in the making of this waiver by independent legal counsel, selected of Indemnitors' own free will, and that Indemnitors have had the opportunity to discuss this waiver with counsel. Indemnitors further acknowledge that Indemnitors have read and understand the meaning and ramifications of this Indemnity and, specifically, this waiver provision.

     (Z) (a) Notwithstanding any other provision of this Indemnity to the contrary, Indemnitors hereby waive any claim or other rights which Indemnitors may now nave or hereafter acquire against Borrower or any other guarantor of all or any of the Loan that arise from the existence or performance of Indemnitors' obligations under this Indemnity (all such claims and rights are referred to as Indemnitors' "Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, and any right to participate in any claim or remedy of Lender against Borrower or any collateral which Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to any Indemnitor hereunder on account of any such 'Indemnitor'-s Conditional -Rights and either (i) such amount is paid to such Indemnitor at any time when the Loan shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to such Indemnitor, any payment made by Borrower to Lender is at any time determined to be a Preferential Payment (as hereinafter defined), then such amount paid to such Indemnitor shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied upon the Loan, whether matured or unmatured, in such order as Lender, in its sole and absolute discretion, shall determine. As used herein, the term "Preferential Payment" shall mean any payment all or any part of which is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Lender or paid over to a trustee, receiver or any other entity, whether pursuant to any bankruptcy act or otherwise

     (B) To the extent that any of the provisions of subparagraph (a) of this Section shall not be enforceable, each Indemnitor agrees that until such time as the Loan has been paid and performed in full and the period of time has expired during which any payment made by Borrower or such Indemnitor to Lender may be determined to be a Preferential
     Payment, (i) such Indemnitor's Conditional Rights shall be subordinate to Lender's right to full payment and performance of the Loan, and (ii) such Indemnitor shall not enforce such Indemnitor's Conditional Rights.

     (AA) Any indebtedness of Borrower now or hereafter owed to or held by any Indemnitor is hereby subordinated to the indebtedness of Borrower to Lender; and such indebtedness of Borrower to any Indemnitor shall if Lender so requests, be collected, enforced and received by such Indemnitor as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of such Indemnitor under the other provisions of this Indemnity.

 (BB) If Borrower pays any sum otherwise payable by Indemnitors hereunder and if such sum must be repaid to Borrower pursuant to any bankruptcy or insolvency law, then Indemnitors' obligation to pay such sum hereunder shall not be diminished and shall continue in full force and effect.

     (CC) Lender shall have no duty to disclose or report to any Indemnitor any information now or hereafter known to Lender regarding the Premises or the Borrower including, without limitation, information regarding any Environmental Problem or circumstances that could result in an Environmental Problem.

     (DD) Any married person who signs this instrument expressly agrees that recourse may be had against his or her separate property for all of his or her obligations or liabilities under this instrument.

  (EE) If any term of this Indemnity or any application of any such term shall be invalid, illegal, or unenforceable, the remainder of this indemnity and any other application of such term shall remain effective.

  (FF) No delay in exercising any right or power hereunder shall operate as a waiver, and no waiver of any right or power or consent by Lender shall be valid unless in writing. The failure of Lender to insist upon strict compliance with any of the terms of this Indemnity shall not be considered to be a waiver of any such terms, nor shall it prevent
     Lender from insisting upon strict compliance with this Indemnity at any time hereafter

     (GG) No provision of this Indemnity may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought.

IN WITNESS WHEREOF, Indemnitors have caused this instrument to be executed as of the date first written above.

  (FF) No delay in exercising any right or power hereunder shall operate as a waiver, and no waiver of any right or power or consent by Lender shall be valid unless in writing. The failure of Lender to insist upon strict compliance with any of the terms of this indemnity shall not be considered to be a waiver of any such terms, nor shall it prevent
     Lender from insisting upon strict compliance with this Indemnity at any time hereafter

     (GG) No provision of this Indemnity may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought.

IN WITNESS WHEREOF; Indemnitors have caused this instrument to be executed as of the date first written above

Indemnitors:

  32. No delay in exercising any right or power hereunder shall operate as a waiver, and no waiver of any right or power or consent by Lender shall be valid unless in writing. The failure of Lender to insist upon strict compliance with any of the terms of this Indemnity shall not be considered to be a waiver of any such terms, nor shall it prevent
     Lender from insisting upon strict compliance with this Indemnity at any time hereafter -

     33. No provision of this Indemnity may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge; or termination is sought.

IN WITNESS WHEREOF, Indemnitors have caused this instrument to be executed as of the date first written above

Indemnitors

ROBERT M. REED, II

DESCRIPTION.: PLYMOUTH PLAZA
EXHIBIT A

A PARCEL OF LAND LYING WITHIN SECTION 30,    TOWNSHIP 28 SOUTH.  RANGE  16.
EAST PINELLAS COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT CENTER OF SAID SECTION 30; THENCE S.0012'15"E., ALONG THE CENTERLINE OF U.S. HIGHWAY 19, A DISTANCE OF 50.00 FEET; THENCE N.8955'13"W., A DISTANCE OF 100.00 FEET; THENCE S.0012'15"E., A DISTANCE OF 150.94 FEET TO THE BEGINNING OF A CURVE, HAVING A RADIUS OF 2964.93 FEET AND A CENTRAL ANGEL OF 2150'27"; THENCE SOUTHERLY ALONG THE ARC OF SAID CURVE TO THE LEFT, A DISTANCE OF 1130.21 FEET, SAID ARC SUBTENDED BY A CHORD WHICH BEARS S.1101'28"E., A DISTANCE OF 1123.38 FEET; THENCE S.6737'20"W., A DISTANCE OF
26.56 FEET TO THE BEGINNING OF A CURVE, HAVING A RADIUS OF 187.16 FEET AND A CENTRAL ANGLE OF 0513'00"; THENCE WESTERLY ALONG THE ARC OF SAID CURVE TO THE LEFT, A DISTANCE OF 17.04 FEET, SAID ARC SUBTENDED BY A CHORD WHICH BEARS S.6500'50"W., A DISTANCE OF 17.03 FEET FOR A POINT OF BEGINNING ON THE EXISTING WESTERLY RIGHT OF WAY LINE OF SAID U.S. HIGHWAY 19; SAID POINT BEING THE POINT OF INTERSECTION WITH A CURVE, HAVING A RADIUS OF 3285.22 FEET AND A CENTRAL ANGLE OF 0440'20"; THENCE SOUTHEASTERLY ALONG SAID WESTERLY RIGHT OF WAY LINE ALONG THE ARC OF SAID CURVE TO THE LEFT, A DISTANCE OF 267.90 FEET, SAID ARC SUBTENDED BY A CHORD WHICH BEARS S.2456'19"E., A DISTANCE OF 267.82 FEET; THENCE S.5351'32"W., A DISTANCE OF50.47 FEET; THENCE N.3608'28"W.,
FEET; THENCE S.5351'32"W., A DISTANCE OF 229.00 FEET; THENCE N.3608'28"W., A DISTANCE OF 18.50 FEET; THENCE S.5351'32"W., A DISTANCE OF 201.65 FEET;
THENCE N.3608'28"W., A DISTANCE OF 160.00 FEET; THENCE S.5351'32"W., A DISTANCE OF 210.82 FEET TO THE EASTERLY RIGHT OF WAY LINE OF ENTERPRISE ROAD; THENCE ALONG SAID EASTERLY RIGHT OF WAY THE FOLLOWING THREE (3) COURSES: (1) N.5519'05"W., A DISTANCE OF 307.28 FEET; TO THE BEGINNING OF A CURVE, HAVING
A RADIUS OF 270.00 FEET AND A CENTRAL ANGEL OF 4519'50"; (2) NORTHWESTERLY ALONG THE ARC OF SAID CURVE TO THE RIGHT, A DISTANCE OF 213.62 FEET, SAID ARC SUBTENDED BY A CHORD WHICH BEARS N.3239'10"W., A DISTANCE OF 208.09 FEET TO A POINT OF COMPOUND CURVATURE WITH A CURVE, HAVING A RADIUS OF 835.00 FEET AND A CENTRAL ANGLE OF 0024'40"; (3) NORTHERLY ALONG THE ARC OF SAID CURVE TO THE RIGHT, A DISTANCE OF 5.99 FEET, SAID ARC SUBTENDED BY A CHORD WHICH BEARS N.0946'55"W., A DISTANCE OF 5.99 FEET TO A POINT ON THE SOUTH LINE OF THE
PLAT OF DUNEDIN INDUSTRIAL PARK, AS RECORDED IN PLAT BOOK 64, PAGE 76, PUBLIC RECORDS OF PINELLAS COUNTY FLORIDA; THENCE ALONG THE SOUTHERLY AND EASTERLY LINES OF SAID PLAT THE FOLLOWING TWO (2) COURSES: (1) S.8955'13"E., AT DISTANCE OF 6.87 FEET; (2) N.0004'47"W., A DISTANCE OF 135.00 FEET; THENCE S.8955'13"E., A DISTANCE OF 568.72 FEET; THENCE N.0004'47"E., A DISTANCE OF
10.00 FEET; THENCE S.3656'12"E., A DISTANCE OF 70.43 FEET TO A POINT OF INTERSECTION WITH A CURVE, HAVING A RADIUS OF 47.75 FEET AND A CENTRAL ANGLE OF 3812'45"; THENCE EASTERLY ALONG THE ARC OF SAID CURVE TO THE LEFT, A DISTANCE OF 31.85 FEET, SAID ARC SUBTENDED BY A CHORD WHICH BEARS N.7738'34"E., A DISTANCE OF 31.26 FEET; THENCE N.5832'12"E., A DISTANCE OF
121.19 FEET TO THE BEGINNING OF A CURVE, HAVING A RADIUS OF 187.16 FEET AND A CENTRAL ANGLE OF 0352'08"; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE
TO THE RIGHT, A DISTANCE OF 12.64 FEET, SAID ARC SUBTENDED BY A CHORD WHICH BEARS N.6028'16"E., A DISTANCE OF 12.64 FEET TO THE POINT OF BEGINNING; CONTAINING 7.239 ACRES, MORE OR LESS.

EXHIBIT NUMBER 10.62

IMPOSITION RESERVE AGREEMENT

THIS IMPOSITION RESERVE AGREEMENT (the "Agreement"), dated as of July 1, 1997, by and among ABR SPECTRUM, LTD. and ABR PLYMOUTH PLAZA, LTD., each a Florida limited partnership (collectively, the "Borrower "), having an address at 4102B Quixote Blvd., Tampa, Florida 33613, TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation ("TIAA"), whose address is 730 Third Avenue, New York, New York 10017 and CAREY KRAMER COMPANY- FLORIDA, a Florida corporation (the "Collateral Agent") whose address is 101 East Kennedy Boulevard, Suite 2420, Tampa, Florida 33602.

                          WITNESSETH:

WHEREAS, simultaneously with the execution of this Agreement, the Borrower has executed and delivered to TIAA that certain Renewal Promissory Note in the principal amount of TEN MILLION EIGHT HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($10,850,000.00) (the "Note") and that certain Renewed, Amended and Restated Mortgage, Assignment of Leases, Security Agreement and Fixture Filing Statement (the "Mortgage") (all terms and other capitalized terms used herein without definition are defined in the Note and the Mortgage);

WHEREAS, the Note and the Mortgage provide, among other things, for the execution of an Agreement providing for the establishment of an Imposition Reserve Collateral Account (as defined in Section -6 below) to be established with and implemented by Collateral Agent, as additional security for the Note and the indebtedness secured by the Mortgage; and

WHEREAS, the Borrower, TIAA and Collateral Agent desire to execute this Agreement to establish the Imposition Reserve Collateral Account and the terms and conditions for the implementation of the Imposition Reserve Collateral Account.

 34. Collateral Agent. TIAA hereby appoints and designates Collateral Agent as bailee of the Imposition Reserve Collateral Account for TIAA for the purposes set forth herein. Borrower hereby consents to such appointment and designation, and Collateral Agent hereby accepts such appointment and designation. Collateral Agent shall serve as Accumulations Depositary as that term is defined in the Mortgage.

     35. Deposits into Impositor Reserve Collateral Account and Disbursements therefrom.

     a. Concurrently with the execution and delivery of this Agreement, the Borrower shall establish a reserve (the "Imposition Reserve") to be used for the payment of Impositions (as hereinafter defined), all as approved by TIAA. The Borrower shall establish the Imposition Reserve
     by depositing the sum of  $           into the Imposition Reserve
     Collateral Account concurrently with the execution and delivery of this Agreement.

 b. on or before the first day of each month during the Term until the Loan has been paid in full, the Borrower shall deposit into the Imposit on Reserve Collateral Account the following sums:

     A sum equal to all taxes against the Property or property located on the
     Property, assessments,   water charges and all other impositions
     next due on the Property (all as reasonably estimated by the TIAA)~plus the premiums that will next become due and payable on policies of fire, rental value and other insurance covering the said Property and required under the terms of the Mortgage (all of said taxes, assessments, water charges, other impositions, premiums and any ground rent and additional rental described below being herein referred t lo as the "Impositions"), less all sums previously paid therefor, divided by the number of months to elapse before one month prior to the date when such Impositions and premiums will become delinquent (or in the case of ground rent and additional rent, become due and payable).

     Any default in the payment of any sums due from Borrower to TIAA under this Agreement shall constitute] a default and an event of default under the Note, the Mortgage, and all of the other Loan Documents, provided that Borrower shall be entitled to the same grace period provided in the Note and Mortgage for monetary defaults. Upon the expiration of said grace period without the Borrower's, cure of the default, the whole of the principal sum evidenced by the Note, together with all accrued interest and all other sums secured by the Mortgage, shall immediately become due and payable at the option of TIAA.

     c. All sums mentioned in the preceding subsection 2(b) shall be paid by the Borrower to Collateral Agent each month and shall be held by the Collateral Agent in the Imposition Reserve Collateral Account and such sums shall be distributed by the Collateral Agent as directed by TIAA and shall be applied to the following items in the following order: to the taxes, assessments, water charges, of er public impositions, and fire, rental value and other insurance premiums. TIAA hereby instructs Collateral Agent to pay the Impositions as and when the same become due and payable provided that there are sufficient funds in the Imposition Reserve Collateral Account to pay the same.

TIAA shall have the right to require Collateral Agent to make any such payment notwithstanding that--at that time any such tax, assessment, charge or imposition is then being protested or contested by Borrower, unless, upon not less than forty-five (45) days prior to the due date thereof, Borrower shall have notified TIAA, in writing, of such protest or contest, in which event TIAA shall permit Borrower to make such protest in the manner prescribed by law and TIAA shall instruct Collateral Agent to withhold payment of the contested amount; provided, however, that such contest shall preclude enforcement of collection and the sale of the Property in !satisfaction of such tax, assessment, charge or imposition.
In the event such protest or contest shall or might result in penalty or other charges, Borrower shall likewise deposit monthly',pro rata the amount of any such penalty or additional charge.

In the event of the sale of the said Property, any such funds then on deposit with the Collateral Agent automatically and without the necessity of further notice or written assignment, shall be transferred to and held thereafter for the account of the new owner to be applied in accordance with the foregoing.

     d. Any excess funds accumulated in the Imposition Reserve Collateral Account (including interest) after payment of the items to be paid therefrom shall be credited to the subsequent monthly payment is of the same nature required hereunder; but if any such item shall exceed the estimate therefor, Borrower shall within fifteen (15) days after written notice from TIAA of deficiency make good the deficiency.
     Failure to do so before the delinquency date of such item shall be a default under the Note, the mortgage, this Agreement and the other Loan Documents, and, upon the expiration of the applicable grace period, the whole Of the principal sum evidenced by the Note, together with any and all accrued but unpaid interest thereon and all other sums secured by the Mortgage shall immediately become due a the option of the TIAA. If the Property described herein is sold under foreclosure or is otherwise acquired by TIAA after default, any remaining balance of the accumulations in he Imposition Collateral Agreement shall he credited.
     to the commencement of foreclosure proceedings or as of the date the title to said Property is acquired.

     (c) Application of Funds in Imposition Reserve Collateral Account on a Payment Date. Upon payment in full of the Loan, TIAA shall immediately instruct Collateral Agent to release all funds remaining in the Imposition Reserve Collateral Account to Borrower.

     (d) Security Interest. Borrower hereby grants to TIAA a first priority security nterest in the Imposition Reserve Collateral Account and agrees to take all action necessary to perfect and preserve such security interest in such Imposition Reserve Collateral Account in favor of TIAA. The Borrower shall not encumber or grant a security interest in such Imposition Reserve Collateral Account to any other party without the prior written consent of TIAA. The security interest referred to herein shall secure the Note and the payment and performance of all of the obligations of the Borrower under the Note, the Mortgage, this Agreement land all of the other Loan Documents. The Borrower shall, upon the request of TIAA, execute and deliver to TIAA any instrument that TIAA shall request to further evidence the creation of or to perfect such security interest.

If the Borrower shall default under this Agreement, the Note, the Mortgage or any other Loan Document, after giving effect to any applicablei,grace periods or cure rights, the Borrower hereby irrevocably agrees that TIAA may direct the Collateral Agent to pay and deliver to TIAA all sums in the Imposition Reserve Collateral Account. In addition, TIAA shall have, with respect to the Imposition Reserve Collateral Account, all rights of a.secured party under.the Florida Uniform Commercial Code and other applicable State law, including the right to foreclose the security interest therein created by this Agreement. This security interest shall secure the Loan and the payment and performance of all of Borrower's obligations under the Loan Documents, incl ding without limitation Borrower's obligations under this Agreement. Borrower shall, upon TIAA's request, execute and deliver to TIAA any instrument or instruments that TIAA shall reasonably require in order to further evidence the creation of or to perfect the security interest described above, including without limitation a separate security agreement and/or a separate notification to Collateral Agent(s) (or any succest Collateral Agent(s)),and the depository maintaining the Imposition Reserve Collateral Account of the existence of TIAA's security interest in the Imposition Reserve Collateral Account and an assignment in substantially the same form as Exhibit"A" attached hereto and by this reference made a part hereof. Borrower hereby appoints TTAA as its attorney-in-fact coupled with an interest, and authorizes, directs and empowers such attorney, at the option of such attorney, on behalf of Borrower to execute such security agreements, notifications to Collateral Agent(s) (or any successor Collateral Agent(s)) and the depository maintaining the Imposition Reserve Collateral Account as may be required by TIAA and Collateral Agent.

Expenses of retaking, holding, preparing for sale, selling or the like shall include TIAA's reasonable attorneys' fees and legal expenses, including without limitation those attorneys' fees and legal expenses incurred by TIAA in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceedings involving Borrower which in any way affect the exercise by T AA of its rights and remedies hereunder.

  (e) Reports to TIAA. Within ten (10) days after the end of calendar month, Collateral Agent shall deliver to TIAA and the Borrower a written statement showing all deposits and withdrawals for the Imposition
     Reserve Collateral Account for  such month. In addition, Collateral
     Agent shall, on a monthly basis, provide the Borrower and TIAA with copies of all bank statements received by it which are issued in connection with the Imposition Reserve Collateral Account.

     (f) Investment of kunds; Interest. Collateral Agent will invest the funds delivered to it by Borrower pursuant to the terms hereof (collectively,
     the "Imposition Payments") at            or another commercial bank in
     its sole discretion (the "Bank"). The Bank may not be changed without TIAA's consent which may be withheld by TIAA in its sole discretion.
     The Borrower shall be permitted are made but only United~States Treasury Bills (with such as investments: checking accounts, saving accounts, money market to suggest the type of investment accounts into which deposits maturity dates as TIAA may permit but in no event more than 365 days) and investment acclunts insured by the Federal Deposit
     Insurance Corporation of~the following types shall be permitted accounts, and certificates of deposit with such maturity dates as TIAA may permit (but in 'o event more than 365 days). All of the accounts and investmentsninto which Imposition Payments are deposited are referred to collectively as the "Imposition Reserve Collateral Account". Borrower shall execute such assignments and security agreements and pledges as may be required by TIAA in order to perfect TIAA's security interest in the Reserve Collateral Account. Without limiting the generality of the foregoing, upon TIAA's request, Borrower and Collateral shall execute assignments of investment accounts in substantially the same form as Exhibit "A" attached hereto and by this reference made a part hereof. All interest accruing on the Imposition Reserve Collateral Account shall be deemed to be the income of the Borrower for income tax purposes only, but shall be held int he
     Imposition Reserve Collateral Account in accordance with the terms hereof.

     (g)  Actions and Duties of the Collateral Agent.

  (a) The Borrower shall pay all out-of-pocket expenses and fees of Collateral Agent and the Bank incurred in maintaining and operating the Imposition Collateral Agent and the out-of-pocket expenses and fees directly against the Imposition Reserve Collateral Account, upon written notice to TIAA and the Borrower.

     (b) Unless it has knowledge to the contrary, Collateral Agent may act in reliance upon any Writing or instrument or signature Which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument and may assume that any person purporting to give any writing, notice, advice or instruction in connection with the provisions hereof has been duly authorized so to do.

     (c)  Collateral] Agent's duties under this Agreement  shall be limited to:

     (a) Accepting the Imposition Payments for deposit into the Imposition Reserve Collateral Account;

     (ii) Instructing Bank to invest and reinvest such sums from time to time pursuant to the terms of this Agreement in permitted investments; and

     (C) Managing and promptly releasing funds as provided in and subject and pursuant to the terms of this Agreement.

Collateral Agent shall have no responsibility whatsoever for any of the following:

  (4) Confirming the accuracy or correctness of any disbursement instructions made by TIAA;

     (e) Confirming the accuracy of any direction by TIAA to terminate the Imposition Reserve Collateral Account pursuant to Paragraph 9 of this Agreement; or

  (6) Confirming the accuracy of any direction by TIAA to pay any balance in the Imposition Reserve Collateral Account pursuant to Paragraph 9 of this Agreement.

     (D) Collateral Agent undertakes to perform only such duties as are expressly set forth herein and no implied duties or obligations shall be read into this Agreement against Collateral Agent, provided that Collateral Agent shall use the same standard of care in managing funds as would a prudent funds manager.

     (E) The Borrower hereby agrees to indemnify Collateral Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which it may incur by reason of its acting as Collateral Agent under this Agreement, unless the same arises out of Collateral Agent's breach of this Agreement or its negligence or misconduct in performing its obligations hereunder and, in connection therewith, to indemnify Collateral Agent against any and all reasonable expenses, including attorneys' fees and costs incurred in defending any such action, suit or proceeding or resisting any such claim.

  (F) If the parties hereto shall be in disagreement about the interpretation of this Agreement, or about their rights and obligations hereunder, or the propriety of any action contemplated by Collateral Agent hereunder, any party hereto may, at its discretion, file an action in a Florida court of competent jurisdiction to resolve such disagreement, but in no event shall Collateral Agent have the right to interplead funds in the Imposition Reserve Collateral Account and instead shall retain possession thereof as bailee for TIAA until such dispute is settled or judgment rendered by a court of competent jurisdiction. Subject t
     Section 7(e), Collateral Agent shall be indemnified by the Borrower for all reasonable costs, including attorneys' fees, in connection with any such action, and shall be fully protected in suspending all or a part of its activities under this Agreement until a final judgment in the action is received.

     (G) Collateral Agent shall not be liable for any mistake of fact or error of judgment or for any acts or omissions of any kind unless cause by the misconduct or negligence of Collateral Agent or Collateral Agent's breach of this Agreement. Collateral Agent shall not be deemed to be in violation of this Agreement if it is complying with a court order, including an attachment, garnishment or levy.

     (H) Collateral Agent may resign upon thirty (30) days prior written notice to the parties to this Agreement. If a successor collateral agent is not appointed within a thirty (30) day period following such written notice, Collateral Agent may petition a Florida court of competent jurisdiction to name a successor. The costs of such action shall be paid by the Borrower and shall be subject to the provisions of Paragraph
     7(e)  hereof.

 (A) The Borrower and Collateral Agent acknowledge that the Collateral Agent is acting as bailee of the Imposition Reserve Collateral Account for TIAA in order to perfect TIAA's possessory security interest in the Imposition Reserve Collateral Account. Collateral Agent shall have no claim against the Imposition Reserve Collateral Account and relinquishes any right or claim it may have against any Imposition Reserve Collateral Account, other than for the fee and expense reimbursement payable to Collateral Agent as prlbvided in Section 7(a) of this Agreement. Collateral Agent hereby irrevocably, and unconditionally waives and agrees not to exercise any rights now or hereafter granted under any agreement with the Borrower, under applicable law or otherwise to set off and/or to appropriate and apply all or any portion of the funds held in or deposited into the Imposition Reserve Collateral Account on account of any indebtedness, liabilitieslor other obligations owed to Collateral Agent (other than liabilities owed to Collateral Agent under Section 7(a) of this Agreement).

     (H) Discharge of Collateral Agent. TIAA may at any time and from time to time terminate Collateral Agent's responsibili ties and substitute a new collateral agent hereunder. The new collateral agent shall belsubject to the Borrower's approval, which approval will not be unreasonably withheld or delayed. Within ten (10) days after notification from TIAA in writing that a new collateral agent has been substituted for it, Collateral Agent shall, after paying any outstanding fees and expenses of Collateral Agent incurred in maintaining and operating the Imposition Reserve Collateral Account and reimbursable under Section 7(a), transfer over to the new Collateral Agent all of the funds in the Imposition Reserve Collateral Account and, upon the transfer to the new Collateral Agent, shall be relieved of any duties hereunder arising thereafter except for the obligation to give the reports required hereunder with respect to any prior or current periods.
     Contemporaneously with such transfer, Collateral Agent shall deliver to TIAA and the Borrower a report showing the amount transferred.

     (I) Termination of Agreement. This Agreement shall terminate when TIAA provides Collateral Agent with written notification that the indebtedness and obligations evidenced and secured by the Note and the Mortgage, have been satisfied in full (which notification shall be given by TIAA following such satisfaction), at which time Collateral Agent shall, after paying any outstanding fees and expenses of Collateral Agent incurred in maintaining and operating the Imposition Reserve Collateral Account and reimbursable under Section 7(a), transfer any remaining funds in the Imposition Reserve Collateral Accounts to the Borrower. Notwithstanding the aforesaid to the contrary, if TIAA shall at any time notify Collateral Agent or the Borrower that the Borrower has de aulted under the Note, the Mortgage or any other Loan Document, then, upon the expiration of the applicable grace period, the then remaining balance in the Imposition Reserve Collateral Account, after payment of all fees and expenses of Collateral Agent incurred in maintaining and operating the ImpositionlReserve Collateral Account, shall be disbursed forthwith by Collateral Agent to TIAA, and TIAA shall credit same to any of the indebtedness evidenced and secured by such documents, in such order and priority as TIAA in its sole judgment may deem appropriate.

     (J) Notices. All notices and communications hereunder shall be in writing and hall be deemed to be duly given if sent by registered or certified mail, return receipt requested, postage prepaid, or via Federal Express, to the addresses set forth in the preamble of;this Agreement. In addition, financial reports, bank statements, projections and disbursement instructions may be delivered by regular mail. The name or place to which notice must be given may be changed by thirty (30) days, prior written notice thereof.

Collateral Agent:   Carey Kramer Company-North Florida

TIAA:     Teachers Insurance and Annuity  Association of America
730 Third Avenue
New York, New York 10017
Attention: Director of Special  Loans
RE FL

Borrower: ABR Spectrum, Ltd.
ABR Plymouth Plaza, Ltd.  4102B Quixote Blvd.
Tampa, Florida 33613
Attention: Robert M. Reed, II

     (K)  Miscellaneous.

 1. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and upon their respective successors and assigns. This Agreement is made solely for the benefit of the Borrower, Collateral Agent and TIAA and shall not create or confer rights, benefits or privileges upon any other person.

  2. This Agreement shall be construed, enforced and interpreted under the laws of the State of Florida, without regard to principles of conflict of laws.

     3. In the event of any litigation hereunder or arising out of the Imposition Reserve contemplated by this Agreement, between the Borrower on the one side and Collateral Agent and/or TIAA on the ether, subject to Section 7, the substantially prevailing arty or parties shall be entitled to its reasonable attorneys' fees and other costs incurred in such litigation.

     4. A failure to make a demand upon or give a notice immediately upon having the right to do so will not be deemed a waiver. A right to make a demand or give a notice will be continuing and may be made at any time.

  5. This Agreement may only be amended in writing by an agreement executed by 411 of the parties hereto.

     6. If any provision of this Agreement is held to be invalid, void or unenforceable, the remaining provisions will not be affected or impaired and the remaining provisions will remain in full force and effect.

     7. The headings used herein are for convenience only and are not to be used in interpreting this Agreement.

 8. This Agreement may be executed in one or more counterparts and/or with counterpart signature pages, each of which shall constitute one and the same agreement. This Agreement may also be executed by facsimile signatures.

     (i) This Agreement may be executed in cne or more counterparts and/or withlcounterpart signature pages, each of which shall constitute one and the same agreement. This Agreement may also be executed by facsimile signatures.

IN WITNESS WHEREOF; the parties hereto have executed this Agreement on the day andlyear first above written.

ABR SPECTRUM, LTD., a Florida limited partnership
Robert M. Reed, II
as Managing General Partner
ABR PLYMOUTH PLAZA, LTD., a Florida  limited partner

Robert M. Reed, II
as Managing General Partner
TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation

By:
CAREY KRAMER COMPANY-SOUTH FLORIDA, a Florida corporation
Name:
Title:

FORM OF DEPOSIT ASSIGNMENT

For value received, ABR SPECTRUM, LTD., ABR PLYMOUTH PLAZA, LTD. and CAREY KRAMER COMPANY-I,SOUTH FLORIDA (collectively, "Assignor") hereby assign, transfer and set over unto TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Assignee") all of Assignor's right, title and interest in and to:

Account Numbers maintained at maintained in ("Depository"), together with all moneys due and to become due thereon, including principal and interest or dividends.

This assignment includes any substitutions, renewals, and additions to the above-described account and certificate.

This assignment is made as security for any and all obligations of ABR SPECTRUM, LTD., ABR PYMOUTH PLAZA, LTD. in favor of Assignee, including, but not limit d to, obligations arising in connection with that certain loan f om Assignee to ABR SPECTRUM, LTD., ABR PLYMOUTH PLAZA, LTD. e idenced by that certain Consolidation Promissory Note dated as f , 1997 and that certain Modification and Restatement of Mortgage, dated as of 1997 and any other documents executed in connection therewith (collectively, the "Obligations").

This assignment shall continue in effect until Assignee notifies Depository in writing of the release of this assignment.

Assignee is hereby author] any amounts representing in accordance with the t Agreement between Assigno 1997. Depository is dir fide claim to Assignee up to the obligations or the entitlement of Assignee to charge against the above account any sums representing such Obligations, and such payment shall constitute an acquittance of Depository with respect to such payment. Depository shall not pay any portion of the balance or interest ther on to ABR SPECTRUM, LTD., ABR PLYMOUTH PLAZA, - LTD.-; however, Depository may-pay such portions of the balance and interest thereon until authorized to charge against the above account bligations owed by Assignor to Assignee rms of
that certain Imposition Reserve and Assignee dated as of    , acted to pay the
amount of any such bona n demand therefor, without inquiring as Assignee notifies Depository to cease honoring disbursement requests from

ABR SPECTRUM, LTD., a Florida  limited partnership

By
Robert M. Reed, II
as Managing General Partner

ABR PLYMOUTH PLAZA, LTD., a Florida limited partner
BY
 Robert M. Reed, II
as Managing General Partner

TEACHERS INSURANCE AND ANNUITY  ASSOCIATION OF AMERICA, a New York
corporation
By:
CAREY KRAMER COMPANY-SOUTH FLORIDA,  a Florida corporation
By:
Name:
Title:

EXHIBIT NUMBER 10.63

                         ESCROW AGREEMENT

This Escrow Agreement is made and entered into effective this 30th day of July, 2002, by and between ABR SPECTRUM, LTD., a Florida limited partnership, hereinafter referred to as "Seller"; DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP, a Wisconsin limited partnership, hereinafter referred to as "Buyer"; and FOWLER WHITE BOGGS BANKER, P.A., hereinafter referred to as "Escrow Agent."

                          WITNESSETH:

WHEREAS, Seller is the owner and holder of the premises legally described on Exhibit A attached hereto and incorporated herein by virtue of this reference (the "Premises").

WHEREAS, Seller has contracted to sell, and Buyer has contracted to purchase, the Premises.

WHEREAS, Seller has agreed to pay certain monies for repairing sinkholes on the Premises, in accordance with the terms of this Agreement;

NOW, THEREFORE, in consideration of mutual premises contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1.   The above captioned recitals are true and correct.

     2. Buyer and Seller do hereby agree that at the closing of the transaction contemplated herein, Seller shall deliver to Escrow Agent the amount of $62,000.00, to be held in escrow by the Escrow Agent, for the benefit of both Buyer and Seller. Said escrow monies shall be disbursed as follows:

               a. Escrow Agent shall disburse funds to contractors either as advanced deposits, or following completion of the work, for work performed or labor supplied in the repair of said sinkholes. Repair of said sinkhole damage shall be completed no later than November 30, 2002; provided, however, this date may be extended by Acts of God, strikes, lack of materials, or other matters outside the control of Seller.

               b. In the event that there are not sufficient funds held by Escrow Agent to pay for the cost of all obligations incurred by Seller hereunder, Seller shall be responsible for paying said difference; in the event the escrowed funds exceed the amount necessary to pay for said repairs, Escrow Agent shall return said excess to Seller.

               c. Seller does hereby agree that all of Seller's obligations hereunder shall be performed in a good and workmanlike manner, by properly licensed and insured contractors. Seller does hereby further agree that Seller shall obtain a final release of lien in recordable form from each contractor as said contractor completes their work.

     3. In the event that any litigation is instituted to enforce or interpret the terms of this Agreement, the parties agree that the exclusive forum thereof shall be the Circuit Courts of Orange County, Florida. In the event of said litigation, the prevailing party shall be entitled to reimbursement from the other for all reasonable attorneys' fees and costs incurred, including but not limited to those incurred incident to any appeal.

     4. Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no other obligations shall be read into this Agreement against Escrow Agent.

     5. Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statement or assertion contained in such writing or instrument, and may assume that any person purporting to give any writing, or notice, advise, or instructions in connection with the provisions hereof has been duly authorized to do so. Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner and execution, or validity of any instrument deposited in this escrow, nor as to the identity, authority or right of any person executing the same; and its duties hereunder shall be limited to the safekeeping of such certificates, monies, instruments, or other documents received by it as such Escrow Agent, and for the disposition of the same in accordance with the written instruments accepted by it in the escrow.

     6. If the parties shall be in disagreement about the interpretation of this Agreement, or rights or obligations hereunder, or the propriety of any action contemplated by Escrow Agent hereunder, Escrow Agent may, in its sole discretion, file an action in interpleader to resolve said disagreement.

     7. Escrow Agent may resign upon ten (10) days' advance written notice to the parties to this Agreement. If a successor
     Escrow Agent is not appointed within said ten (10)-day period, Escrow Agent may petition any court or competent jurisdiction to name a successor.

     8. The rights created by this Agreement shall inure to the benefit of and the obligations created hereby shall be binding upon the parties hereto, their successor and assigns.

                              SELLER:

                              ABR SPECTRUM, LTD., a Florida limited
                              partnership

                              By:  (Corporate Seal)
                                   REED DEVELOPMENT COMPANY,
                                   a Florida corporation, as General Partner

                              By:   /s/ Robert M. Reed
                                   Robert M. Reed, II, President

                              BUYER:

                              DECADE COMPANIES INCOME
                              PROPERTIES, A LIMITED PARTNERSHIP, a
                              Wisconsin limited partnership

                              By:  Decade Companies, General Partner,
                                   a Wisconsin general partnership

                              By:  (Corporate Seal)
                                   Decade 80, Inc., a Wisconsin
                                   corporation, as General Partner of
                                   Decade Companies

                              By:   /s/ Jeffrey Keierleber
                                   Jeffrey Keierleber, President

                              By:  /s/ Jeffrey Keierleber
                                   Jeffrey Keierleber, as General Partner
                                   of Decade Companies

                              ESCROW AGENT:

                              (Corporate Seal)
                              FOWLER WHITE BOGGS BANKER, P.A.
                              By:  /s/ Illegible, as General Partner

				EXHIBIT A

LEGAL DESCRIPTION: PARCEL 1

			    EXHIBIT B

                        LEGAL DESCRIPTION

                        SPECTRUM PROPERTY

A part of Tract 9, MAITLAND CENTER SECTION THREE, Maitland,
Orange County, Florida, according to the plat thereof as recorded in Plat Book 10, Page 10, Public Records of Orange County,
Florida, more particularly described as follows:

BEGIN at the Southwest corner of SUN BAY CLUB UNIT I, as shown on the plat thereof as recorded In Condominium Plat Book 7, Pages 74 through 87, Public Records of Orange County, Florida; THENCE
North 69Section56'05" East along the South boundary of said SUN BAY CLUB UNIT I a distance of 42.00 feet-, THENCE South 78Section03'55" East a distance of 200.00 feet; THENCE South 2822'30" East a distance of 44.11 feet; THENCE South 69Section12'28" East a distance of
753.22 feet to the Southeast comer of Tract 9; THENCE South 64Section33'33" West a distance of 1057.07 feet to a point on the West boundary of Tract 9, said point being on a curve concave
Southwesterly, a radial line to said point bearing South 88Section23'40" East; THENCE Northerly along said West boundary, along the arc of said curve, having a radius of 709.07 feet, through a central angle of 18Section47`19" a distance of 232.52 feet to a point of reverse curvature of a curve concave Easterly; THENCE
Northerly along said West boundary of Tract 9, along the arc of said curve having a radius of 639.07 feet, through a central angle of 33Section05'55" a distance of 3$9.1$ feet to a point of reverse curvature of a curve concave Westerly; THENCE Northerly along said West boundary of Tract 8, along the arc of said curve having a radius of 709.07 feet, through a central angle of 15Section58'60" a distance of 197.77 feet to a point of tangency; THENCE North 00Section03'55" West along said West boundary of Tract 9, a distance of 12.97 feet to the point of beginning.

			    EXHIBIT C

This instrument prepared by and
after recording return to:
Leo J. Salvatori, Esq.
Quarles & Brady LLP
4501 Tamiami Trail N., Ste, 300
Naples, FL 34103

                  PARTIAL RELEASE OF MORTGAGE

Know All Men By These Presents:

WHEREAS, ASR PLYMOUTH PLAZA, LTD, and ABR SPECTRUM, LTD, both entities being Florida limited partnerships, hereinafter referred to as "Mortgagor", executed an Assumption Agreement and Consolidation, Renewal and Restatement of Mortgages and Security Agreements and Assignments of Leases and Rents and Spreader Agreement and Notice of Future Advance, and other collateral loan documents (hereinafter referred to as "Loan Documents"') in favor of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation, hereinafter referred to as "Mortgagee", bated July 1, 1997, and recorded July 21, 1997, In Official Records Book 5294, Page 912, of the Public Records of Orange County, Florida; and recorded July 29, 1997, In Official Records Book 9788, Page 638, of the Public Records of Pinellas County, Florida, encumbering the premises therein described, in the original principal sum of TEN MILLION EIGHT HUNDRED FIFTY THOUSAND DOLLARS ($10,850,000.00), with interest as therein mentioned: and

WHEREAS, on October 30, 1992 ABR Spectrum, Ltd., a Florida limited partnership ("Spectrum"), executed and delivered to First Union National Bank of Florida, a national banking association ("First Union"), that certain Real Estate Promissory Note in the original principal amount of Eight Million Forty-Eight Thousand and No/100 Dollars (68,048,000,00) ("First Union Note"), which First Union Note was secured by that certain Mortgage and Security Agreement dated October 30, 1992 and recorded November 4, 1992 in Official Records Book 4483 at Page 2903 of the Official Records of Orange County, Florida ("First Union Mortgage"); and

WHEREAS, the First Union Note was further secured by that certain
Assignment of Leases and Rents dated October 30, 1992 land recorded November 4, 1992 In Official Records Book 4483 at Page
2928 of the Official Records of Orange County, Florida ("First
Union Assignment"); and

WHEREAS, on November 23, 1992 ABR Plymouth Plaza, Ltd., a Florida limited partnership ("Plymouth"), executed and delivered to The Chase Manhattan Bank, N.A., a national banking association ("Chase") that certain Promissory Note in the original principal amount of Two Million Eight Hundred Ninety-Six Thousand and No/100 Dollars ($2,896,000.00) ("Chase Note"), which Chase Note was secured by that certain Mortgage Deed and Security Agreement dated November 23, 1992 and recorded In Official Records Book 8108 at Page 2182 of the Official Records of Pinellas County, Florida ("Chase Mortgage"); and

WHEREAS, the Chase Note was further secured by that certain Collateral Assignment of Leases, Rents and Contract Rights dated November 23, 1992 and recorded in Official Records Book 8108 at Page 2202 of the Official Records of Pinellas County, Florida ("Chase Assignment"), and

WHEREAS, First Union assigned, transferred and set over the First Union Note, First Union Mortgage and First Union Assignment to Teachers Insurance and Annuity Association of America, a New York corporation, by virtue of that certain Assignment of Note and Mortgage dated July 1, 1997 ("Assignment of First Union Note and Mortgage") and that certain Assignment of First Union Assignment, dated July 1, 1997 ("Assignment of First Union Assignment") and recorded in Official Records Book 5294 at Page 908 of the Public Records of Orange County, Florida; and

WHEREAS, Chase assigned, transferred and set over the Chase Note, Chase Mortgage and Chase Assignment to Lennar Northeast Partners Limited Partnership ("Lennar"), a Delaware limited partnership, by virtue of that Assignment of Mortgage and other Loan Documents dated November 3, 1994 and recorded in Official Records Book 8909, Page 683 of the Public Records of Pinellas County, Florida; and

WHEREAS, Lennar assigned, transferred and set over the Chase Note, Chase Mortgage and Chase Assignment to Bank Midwest, N.A., a national banking association ("Bank Midwest"), by virtue of that certain Assignment of Mortgage and other Loan Documents dated October 31, 1995 and recorded in Official Records Book 9155, Page 612 of the Public Records of Pinellas County, Florida; and

WHEREAS, Bank Midwest assigned, transferred and set over the Chase Note, Chase Mortgage and Chase Assignment to Teachers by virtue of that certain Assignment of Note and Mortgage, dated June 30, 1997 ("Assignment of Chase Note and Mortgage") and that certain assignment of Chase Assignment dated June 30, 1997 ("Assignment of Chase Assignment") and recorded in Official Records Book 9788, Page 831 of the Public Records of Pinellas County, Florida; and

WHEREAS, said Loan Documents have bean assigned by Mortgagee to Decade Mortgage Loan Partners, LLC, a Wisconsin limited liability company; and

WHEREAS, the said Mortgagor, has requested the said Mortgagee to release the premises hereinafter described, being part of said mortgaged premises, from the lien and operation of said Mortgage and collateral Loan Documents.

NOW THEREFORE, KNOW YE, that the said Decade, in consideration of the premises and of the sum of TEN and 00/100 DOLLARS ($10.00), to Decade in hand paid by, or on behalf of, Mortgagor at the time of the execution hereof, the receipt whereof is hereby acknowledged, do remise, release, quit-claim, exonerate and discharge from the lien and operation of said Mortgage and all other collateral loan documents unto the said Mortgagor, its heirs and assigns, that certain portion of the premises conveyed by said Mortgage, more particularly described as follows:

See Exhibit A attached hereto and incorporated herein by virtue of this reference.

This partial release will also serve to release the premises described above, together with any personal property or fixtures located on or within the same, from the lien and charge of that certain Assignment of Leases and Rents recorded in Official Records Book 9788, Page 928, of the Public Records of Pinellas County, Florida, and from the lien and charge of that certain UCC-1 Financing Statement recorded in Official Records Book 8108, Page 2214, of the Public Records of Pinellas County, Florida, as assigned by document recorded in Official Records Book 9788, Page 837 of the Public Records of Pinellas County, Florida; and from the lien and charge of that certain UCC-1 Financing Statement recorded in Official Records Book 9788, Page 944, of the Public Records of Pinellas County, Florida.

TO HAVE AND TO HOLD the same, with the appurtenances, unto the said Mortgagor, its heirs and assigns forever, freed, exonerated and discharged of and from the lien of said Mortgage, and every part thereof; provided always, nevertheless, that nothing herein contained shall in anywise impair, alter or diminish the effect, lien or encumbrance of the aforesaid Mortgage on the remaining part of said mortgaged premises, not hereby released therefrom, or any of the rights and remedies of the holders thereof.

IN WITNESS WHEREOF, the said Mortgagee has hereunto set its hand
and seal this      day of September, 2002.

Signed, sealed and delivered in       (Corporate Seal)
the presence of:                   DECADE MORTGAGE LOAN PARTNERS, LLC, a
                                   Wisconsin limited
/s/ Nan Gregory                    liability company
Witness No. 1 Signature
Nan Gregory
Witness No. 1 Printed Name            By:    /s/ Jeff Keieleber
                                             Jeff Keieleber
/s/ Patsy E. Trusal                   as Manager
Witness No. 2 Signature

Patsy E. Trusal
Witness No. 2 Printed Name


STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 13th day of September, 2002, by Jeffrey Keieleber as General Manager of Decade Mortgage Loan Partners, LLC, a Wisconsin limited liability company, who is personally known to me.

Nan Gregory                        /s/ Nan Gregory
My Commission DD084587             NOTARY PUBLIC
Expires August 01, 2005

Nan Gregory
TYPED, PRINTED OR STAMPED NAME OF NOTARY

My commission expires:

                            EXHIBIT D

                         GENERAL RELEASE

KNOW ALL MEN BY THESE PRESENTS:

THAT DECADE MORTGAGE LOAN PARTNERS, LLC, a Wisconsin limited liability company, first party, for and in consideration of the sum of Ten Dollars ($10.00), and other valuable consideration, received from or on behalf of ABR PLYMOUTH PLAZA, LTD., ABR SPECTRUM, LTD., REED DEVELOPMENT COMPANY, ROBERT M. REED, II, THOMAS E. BEACH and DAVID R. ATKINSON, as well as all employees, officers, directors, partners, agents and independent contractors thereof, all hereinafter referred to as second party, the receipt whereof is hereby acknowledged.

HEREBY remise, release, acquit, satisfy, and forever discharge the said second party, from any and all liability created under any document held by the undersigned as a result of the assignment of the same to the undersigned by Teachers Insurance and Annuity Association of America.

IN WITNESS WHEREOF, the undersigned has set their hand and seal this 13th day of September, 2002.

Signed, sealed and delivered in
the presence of:                   DECADE MORTGAGE LOAN PARTNERS, LLC,
                                   a Wisconsin limited
/s/ Nan Gregory                    liability company

Witness No. 1 Signature
Nan Gregory
Witness No. 1 Printed Name            By:    /s/ Jeff Keieleber
                                             Jeff Keieleber
/s/ Patsy E. Trusal                          as General Manager
Witness No. 2 Signature

Patsy E. Trusal
Witness No. 2 Printed Name


STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 13th day of September, 2002, by Jeffrey Keieleber as General Manager of Decade Mortgage Loan Partners, LLC, a Wisconsin limited liability company, who is personally known by me or who
has produced         as identification.

Nan Gregory                        /s/ Nan Gregory
My Commission DD084587             NOTARY PUBLIC
Expires August 01, 2005

Nan Gregory
TYPED, PRINTED OR STAMPED NAME OF NOTARY
My commission expires:

EXHIBIT NUMBER 10.64

This Assignment was prepared by:  Manuel A. Fernandez, Esq.
3300 Stroock & Stroock & Liavan LLP
First Union Financial Center
200 South Biscayne Boulevard
Miami, Florida 33131-2385

                 ASSIGNMENT OF LEASES AND RENTS

THIS ASSIGNMENT OF LEASES AND RENTS made this 28th day of June 1997, by ABR SPECTRUM, LTD., a Florida limited partnership ("Borrower"), having its principal place of business at 4102B Quixote Boulevard, Tampa, Florida 33613

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Lender"), a New York corporation, having an address at 730 Third Avenue, New York, New York 10017.

                           RECITALS:

     3. Lender agreed to make and Borrower and ABR PLYMOUTH PLAZA, LTD., a Florida limited partnership ("Co-Maker") agreed to accept a loan (the "Loan") in the maximum amount of TEN MILLION EIGHT HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($10,850,000.00).

     4. To evidence the Loan, Borrower and Co-Maker executed and delivered to Lender a renewal promissory note (the "Note"), dated the date of this Assignment, in the principal amount of TEN MILLION EIGHT HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($10,850,000.00) (that amount or so much as is outstanding from time to time is referred to as the "Principal"), promising to pay the Principal with interest thereon to the order of Lender as set forth in the Note, until: the Monetary Obligations (as defined below) have been paid in 'full, with the balance, if any, of the Monetary Obligations being due and payable on August 1, 2007 (the "Maturity Date").]

  5. Borrower owns the fee interest in the Land (as defined below) together with the improvements located on the Land.

  6. Borrower's and Co-Maker's obligations under the Note are secured by a Renewed, Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement (the "Mortgage") , dated the date of this Assignment, that encumbers the land (the' "Land") described in Exhibit A, the improvements located on the Land and certain other property, rights

                          ARTICLE I
             DEFINITIONS AND RULES OF CONSTRUCTION

     Section 1.1.   Definitions. Capitalized terms used in this  Assignment are defined in Exhibit B of theMortgage.

     Section 1.2. Rules of Construction. This Assignment will be interpreted in accordance with the rules of construction set forth in Exhibit C of the Mortgage.

                           ARTICLE II
                        GRANTING CLAUSES

               Section 2.1.   Assignment.

  1. Borrower irrevocably, absolutely and not merely as additional security for the payment and performance of the Obligations, sells, assigns, sets over and delivers to Lender the following property, rights, interests and estates owned or held by Borrower (the "Assigned Property"), for Lender's uses and purposes as set forth in this Assignment, subject to the license granted by Lender to Borrower in this Assignment to collect and receive the Rents until an Event of Default occurs:

  1. all present and future leases, subleases, licenses and other agreements relating to the use and occupancy of the Property (the "Leases"') ;

   (b) the immediate and continuing right to collect and receive all present and future rents, prepaid rents, percentage, participation or contingent rents, issues, profits, proceeds, royalties, revenues, parking fees, security deposits and other consideration under the leases or otherwise derived from the use and occupancy of the Property, including contributions to expenses by tenants, subtenants, licensees and other occupants of the Property (the 'Tenants"), and all other fees, charges, accounts, accounts receivable or payments payable to or for the benefit of Borrower including liquidated damages following a default under a Lease, the premium payable by a Tenant after the cancellation of a Lease and the proceeds of rental insurance the "Rents");

  (c) all guarantees or other credit enhancements in connection with Tenants' performance under any of the Leases; and

     (d) all rights or causes of action that Borrower may have against any Tenant.

  (ii) Lender's acceptance of this Assignment, with all of the rights, powers, privileges' and authority so created, will not, prior to Lender's entry upon and taking possession of the Property, be deemed to constitute
     Lender a mortgagee-in-possession, will not obligate Lender to appear in or defend any action or proceeding relating to the Leases or to take any action under this Agreement to expend any money or incur any expenses, to perform or discharge any obligation, duty or obligation under the Leases or to assume any obligation or responsibility for security deposits or other deposits delivered to Borrower by any Tenant and not delivered to Lender and Lender will not be liable for any injury or damage to person or property sustained in or about the Property.

                          ARTICLE III
                      OBLIGATIONS SECURED

     Section 3.1. The Obligations. This Assignment secures the payment when due, whether on the Maturity Date, Acceleration or otherwise, of all amounts payable under the Loan Documents
               (the "Monetary Obligations") and the timely performance of all other obligations and covenants to be performed under the Loan Documents (the "Nonmonetary Obligations").

                           ARTICLE IV
           REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 4.1. Representations and Warranties for Existing Leases.

(a) Borrower has delivered to Lender a. rent roll certified by Borrower and prepared not more than 15 days before the date of this Assignment and original certified copies of all of the Leases affecting the Property as of the date of this Assignment (the "Existing Leases") and there are no entities in occupancy of the Property except tenants ("Existing Tenants") under the Existing Leases.

 (b) All of the Existing Leases are in full force and effect and enforceable in accordance with their terms with no defaults or matters that with the passage of time or giving of notice would constitute a default, there are no existing defenses or offsets to the payment of Rent under the Existing Leases and Borrower has not released, discounted or discharged any of the Existing Tenants from any obligation under the Existing Leases including the payment of Rent.

(c) Each Existing Lease represents the entire agreement between the parties to the Existing Lease as to the leasing of the respective leased premises and has not been assigned or amended.

(d) All of the Existing Tenants are in occupancy, paying Rent and open and conducting ''business in their respective leased premises.

(e) Borrower has complied with all obligations and satisfied all conditions (including any co-tenancy requirements) under the Existing Leases which Borrower as landlord must have complied with or satisfied on or before the date of this Assignment.

(f) To Borrower's knowledge, the Existing Tenants are free from bankruptcy and reorganization.

     Section 4.2. Representations, Warranties and Covenants For Existing and Future Leases.

 (a) Borrower has not collected and will not collect Rents under the Leases, excluding security deposits, more than one month in advance.

 (b) Borrower is the landlord under the Leases, has the authority to assign the Leases and the Rents and there is not and will not be any assignment, pledge or mortgage of the Assigned Property other than under the Loan Documents, except with Lender's prior consent which may be, withheld on Lender's sole discretion.

     (c) None of the Leases contains or will contain an option to purchase the Property (including rights of first or last offer).

     (d) Except as reflected in the rent roll delivered by Borrower to Lender, none of the Leases contains or will contain obligations of Borrower as landlord to pay any sum to a Tenant, to make any Tenant or capital improvements (other than restoration after casualty or condemnation) except for obligations which have been satisfied by Borrower prior to the date of this Assignment or which specifically exclude Lender or any, other purchaser in foreclosure from liability for such obligations.

     (e) None of the Leases contains or will contain any rights to set-off against Rents.

     (f) Except as reflected in the rent roll delivered by Borrower to Lender, none of the Leases contains or will contain early termination or cancellation rights (including those arising from a failure to meet continuing co-tenancy requirements).

     (g) Except as expressly permitted under Section 4.4 of this Agreement, Borrower will not discount, compromise or discharge any of Tenants' obligations under the Leases.

 (h) None of the Leases includes or will include percentage or participation rent that is based on net sales figures or net profit amounts.

     (a) Borrower as landlord does not and will not have any obligations under the Leases with respect to off-site improvements.

     10) Borrower has deposited and will continue to deposit into a segregated account. established at the Bank of Tampa Bank (the "Security Deposit Account') all security deposits delivered to Borrower under the Leases.

  11) None of the Leases limits or will limit the type or identity of tenant to whom the landlord is permitted to lease or limits the use to which another tenant may put its leased premises, except for limitations on use generally affecting all Tenants.

  12) None of the Tenants has or will have the right to receive or to direct the use of Insurance Proceeds, except for proceeds of Tenants' own insurance or to receive or direct the use of Condemnation Awards, except for moving expenses and tenant fixtures costs.

     13) Borrower will perform the landlord's obligations under the Leases and will enforce the terms of the Leases to be performed by the Tenants.

     14) Borrower has notified the tenants under all Existing Leases and will notify the tenants under all leases executed after the date of this Assignment that:

     (1)  the Mortgage is in existence;

     (2)  the leases and the Rents have been assigned to Lender;

     (C) any security deposit made under the Leases have been assigned to,, Lender and have been deposited in the Security Deposit Account.

               Section 4.3.   Covenants Regarding Future Leasing.

     (A) Borrower will prepare annually a commercially reasonable leasing plan (the "Leasing Plan") appropriate for a property of the type and character of the property, including a marketing plan and projections for rollovers, vacancies, leasing commission costs, tenant improvement costs and other capital costs and Borrower will set aside appropriate reserves in a segregated property account to provide for anticipated costs, except to the extent set aside in reserve accounts established as specifically required by the Mortgage.

     (B) Borrower will lease the Property in .its reasonable discretion in accordance with the Leasing Plan and may enter into new Leases and may amend, renew or extend Leases without Lender's prior consent if the following conditions are met:

     (A) there is no Event of Default at the time the new lease, amendment, renewal or extension is executed;

     (B) the fixed minimum rent and other economic terms (including free rent periods and other tenant concessions) of peach new lease, amendment, renewal or extension are, in Borrower's reasonable business judgment, at prevailing market terms for similar space in properties comparable to the Property in the same geographic location;

 (iii) each new lease is written on a Lender-approved form of lease without material deviation, each renewal or extension is of a Lease written on a Lender-approved form of lease without material deviation and each amendment does not represent a material deviation from a Lender approved form of lease or, if not the case, then the new lease, amendment, renewal or extension, as the case may be, is submitted, to Lender together with Lender's form of subordination, non-disturbance and attornment agreement executed by Tenant;

4. each new lease represents less than 50% of the net rentable area of the building affected by the new lease, represents less than 50% of the gross revenues from the building and the tenant is not seeking a subordination, non- disturbance and attornment agreement, on a form other than Lender's approved form;

 (v) Lender has not revoked Borrower's privilege of entering into hew leases and amending, renewing or extending Leases without Lender's consent as provided below;

(ii no lease amendment reduces the initial term of the Lease or any renewal term of the Lease after the renewal has been exercised; and

     (ii no lease amendment reduces the Rent except in connection with an extension or renewal of the Lease that complies with the provisions of this Section.

If the preceding conditions are not met,-Borrower may not enter into any new lease or any amendment, renewal or extension of a Lease without Lender's prior consent.

     (c) Upon the occurrence of any of the following and after 60 days' prior notice to Borrower, Lender may revoke Borrower's privilege to enter into new leases and to amend, renew and extend Leases without Lender's prior consent:

     (i)  if Lender sells or otherwise transfers the Loan  Documents;

  (ii if annual dross revenues from the Property are less than the aggregate of annual Debt Service Payments, Impositions, Insurance Premiums and operating expenses for the Property; and

     (ii  at any time in Lender's sole discretion.

     (d) Borrower's privilege to enter into new leases and to amend, renew or extend Leases without Lender's prior consent automatically terminates upon the occurrence of an Event of Default.

     (e) Not more than 30 days after execution of each new lease and each amendment, renewal or extension of any Lease by Borrower and Tenant, Borrower will deliver to Lender or Lender's designated servicer, an original or 'a copy certified by Borrower, together with a reasonably detailed lease abstract prepared by Borrower.

Section 4.4.   Termination or Cancellation of Leases.

     (a) Borrower may terminate or cancel any Lease or accept surrender of any leased premises prior to the scheduled expiration date of the Lease in its reasonable discretion and without Lender's prior consent., if the following conditions are met:

     (i) there is no Event of Default at the time of termination, cancellation or surrender;

 (ii) the term of the affected Lease will expire within six months, the tenant is in default under the affected Lease for more than 60 days or Borrower has determined in Borrower's reasonable business judgment that it is more advantageous to the Property to terminate or cancel the affected Lease;

(iii) the affected Lease represents less than 50% of the net rentable area of the building affected by the Lease and represents less than 50% of the gross revenues from the building; and

     (iv Lender has, not revoked Borrower's privilege to terminate or cancel Leases and accept surrender of leases premises as provided in this Assignment.

If the preceding conditions are not met, Borrower will not terminate or cancel any Lease or accept surrender of any leases premises prior to the scheduled expiration date of the Lease without Lender's prior consent.

     (b) Upon the occurrence of any of the following and after-60 days' prior notice to Borrower, Lender may revoke Borrower's privilege to terminate or ,cancel Leases and accept surrender of leased premises without Lender's prior consent, as follows:

     (i)  if Lender sells or otherwise transfers the Loan  Documents;

 (ii) if annual gross revenues from the Property are less than the aggregate of annual Debt Service Payments, Impositions, Insurance Premiums and operating expenses for the Property; and

     (ii   at any time in Lender's sole discretion.

 (c) Borrower's privilege to terminate or cancel Leases and accept surrender of leased premises without Lender's prior consent automatically terminates upon the occurrence of an Event of Default.

  (d) If any Lease is terminated or canceled or leased premises surrendered, Borrower will pay to Lender any termination, cancellation or surrender fee paid by the Tenant after deducting the costs of re-letting the affected space, including leasing commissions and tenant improvements costs incurred by Borrower in connection with the re-leasing. Lender will apply the payment received from Borrower to such portion of the Monetary obligations as Lender may elect in its sole discretion.

Section 4.5. Prohibition Against Net Rents. Borrower will not enter into any lease or approve any sublease that provides for rent based in whole or in, part on the income or profits derived from the premises leased or subleased except for percentage rent based on gross (not net) receipts or sales. Borrower will include in each non-residential lease and will require each sublease to include:

 (i) a prohibition against rent based in whole or in part on the income car profits derived from the leased or subleased premises except for percentage rent based on gross (not net) receipts or sales;

 (ii a requirement that if Lender succeeds to the landlord's interests under the Leases and is advised by its counsel that all or any portion of the rent payable under any Lease' is or may be deemed to be unrelated business income within the meaning of the Code or regulations issued thereunder, Lender may elect to amend unilaterally the calculation of rent so that none of the rent payable to Lender under the Lease will constitute unrelated business income but the amendment will not increase tenant's payment obligations or other liability under the Lease or reduce the landlord's obligations under the Lease and

  (ii a requirement that if Lender requests, the Tenant will be obligated to execute any document Lender deems necessary to effect the amendment of the Lease.

Any lease entered into after the date of this Assignment that does not include the foregoing 'provisions will be absolutely void and ineffective as a lease of any right to use or occupy space in the Property.

                           ARTICLE V
         LICENSE TO COLLECT, AND APPLICATION OF, RENTS

               Section 5.1.   License to Collect Rents.

     (a) Lender grants to Borrower a license to collect the Rents. Pursuant to the license, Borrower will collect the Rents as they become due under the leases, receiving and holding the Rents as a trust fund for the benefit of Lender.

     (b) Borrower will pply the Rents to (i) the payment of Impositions (including making Accumulations Deposits), (ii) the payment. of Insurance Premiums, (iii) the payment of the reasonable and customary costs of operating, maintaining and leasing the Property as required by the Loan Documents, (iv) the payment of Debt Service Payments and other payments required under the Loan Documents and (v) maintenance of cash reserves adequate to meet the projected costs of operation, maintaining and leasing the Property from time to time in accordance with its Permitted Use, including projected leasing costs, tenant improvement costs, capital expenditures and reserves for replacements, before using any of the Rents for any other purpose.

     (c) Upon the occurrence of an Event of Default, Borrower's license to collect the Rents will terminate automatically, provided that if Borrower collects, any Rents after the occurrence of an Event of Default and termination of the license, Borrower nevertheless will hold such Rents as a trust fund for the benefit of Lender and will apply such Rents only to the payments described in clauses (i) - (iv) in the preceding subsection.

                           ARTICLE VI
                     DEFAULTS AND REMEDIES

     Section 6.1. Events of Default. It is an Event of Default under this Assignment if:

   (i) Borrower fails 'to pay any amount due, as and when required, under any Loan Document and the failure continues for a period of 5 days provided that if Borrower fails twice in any 12-month. period to pay any amount due under any Loan Document, as and when required, then any additional failure to pay any amount due, as and when required, will be an immediate Event of Default without any grace period;

     (ii there is a default in the performance of any other provision of any Loan Document or if there is any inaccuracy or falsehood in any representation or warranty contained in any Loan Document which is not remedied within 30 days after Borrower receives notice thereof, provided that if the default, inaccuracy or falsehood is of a nature that it cannot be cured within the 30-day period and during that period
      Borrower commences !to cure, and thereafter diligently continues to cure, the default, inaccuracy or falsehood, then the 15-day period will be extended for a reasonable period not to exceed 120 days after the notice Borrower and

     (ii  an Event of Default occurs under any other Loan  Document.

Section 6.2. Remedies. The license to collect Rents described in this Assignment automatically terminates upon the occurrence of an Event of Default and Lender may take any of the following actions without notice to Borrower (the "Assignment Remedies"):

     (i)  exercise any of the Remedies;

  (ii directly or through a receiver of the Property appointed by a court of competent jurisdiction:

     (A)  take possession and control of the Property;

     (B)   manage end operate the Property;

     (C) require Borrower to deliver to Lender or the receiver all security deposits, the Books and Records and all original counterparts of the leases;

     (D) collect, sue for and give receipts for the Rents and, after paying all expenses of collection, including receiver's, broker's and attorney's fees, apply the net collections to the operation, management and leasing of the Property and thereafter as provided in the Loan Documents;

     (E) make, modify, enforce, terminate or accept surrender of Leases and evict tenants;

     (F) appear in and defend any Proceeding brought in connection with the Property and bring any Proceeding in the name and on behalf of Borrower, that Lender, in its sole discretion, determines should be brought to protect the Property or Lender's interest in the Property; and

     (G) perform any act in the place of Borrower that Lender or the receiver deems necessary to preserve the value, marketability or rentability of the Property, to increase the gross receipts from the Property or to protect Lender's interest in the Property.

               Section 6.3.   General Provisions Pertaining to Remedies.

  (a) The Assignment Remedies are cumulative and may be pursued concurrently or otherwise, at such time and in such order as Lender may determine in its sole discretion and without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower.

  (b) The enumeration in the Loan Documents of specific rights or powers will not be construed to limit any general rights or powers or impair Lender's', rights with respect to the Assignment Remedies.

  (c) If Lender exercises any of the Assignment Remedies, Lender will not be deemed a mortgagee-in-possession.

     (d) Lender will not be liable for any act or omission of Lender in connection with the exercise of the Assignment Remedies.

     (e) Lender's right to exercise any Remedy will not -beimpaired by Lender' s delay in exercising or failure to exercise the Assignment Remedies and will not be construed as extending any cure period or constitute a waiver of the default or Event of Default.

     (f) If an Event ok Default occurs, Lender's payment or performance or acceptance of payment or performance will not be deemed a waiver or cure of the Event of Default.

     (g) Lender's acceptance of partial payment will not extend or affect any grace period or constitute a waiver of a default or Event of Default but will be credited against the unpaid Monetary Obligations.

     (h) If Lender or the receiver exercises any of the Assignment Remedies, such action will not cure or waive any default, will not waive, modify or affect any notice of default under the Loan Documents and will not invalidate any act done pursuant to a notice of default under the Loan Documents. Once Lender exercises the Assignment Remedies, Lender's enforcement will continue for so long as Lender elects, notwithstanding that the collection and application of the Rents may have cured the original default. If Lender elects to discontinue the exercise of the Assignment Remedies, the Assignment Remedies may be reasserted at any time and from time to time following a subsequent Event of Default.

     (i) A demand by Lend or the receiver on any Tenant to pay the Rents to Lender or the receiver by reason of an Event of Default will be sufficient notice to the Tenant to make future payments of Rents to Lender or the receiver without the necessity for consent by Borrower.

               Section 6.4.   Payment of Expenses.

     (a) Borrower is obligated to pay all expenses incurred by Lender or the receiver or that are otherwise payable in connection with this Assignment, or the Leases and the Rents, including expenses relating to
     (i) any Proceeding or other claim asserted against Lender and (ii) the preservation of Lender's security and the exercise of any Assignment Remedies.

Section 6.5. Duty to Defend. If Lender or any of its trustees, officers, participants, employees or affiliates is a party in any Proceeding relating to this Assignment or the Leases and the Rents, Borrower will defend and hold harmless the party with attorneys and other Professionals retained by Borrower and approved by Lender. At is option, Lender may engage its own attorneys and other professionals, at Borrower's expense, to defend or assist the party. In' either event, the Proceeding will be controlled by Lender.

Section 6.6. Attorney-In-Fact. Borrower appoints Lender as Borrower's attorney-in-fact to perform, at Lender's election, any actions and to execute and record any instruments necessary to effectuate-the actions described in this Section, in each instance only at Lender's election and only to the extent Borrower has failed to comply with the provisions of this Section.

                          ARTICLE VII
                    LIMITATION OF LIABILITY

This Assignment is subject to the limitations on liability set forth in the Article of the Mortgage entitled "Limitation of Liability".

                          ARTICLE VIII

			 MISCELLANEOUS

Section 8.1. Mortgage Provisions Incorporated. The provisions of the Articles of the Mortgage entitled, "Waivers", "Notices" and "Miscellaneous" are applicable to this Assignment and are deemed incorporated by reference as if set forth at length.

IN WITNESS WHEREOF, this Assignment has been duly executed by the Borrower the day and year first above written.

                                  ABR SPECTRUM, LTD., a Florida
WITNESSES:                        By: Robert M. Reed, II
                                      as Managing General Partner

STATE OF FLORIDA  COUNTY OF COLLIER

The foregoing instrument was sworn to and acknowledged before me this 28th day of June, 1997, by Robert M. Reed II, as Managing General Partner of ABR, SPECTRUM, LTD., a Florida limited partnership, who is personally known to me.

NOTARY PUBLIC  (SEAL)
My Commission Expires:   (Print name below)
Notary Public  Serial # (if any)

                                 EXHIBIT "A"

A part of Tract 9, MAITLAND CENTER SECTION THREE, Maitland, Orange County, Florida, according to the plat thereof as recorded in Plat Book 10, page 10, public records of Orange County, Florida, more particularly described as follows:

Begin at the Southwest corner of SUN BAY CLUB UNIT I, as shown on the plat thereof as recorded in Condominium Plat Book 7, pages 70 through 87,,public records of orange county, Florida; thence North 89 deg 56'05" East along the South boundary of said SUN BAY CLUB UNIT I a distance of 42.00 feet; thence South 78deg. 03'55" East a distance of .200.00 feet; thence South 28 deg. 22'30" East a distance of 44.11 feet; thence South 69 deg. 12'28" East a distance of 153.22 feet to the Southeast corner of Tract 9; thence South 64 deg. 33'33" West a distance of 1057.07 feet to a point on the West boundary of Tract, said point being on a curve concave Southwesterly, a radial line to said point bearing South 88 deg.23'40" East, thence Northerly along said West boundary, along the arc of said curve; having a radius of 709.07 feet, through a central angle of 18 deg. 47'19" a distance of 232.52 feet to a point of reverse curvature of a curve concave Easterly, thence Northerly along said West boundary of Tract 9, along the arc of said curve having a radius of
639.01 feet, through a central angle of 33';deg. 05'55" a distance of 369.18 feet to a point of reverse curvature of a curve concave Westerly, thence Northerly along said West boundary of Tract 9, along the, are of said curve having a radius of 709.07 feet, through a central angle of 15, deg. 58'50" a distance of 197.77 feet to a point of tangency; thence North OOU03'55" West along said West boundary of Tract 9, a distance of 12.97 feet to the Point of Beginning.


EXHIBIT NUMBER 10.65

                         ESCROW AGREEMENT

This Escrow Agreement is made and entered into effective this 30th day of July, 2002, by and between ABR SPECTRUM, LTD., a Florida limited partnership, hereinafter referred to as "Seller"; DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP, a Wisconsin limited partnership, hereinafter referred to as "Buyer"; and FOWLER WHITE BOGGS BANKER, P.A., hereinafter referred to as "Escrow Agent."

                          WITNESSETH:

WHEREAS, Seller is the owner and holder of the premises legally described on Exhibit A attached hereto and incorporated herein by virtue of this reference (the "Premises").

WHEREAS, Seller has contracted to sell, and Buyer has contracted to purchase, the Premises.

WHEREAS, Seller has agreed to pay certain monies for repairing sinkholes on the Premises, in accordance with the terms of this Agreement;

NOW, THEREFORE, in consideration of mutual premises contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1.   The above captioned recitals are true and correct.

     2. Buyer and Seller do hereby agree that at the closing of the transaction contemplated herein, Seller shall deliver to Escrow Agent the amount of $62,000.00, to be held in escrow by the Escrow Agent, for the benefit of both Buyer and Seller. Said escrow monies shall be disbursed as follows:

               a. Escrow Agent shall disburse funds to contractors either as advanced deposits, or following completion of the work, for work performed or labor supplied in the repair of said sinkholes. Repair of said sinkhole damage shall be completed no later than November 30, 2002; provided, however, this date may be extended by Acts of God, strikes, lack of materials, or other matters outside the control of Seller.

               b. In the event that there are not sufficient funds held by Escrow Agent to pay for the cost of all obligations incurred by Seller hereunder, Seller shall be responsible for paying said difference; in the event the escrowed funds exceed the amount necessary to pay for said repairs, Escrow Agent shall return said excess to Seller.

               c. Seller does hereby agree that all of Seller's obligations hereunder shall be performed in a good and workmanlike manner, by properly licensed and insured contractors. Seller does hereby further agree that Seller shall obtain a final release of lien in recordable form from each contractor as said contractor completes their work.

     3. In the event that any litigation is instituted to enforce or interpret the terms of this Agreement, the parties agree that the exclusive forum thereof shall be the Circuit Courts of Orange County, Florida. In the event of said litigation, the prevailing party shall be entitled to reimbursement from the other for all reasonable attorneys' fees and costs incurred, including but not limited to those incurred incident to any appeal.

     4. Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no other obligations shall be read into this Agreement against Escrow Agent.

     5. Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statement or assertion contained in such writing or instrument, and may assume that any person purporting to give any writing, or notice, advise, or instructions in connection with the provisions hereof has been duly authorized to do so. Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner and execution, or validity of any instrument deposited in this escrow, nor as to the identity, authority or right of any person executing the same; and its duties hereunder shall be limited to the safekeeping of such certificates, monies, instruments, or other documents received by it as such Escrow Agent, and for the disposition of the same in accordance with the written instruments accepted by it in the escrow.

     6. If the parties shall be in disagreement about the interpretation of this Agreement, or rights or obligations hereunder, or the propriety of any action contemplated by Escrow Agent hereunder, Escrow Agent may, in its sole discretion, file an action in interpleader to resolve said disagreement.

     7. Escrow Agent may resign upon ten (10) days' advance written notice to the parties to this Agreement. If a successor
     Escrow Agent is not appointed within said ten (10)-day period, Escrow Agent may petition any court or competent jurisdiction to name a successor.

     8. The rights created by this Agreement shall inure to the benefit of and the obligations created hereby shall be binding upon the parties hereto, their successor and assigns.

                              SELLER:

                              ABR SPECTRUM, LTD., a Florida limited
                              partnership

                              By:  (Corporate Seal)
                                   REED DEVELOPMENT COMPANY,
                                    a Florida corporation, as
                                    General Partner

                              By:   /s/ Robert M. Reed
                              Robert M. Reed, II, President

                              BUYER:

                              DECADE COMPANIES INCOME
                              PROPERTIES, A LIMITED PARTNERSHIP, a
                              Wisconsin limited partnership

                              By:  Decade Companies, General Partner,
                                   a Wisconsin general partnership

                              By:  (Corporate Seal)
                                   Decade 80, Inc., a Wisconsin
                                   corporation, as General Partner of
                                   Decade Companies

                              By:   /s/ Jeffrey Keierleber
                                   Jeffrey Keierleber, President

                               By:  /s/ Jeffrey Keierleber
                               Jeffrey Keierleber, as General Partner
                                   of Decade Companies

                              ESCROW AGENT:

                              (Corporate Seal)
                              FOWLER WHITE BOGGS BANKER, P.A.
                              By:  /s/ Illegible, as General Partner

			  EXHIBIT A

LEGAL DESCRIPTION: PARCEL 1

			  EXHIBIT B

                        LEGAL DESCRIPTION

                        SPECTRUM PROPERTY

A part of Tract 9, MAITLAND CENTER SECTION THREE, Maitland,
Orange County, Florida, according to the plat thereof as recorded in Plat Book 10, Page 10, Public Records of Orange County,
Florida, more particularly described as follows:

BEGIN at the Southwest corner of SUN BAY CLUB UNIT I, as shown on the plat thereof as recorded In Condominium Plat Book 7, Pages 74 through 87, Public Records of Orange County, Florida; THENCE
North 69Section56'05" East along the South boundary of said SUN BAY CLUB UNIT I a distance of 42.00 feet-, THENCE South 78Section03'55" East a distance of 200.00 feet; THENCE South 28Section22'30" East a distance of 44.11 feet; THENCE South 69Section12'28" East a distance of
753.22 feet to the Southeast comer of Tract 9; THENCE South 64Section33'33" West a distance of 1057.07 feet to a point on the West boundary of Tract 9, said point being on a curve concave
Southwesterly, a radial line to said point bearing South 88Section23'40" East; THENCE Northerly along said West boundary, along the arc of said curve, having a radius of 709.07 feet, through a central angle of 18Section47`19" a distance of 232.52 feet to a point of reverse curvature of a curve concave Easterly; THENCE
Northerly along said West boundary of Tract 9, along the arc of said curve having a radius of 639.07 feet, through a central angle of 33Section05'55" a distance of 3$9.1$ feet to a point of reverse curvature of a curve concave Westerly; THENCE Northerly along said West boundary of Tract 8, along the arc of said curve having a radius of 709.07 feet, through a central angle of 15Section58'60" a distance of 197.77 feet to a point of tangency; THENCE North 00Section03'55" West along said West boundary of Tract 9, a distance of 12.97 feet to the point of beginning.

			    EXHIBIT C

This instrument prepared by and
after recording return to:
Leo J. Salvatori, Esq.
Quarles & Brady LLP
4501 Tamiami Trail N., Ste, 300
Naples, FL 34103

                  PARTIAL RELEASE OF MORTGAGE

Know All Men By These Presents:

WHEREAS, ASR PLYMOUTH PLAZA, LTD, and ABR SPECTRUM, LTD, both entities being Florida limited partnerships, hereinafter referred to as "Mortgagor", executed an Assumption Agreement and Consolidation, Renewal and Restatement of Mortgages and Security Agreements and Assignments of Leases and Rents and Spreader Agreement and Notice of Future Advance, and other collateral loan documents (hereinafter referred to as "Loan Documents"') in favor of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation, hereinafter referred to as "Mortgagee", bated July 1, 1997, and recorded July 21, 1997, In Official Records Book 5294, Page 912, of the Public Records of Orange County, Florida; and recorded July 29, 1997, In Official Records Book 9788, Page 638, of the Public Records of Pinellas County, Florida, encumbering the premises therein described, in the original principal sum of TEN MILLION EIGHT HUNDRED FIFTY THOUSAND DOLLARS ($10,850,000.00), with interest as therein mentioned: and

WHEREAS, on October 30, 1992 ABR Spectrum, Ltd., a Florida limited partnership ("Spectrum"), executed and delivered to First Union National Bank of Florida, a national banking association ("First Union"), that certain Real Estate Promissory Note in the original principal amount of Eight Million Forty-Eight Thousand and No/100 Dollars (68,048,000,00) ("First Union Note"), which First Union Note was secured by that certain Mortgage and Security Agreement dated October 30, 1992 and recorded November 4, 1992 in Official Records Book 4483 at Page 2903 of the Official Records of Orange County, Florida ("First Union Mortgage"); and

WHEREAS, the First Union Note was further secured by that certain
Assignment of Leases and Rents dated October 30, 1992 land recorded November 4, 1992 In Official Records Book 4483 at Page
2928 of the Official Records of Orange County, Florida ("First
Union Assignment"); and

WHEREAS, on November 23, 1992 ABR Plymouth Plaza, Ltd., a Florida limited partnership ("Plymouth"), executed and delivered to The Chase Manhattan Bank, N.A., a national banking association ("Chase") that certain Promissory Note in the original principal amount of Two Million Eight Hundred Ninety-Six Thousand and No/100 Dollars ($2,896,000.00) ("Chase Note"), which Chase Note was secured by that certain Mortgage Deed and Security Agreement dated November 23, 1992 and recorded In Official Records Book 8108 at Page 2182 of the Official Records of Pinellas County, Florida ("Chase Mortgage"); and

WHEREAS, the Chase Note was further secured by that certain Collateral Assignment of Leases, Rents and Contract Rights dated November 23, 1992 and recorded in Official Records Book 8108 at Page 2202 of the Official Records of Pinellas County, Florida ("Chase Assignment"), and

WHEREAS, First Union assigned, transferred and set over the First Union Note, First Union Mortgage and First Union Assignment to Teachers Insurance and Annuity Association of America, a New York corporation, by virtue of that certain Assignment of Note and Mortgage dated July 1, 1997 ("Assignment of First Union Note and Mortgage") and that certain Assignment of First Union Assignment, dated July 1, 1997 ("Assignment of First Union Assignment") and recorded in Official Records Book 5294 at Page 908 of the Public Records of Orange County, Florida; and

WHEREAS, Chase assigned, transferred and set over the Chase Note, Chase Mortgage and Chase Assignment to Lennar Northeast Partners Limited Partnership ("Lennar"), a Delaware limited partnership, by virtue of that Assignment of Mortgage and other Loan Documents dated November 3, 1994 and recorded in Official Records Book 8909, Page 683 of the Public Records of Pinellas County, Florida; and

WHEREAS, Lennar assigned, transferred and set over the Chase Note, Chase Mortgage and Chase Assignment to Bank Midwest, N.A., a national banking association ("Bank Midwest"), by virtue of that certain Assignment of Mortgage and other Loan Documents dated October 31, 1995 and recorded in Official Records Book 9155, Page 612 of the Public Records of Pinellas County, Florida; and

WHEREAS, Bank Midwest assigned, transferred and set over the Chase Note, Chase Mortgage and Chase Assignment to Teachers by virtue of that certain Assignment of Note and Mortgage, dated June 30, 1997 ("Assignment of Chase Note and Mortgage") and that certain assignment of Chase Assignment dated June 30, 1997 ("Assignment of Chase Assignment") and recorded in Official Records Book 9788, Page 831 of the Public Records of Pinellas County, Florida; and

WHEREAS, said Loan Documents have bean assigned by Mortgagee to Decade Mortgage Loan Partners, LLC, a Wisconsin limited liability company; and

WHEREAS, the said Mortgagor, has requested the said Mortgagee to release the premises hereinafter described, being part of said mortgaged premises, from the lien and operation of said Mortgage and collateral Loan Documents.

NOW THEREFORE, KNOW YE, that the said Decade, in consideration of the premises and of the sum of TEN and 00/100 DOLLARS ($10.00), to Decade in hand paid by, or on behalf of, Mortgagor at the time of the execution hereof, the receipt whereof is hereby acknowledged, do remise, release, quit-claim, exonerate and discharge from the lien and operation of said Mortgage and all other collateral loan documents unto the said Mortgagor, its heirs and assigns, that certain portion of the premises conveyed by said Mortgage, more particularly described as follows:

See Exhibit A attached hereto and incorporated herein by virtue of this reference.

This partial release will also serve to release the premises described above, together with any personal property or fixtures located on or within the same, from the lien and charge of that certain Assignment of Leases and Rents recorded in Official Records Book 9788, Page 928, of the Public Records of Pinellas County, Florida, and from the lien and charge of that certain UCC-1 Financing Statement recorded in Official Records Book 8108, Page 2214, of the Public Records of Pinellas County, Florida, as assigned by document recorded in Official Records Book 9788, Page 837 of the Public Records of Pinellas County, Florida; and from the lien and charge of that certain UCC-1 Financing Statement recorded in Official Records Book 9788, Page 944, of the Public Records of Pinellas County, Florida.

TO HAVE AND TO HOLD the same, with the appurtenances, unto the said Mortgagor, its heirs and assigns forever, freed, exonerated and discharged of and from the lien of said Mortgage, and every part thereof; provided always, nevertheless, that nothing herein contained shall in anywise impair, alter or diminish the effect, lien or encumbrance of the aforesaid Mortgage on the remaining part of said mortgaged premises, not hereby released therefrom, or any of the rights and remedies of the holders thereof.

IN WITNESS WHEREOF, the said Mortgagee has hereunto set its hand
and seal this      day of September, 2002.

Signed, sealed and delivered in       (Corporate Seal)
the presence of:                   DECADE MORTGAGE LOAN PARTNERS, LLC, a
                                   Wisconsin limited
/s/ Nan Gregory                    liability company
Witness No. 1 Signature

Nan Gregory
Witness No. 1 Printed Name            By:   /s/ Jeff Keieleber
                                            Jeff Keieleber
/s/ Patsy E. Trusal                         as Manager
Witness No. 2 Signature

Patsy E. Trusal
Witness No. 2 Printed Name


STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 13th day of September, 2002, by Jeffrey Keieleber as General Manager of Decade Mortgage Loan Partners, LLC, a Wisconsin limited liability company, who is personally known to me.

Nan Gregory                        /s/ Nan Gregory
My Commission DD084587             NOTARY PUBLIC
Expires August 01, 2005

  Nan Gregory
  TYPED, PRINTED OR STAMPED NAME OF NOTARY
  My commission expires:

			    EXHIBIT D

                         GENERAL RELEASE

KNOW ALL MEN BY THESE PRESENTS:

THAT DECADE MORTGAGE LOAN PARTNERS, LLC, a Wisconsin limited liability company, first party, for and in consideration of the sum of Ten Dollars ($10.00), and other valuable consideration, received from or on behalf of ABR PLYMOUTH PLAZA, LTD., ABR SPECTRUM, LTD., REED DEVELOPMENT COMPANY, ROBERT M. REED, II, THOMAS E. BEACH and DAVID R. ATKINSON, as well as all employees, officers, directors, partners, agents and independent contractors thereof, all hereinafter referred to as second party, the receipt whereof is hereby acknowledged.

HEREBY remise, release, acquit, satisfy, and forever discharge the said second party, from any and all liability created under any document held by the undersigned as a result of the assignment of the same to the undersigned by Teachers Insurance and Annuity Association of America.

IN WITNESS WHEREOF, the undersigned has set their hand and seal this 13th day of September, 2002.

Signed, sealed and delivered in
the presence of:                   DECADE MORTGAGE LOAN PARTNERS, LLC, a
                                   Wisconsin limited
/s/ Nan Gregory                    liability company
Witness No. 1 Signature

Nan Gregory
Witness No. 1 Printed Name            By:    /s/ Jeff Keieleber
                                            Jeff Keieleber
/s/ Patsy E. Trusal                         as General Manager
Witness No. 2 Signature

Patsy E. Trusal
Witness No. 2 Printed Name


STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 13th day of September, 2002, by Jeffrey Keieleber as General Manager of Decade Mortgage Loan Partners, LLC, a Wisconsin limited liability company, who is personally known by me or who
has produced         as identification.

Nan Gregory                        /s/ Nan Gregory
My Commission DD084587             NOTARY PUBLIC
Expires August 01, 2005

Nan Gregory
TYPED, PRINTED OR STAMPED NAME OF NOTARY
My commission expires: